[EXECUTION COPY]



                                  $190,000,000

                           LOAN AND SECURITY AGREEMENT

                            Dated as of July 12, 1996


                                     Between

                              LADD FURNITURE, INC.
                    AMERICAN FURNITURE COMPANY, INCORPORATED
                              LEA INDUSTRIES, INC.
                              BARCLAY FURNITURE CO.
                          CLAYTON-MARCUS COMPANY, INC.
                            LADD CONTRACT SALES CORP.
                         LADD INTERNATIONAL SALES CORP.
                            LADD TRANSPORTATION, INC.
                            PENNSYLVANIA HOUSE, INC.
                             PILLIOD FURNITURE, INC.
                                 (the Borrowers)

                                       and

                        THE FINANCIAL INSTITUTIONS PARTY
                            HERETO FROM TIME TO TIME
                                  (the Lenders)

                                       and

                            NATIONSBANK, N.A. (SOUTH)
                            FLEET CAPITAL CORPORATION
                                 (the Co-Agents)

                                       and

                            NATIONSBANK, N.A. (SOUTH)
                           (the Administrative Agent)



                    THIS AGREEMENT SECURES OBLIGATORY FUTURE
                      ADVANCES MADE FOR COMMERCIAL PURPOSES

                               TABLE OF CONTENTS 1



                                                                                                                    Page

                                   ARTICLE 1.

                                   DEFINITIONS

         SECTION 1.1.      Definitions...............................................................................  1
         SECTION 1.2.      General Interpretive Rules................................................................ 39
         Section 1.3       Exhibits and Schedules.................................................................... 41

                                    ARTICLE 2

                            REVOLVING CREDIT FACILITY

         SECTION 2.1.      Revolving Credit Loans.................................................................... 42

         SECTION 2.2.      Manner of Borrowing Revolving Credit Loans................................................ 42

         SECTION 2.3.      Repayment of Revolving Credit Loans....................................................... 45

         SECTION 2.4.      Revolving Credit Note..................................................................... 45

         SECTION 2.5.      Extension of Revolving Credit Facility.................................................... 46


                                    ARTICLE 3

                            LETTER OF CREDIT FACILITY

         SECTION 3.1.      Agreement to Issue........................................................................ 47

         SECTION 3.2.      Amounts................................................................................... 47

         SECTION 3.3.      Conditions................................................................................ 47

         SECTION 3.4.      Issuance of Letters of Credit............................................................. 48

         SECTION 3.5.      Duties of NationsBank..................................................................... 49

         SECTION 3.6.      Payment of Reimbursement Obligations...................................................... 49

         SECTION 3.7.      Participations............................................................................ 50

         SECTION 3.8.      Indemnification, Exoneration.............................................................. 51

         SECTION 3.9.      Supporting Letter of Credit;
                                      Cash Collateral Account........................................................ 53

                                    ARTICLE 4

                               TERM LOAN FACILITY

         SECTION 4.1.      Term Loan................................................................................. 54

         SECTION 4.2.      Manner of Borrowing Term Loan............................................................. 54

         SECTION 4.3.      Repayment of Term Loan.................................................................... 54

         SECTION 4.4.      Term Notes................................................................................ 54


- --------
1 This Table of Contents is included for  reference  purposes  only and does not constitute part of the Loan and Security Agreement.







                                    ARTICLE 5

                             GENERAL LOAN PROVISIONS

         SECTION 5.1.      Interest.................................................................................. 55

         SECTION 5.2.      Certain Fees.............................................................................. 56

         SECTION 5.3.      Manner of Payment......................................................................... 58

         SECTION 5.4.      General................................................................................... 59

         SECTION 5.5.      Loan Accounts; Statements of Account...................................................... 59

         SECTION 5.6.      Reduction of Revolving Credit Facility;
                                      Termination of Agreement....................................................... 60
         SECTION 5.7.      Making of Loans........................................................................... 61

         SECTION 5.8.      Settlement Among Lenders.................................................................. 63

         SECTION 5.9.      Mandatory Prepayments..................................................................... 67

         SECTION 5.10.     Prepayment Fee............................................................................ 69

         SECTION 5.11.     Payments Not at End of Interest Period;
                                      Failure to Borrow.............................................................. 69
         SECTION 5.12.     Assumptions Concerning Funding of
                                      Eurodollar Rate Loans.......................................................... 70
         SECTION 5.13.     Notice of Conversion or Continuation...................................................... 70

         SECTION 5.14.     Conversion or Continuation................................................................ 71

         SECTION 5.15.     Duration of Interest Periods; ............................................................ 71

         SECTION 5.16.     Changed Circumstances..................................................................... 72

         SECTION 5.17.     Cash Collateral Account;
                                      Investment Accounts............................................................ 74
         SECTION 5.18.     Borrowers' Representative................................................................. 76

         SECTION 5.19.     Joint and Several Liability............................................................... 77

         SECTION 5.20.     Obligations Absolute...................................................................... 78

         SECTION 5.21.     Waiver of Suretyship Defenses............................................................. 78


                                    ARTICLE 6

                              CONDITIONS PRECEDENT
         SECTION 6.1.      Conditions Precedent to Revolving Credit
                                      Loans and Term Loans........................................................... 80
         SECTION 6.2.      All Loans; Letters of Credit.............................................................. 84

         SECTION 6.3.      Conditions as Covenants................................................................... 85


                                    ARTICLE 7

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         SECTION 7.1.      Representations and Warranties............................................................ 86

         SECTION 7.2.      Survival of Representations and
                                      Warranties, Etc................................................................ 99

                                    ARTICLE 8

                                SECURITY INTEREST

         SECTION 8.1.      Security Interest.........................................................................100
         SECTION 8.2.      Continued Priority of Security Interest...................................................101



                                      (ii)




                                    ARTICLE 9

                              COLLATERAL COVENANTS

         SECTION 9.1.      Collection of Receivables.................................................................103

         SECTION 9.2.      Verification and Notification.............................................................104

         SECTION 9.3.      Disputes, Returns and Adjustments.........................................................105

         SECTION 9.4.      Invoices..................................................................................105

         SECTION 9.5.      Delivery of Instruments...................................................................106

         SECTION 9.6.      Sales of Inventory........................................................................106

         SECTION 9.7.      Ownership and Defense of Title............................................................106

         SECTION 9.8.      Insurance.................................................................................106

         SECTION 9.9.      Location of Offices and Collateral........................................................108

         SECTION 9.10.     Records Relating to Collateral............................................................108

         SECTION 9.11.     Inspection................................................................................108

         SECTION 9.12.     Information and Reports...................................................................109

         SECTION 9.13.     Power of Attorney.........................................................................110

         SECTION 9.14.     Additional Real Estate and Leases.........................................................111

         SECTION 9.15.     Assignment of Claims Act..................................................................112


                                   ARTICLE 10

                              AFFIRMATIVE COVENANTS

         SECTION 10.1.     Preservation of Corporate Existence
                                      and Similar Matters............................................................113
         SECTION 10.2.     Compliance with Applicable Law............................................................113

         SECTION 10.3.     Maintenance of Property...................................................................113

         SECTION 10.4.     Conduct of Business.......................................................................113

         SECTION 10.5.     Insurance.................................................................................114

         SECTION 10.6.     Payment of Taxes and Claims...............................................................114

         SECTION 10.7.     Accounting Methods and Financial Records..................................................114

         SECTION 10.8.     Use of Proceeds...........................................................................114

         SECTION 10.9.     Hazardous Waste and Substances;
                                      Environmental Requirements.....................................................115

                                   ARTICLE 11

                                   INFORMATION

         SECTION 11.1.     Financial Statements......................................................................116

         SECTION 11.2.     Accountants' Certificate..................................................................117

         SECTION 11.3.     Officer's Certificate.....................................................................117

         SECTION 11.4.     Copies of Other Reports...................................................................118

         SECTION 11.5.     Notice of Litigation and Other Matters....................................................119

         SECTION 11.6.     ERISA.....................................................................................119

         SECTION 11.7.     Revisions or Updates to Schedules.........................................................120




                                      (iii)




                                   ARTICLE 12

                               NEGATIVE COVENANTS

         SECTION 12.1.     Financial Ratios..........................................................................121

         SECTION 12.2.     Debt......................................................................................122

         SECTION 12.3.     Guaranties................................................................................123

         SECTION 12.4.     Investments...............................................................................123

         SECTION 12.5.     Capital Expenditures......................................................................123

         SECTION 12.6.     Restricted Distributions and

                                      Payments, Etc..................................................................123
         SECTION 12.7.     Merger, Consolidation and Sale of Assets..................................................124

         SECTION 12.8.     Transactions with Affiliates..............................................................124

         SECTION 12.9.     Liens.....................................................................................124

         SECTION 12.10.    Operating Leases..........................................................................124

         SECTION 12.11.    Real Estate Leases........................................................................124

         SECTION 12.12.    Plans.....................................................................................124

         SECTION 12.13.    Sales and Leasebacks......................................................................124


                                   ARTICLE 13

                                     DEFAULT

         SECTION 13.1.     Events of Default.........................................................................126
         SECTION 13.2.     Remedies..................................................................................130
         SECTION 13.3.     Application of Proceeds...................................................................133
         SECTION 13.4.     Power of Attorney.........................................................................133
         SECTION 13.5.     Miscellaneous Provisions Concerning
                                      Remedies.......................................................................134

                                   ARTICLE 14

                                   ASSIGNMENTS

         SECTION 14.1.     Successors and Assigns; Participations....................................................136
         SECTION 14.2.     Representation of Lenders.................................................................139

                                   ARTICLE 15

                              ADMINISTRATIVE AGENT

         SECTION 15.1.     Appointment of Agent......................................................................140
         SECTION 15.2.     Delegation of Duties......................................................................140
         SECTION 15.3.     Exculpatory Provisions....................................................................140
         SECTION 15.4.     Reliance by Agent.........................................................................141
         SECTION 15.5.     Notice of Default.........................................................................141
         SECTION 15.6.     Non-Reliance on Agents and Other Lenders..................................................142
         SECTION 15.7.     Indemnification...........................................................................143
         SECTION 15.8.     Agent in Its Individual Capacity..........................................................143
         SECTION 15.9.     Successor Agent...........................................................................143
         SECTION 15.10.    Notices from Agent to Lenders.............................................................144
         SECTION 15.11.    Co-Agents...................................................................................144



                                      (iv)




                                   ARTICLE 16

                                  MISCELLANEOUS

         SECTION 16.1.     Notices...................................................................................145

         SECTION 16.2.     Expenses..................................................................................146

         SECTION 16.3.     Stamp and Other Taxes.....................................................................148

         SECTION 16.4.     Setoff....................................................................................148

         SECTION 16.5.     Litigation................................................................................148

         SECTION 16.6.     Waiver of Rights..........................................................................149

         SECTION 16.7.     Consent to Advertising and Publicity......................................................149

         SECTION 16.8.     Reversal of Payments......................................................................150

         SECTION 16.9.     Injunctive Relief.........................................................................150

         SECTION 16.10.    Accounting Matters........................................................................150

         SECTION 16.11.    Amendments................................................................................150

         SECTION 16.12.    Assignment................................................................................152

         SECTION 16.13.    Performance of Borrowers' Duties..........................................................152

         SECTION 16.14.    Indemnification...........................................................................153

         SECTION 16.15.    All Powers Coupled with Interest..........................................................153

         SECTION 16.16.    Survival..................................................................................153

         SECTION 16.17.    Titles and Captions.......................................................................154

         SECTION 16.18.    Severability of Provisions................................................................154

         SECTION 16.19.    Governing Law.............................................................................154

         SECTION 16.20.    Counterparts..............................................................................154

         SECTION 16.21.    Reproduction of Documents.................................................................154

         SECTION 16.22.    Term of Agreement.........................................................................155

         SECTION 16.23.    Increased Capital.........................................................................155

         SECTION 16.24.    Pro-Rata Participation....................................................................156

         SECTION 16.25.    Confidentiality...........................................................................156





                                       (v)

ANNEX A                             COMMITMENTS
ANNEX B                             APPLICABLE MARGINS

EXHIBIT A                           FORM OF REVOLVING CREDIT NOTE
EXHIBIT B                           FORM OF TERM NOTE
EXHIBIT C                           FORM OF BORROWING BASE CERTIFICATE
EXHIBIT D                           FORM OF OPINION OF COUNSEL FOR BORROWER
EXHIBIT E                           FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT F                           FORM OF SETTLEMENT REPORT


Schedule 1.1A                               Permitted Investments
Schedule 1.1B                       Permitted Liens
Schedule 1.1C                       New BOT Transaction Equipment
Schedule 7.1(a)                     Organization
Schedule 7.1(b)                     Capitalization
Schedule 7.1(c)                     Subsidiaries; Ownership of Stock
Schedule 7.1(e)                     Compliance with Laws
Schedule 7.1(f)                     Borrowers' Businesses
Schedule 7.1(g)                     Governmental Approvals
Schedule 7.1(h)                     Title to Properties
Schedule 7.1(i)                     Liens
Schedule 7.1(j)                     Indebtedness and Guaranties
Schedule 7.1(k)                     Litigation
Schedule 7.1(l)                     Tax Matters
Schedule 7.1(p)                     ERISA
Schedule 7.1(t)                     Location of Offices and Receivables
Schedule 7.1(u)                     Location of Inventory
Schedule 7.1(v)                     Equipment
Schedule 7.1(w)                     Real Estate
Schedule 7.1(x)                     Corporate and Fictitious Names
Schedule 7.1(aa)                    Employee Relations
Schedule 7.1(bb)                    Proprietary Rights
Schedule 7.1(cc)                    Trade Names
Schedule 7.1(dd)                    Bank Accounts, Lockboxes, Etc.
Schedule 10.8                       Use of Proceeds





                                      (vi)



                           LOAN AND SECURITY AGREEMENT

                            Dated as of July 12, 1996



                  LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, LEA INDUSTRIES, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation, the financial institutions party to this Agreement from time to time as Lenders, NATIONSBANK, N.A. (SOUTH), a national banking association, and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as agents for the Lenders (the "Co-Agents"), and NATIONSBANK, N.A. (SOUTH), as administrative agent for the Lenders (the "Administrative Agent"), agree as follows:


                                   ARTICLE 1.

                                   DEFINITIONS


                  SECTION 1.1.      Definitions.  For the purposes of this
Agreement:

                  "Account Debtor" means a Person who is obligated on a Receivable.

                  "Acquire" or "Acquisition", as applied to any Business Unit or Investment, means the acquiring or acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

                  "Adjusted Net Worth" means the consolidated Net Worth of the Borrowers and the Consolidated Subsidiaries less the amount included therein for any amounts due from Affiliates.

                  "Adjusted Total Debt Coverage Ratio" means, as of the last day of any Fiscal Quarter after the Effective Date, the result obtained by dividing the principal amount of consolidated Debt of

LADD and its Consolidated Subsidiaries as of such date, by consolidated EBITDA of LADD and its Consolidated Subsidiaries (i) for the period of four consecutive Fiscal Quarters ended on such date or (ii) for any shorter period beginning on June 30, 1996 and ending on the last day of such Fiscal Quarter, multiplied by a fraction, the numerator of which is four and the denominator of which is the number of whole Fiscal Quarters in such shorter period.

                  "Administrative Agent" means NationsBank and any successor administrative agent appointed pursuant to Section 15.9 hereof.

                  "Affiliate" means, with respect to a Person, (a) any partner, officer, shareholder (if holding more than 20% of the outstanding shares of capital stock of such Person), director, employee or managing agent of such Person, (b) any spouse or children of such Person living in the same household, and (c) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 20% or more of any class of voting stock or partnership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 20% or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.

                  "Agency Account" means an account of a Borrower maintained by it with a Clearing Bank pursuant to an Agency Account Agreement.

                  "Agency Account Agreement" means an agreement among one or more Borrowers, the Agent and a Clearing Bank, in form and substance satisfactory to the Agent, concerning the collection and transfer of payments which represent the proceeds of Receivables or of any other Collateral or of the Real Estate.

                  "Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 16.1.

                  "Agreement"  means and includes this Agreement,  including all
Schedules,   Exhibits  and  other  attachments   hereto,   and  all  amendments,
modifications and supplements hereto and thereto.

                  "Agreement Date" means the date as of which this Agreement is dated.

                  "American" means American Furniture Company, Incorporated, a Virginia corporation and a wholly owned, Consolidated Subsidiary.

                  "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and of all orders and decrees of all courts and arbitrators, including, without limitation, Environmental Laws.

                  "Applicable Margin" means (a) as to Prime Rate Revolving Credit Loans, 1-3/4%, (b) as to Prime Rate Term Loans, 2%, (c) as to Eurodollar Rate Revolving Credit Loans, 2-3/4% and (d) as to Eurodollar Rate Term Loans, 3%, or in each case, beginning after delivery of the audited financial statements of LADD and its Consolidated Subsidiaries for Fiscal Year 1996, such other percentage indicated on the performance pricing matrix attached hereto as Annex B, as may at the time be applicable after taking into account the Borrowers' consolidated Total Debt Coverage Ratio computed based on the consolidated financial statements of LADD and its Consolidated Subsidiaries for the then most recently ended Fiscal Quarter, timely delivered in accordance with
Section 11.1.

                  "Asset Disposition" means the disposition of any asset of any Borrower or any of its Subsidiaries, other than sales of Inventory in the ordinary course of business.

                  "Assignment and Acceptance" means an assignment and acceptance in the form attached hereto as Exhibit E assigning all or a portion of a Lender's interests, rights and obligations under this Agreement pursuant to
Section 14.1.

                  "Barclay"   means   Barclay   Furniture   Co.,  a  Mississippi
corporation and a wholly owned Consolidated Subsidiary.

                  "Benefit Plan" means an "employee pension benefit plan" as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) in respect of which a Borrower or any Related Company is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

                  "Borrower" means each of LADD, American, Barclay, Clayton-Marcus, Contract Sales, International, Transportation, Lea
(NC), Pennsylvania House, and Pilliod, and "Borrowers" means all such entities collectively.

                  "Borrowing" means a borrowing of Revolving Credit Loans bearing interest at the same rate, made by all Lenders on the same date and, in the case of Eurodollar Rate Loans, having a single Interest Period and the continuation or conversion of an existing Loan or Loans in whole or in part.

                  "Borrowing Base" means at any time an amount equal to the lesser of:

                  (a)      the Revolving Credit Facility, minus the sum of

                  (i)      the Letter of Credit Reserve, plus

                  (ii) the aggregate amount of the Environmental Compliance Reserves and reserves in respect of Interest Rate Protection Agreements, plus

                  (iii) after the Effective Date, $2,500,000,

                  (b)      an amount equal to

                  (i) 85% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the face value of the Eligible Receivables due and owing at such time, plus

                  (ii)     the lesser of

                           (A) the sum of (w) 65% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory consisting of raw, rough lumber, either green or dried, commodity sheet particle board, plywood and multi-density fiberboard, (x) 60% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory consisting of finished goods, (y) 45% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value) of Eligible Inventory consisting of fabric and vinyl on rolls and leather hides and (z) 40% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of the balance of raw materials, all of the foregoing net of any Borrower's reserves for obsolescence as determined from time to time by such Borrower and the Administrative Agent, at such time, and

                           (B)      $60,000,000, minus

                  (iii)    the sum of

                           (A)      the Letter of Credit Reserve, plus

                           (B) the aggregate amount of the Environmental Compliance Reserves and reserves in respect of Interest Rate Protection Agreements, plus

                           (C)      after the Effective Date, $2,500,000, plus

                           (D) such other reserves as the  Administrative  Agent
                  may in its reasonable credit judgment establish from time to time.

                  "Borrowing Base Certificate" means a certificate in the form attached hereto as Exhibit C.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Atlanta, Georgia are authorized to close and, when used with respect to Eurodollar Rate Loans, means any such day on which dealings are also carried on in the applicable interbank Eurodollar market.

                  "Business Unit" means the assets constituting the business or a division or operating unit thereof of any Person.

                  "Capital Expenditures" means, with respect to any Person, all capital expenditures that are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred.

                  "Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  "Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

                  "Cash Collateral" means collateral consisting of cash or Cash Equivalents on which the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, has a first priority Lien.

                  "Cash Collateral Account" means a special interest-bearing deposit account consisting of cash maintained at the principal office of the Administrative Agent and under the sole dominion and control of the
Administrative Agent, for its benefit and for the benefit of the Lenders, established pursuant to the provisions of Section 5.17(a) for purposes set forth therein.

                  "Cash Equivalents" means

                  (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof;

                  (b) commercial paper maturing no more than one year from the date issued and, at the time of acquisition thereof, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.;
                  (c) certificates of deposit or bankers' acceptances issued in Dollar denominations and maturing within one year from the date of issuance thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $100,000,000 and, unless issued by the Administrative Agent or a Lender, not subject to set-off or offset rights in favor of such bank arising from any banking relationship with such bank; and

                  (d) repurchase agreements in form and substance and for amounts satisfactory to the Administrative Agent.

                  "Cash Flow" means, for any accounting period of the Borrower, an amount equal to the sum of the consolidated Net Income of the Borrower and its Consolidated Subsidiaries for such accounting period, plus depreciation, amortization and other non-cash charges against Net Income for such period, to the extent the same were included in the computation of consolidated Net Income, minus cash outlays for Capital Expenditures (other than Financed Capital Expenditures) for such period.

                  "Clearing Bank" means Harris Bank & Trust Company, Wachovia Bank of North Carolina, N.A., KeyBank, N.A. (Society National Bank) and any other banking institution with which an Agency Account has been established pursuant to an Agency Account Agreement.

                  "Clayton-Marcus" means Clayton-Marcus Company, Inc., a North Carolina corporation and a wholly owned Consolidated Subsidiary.

                  "Collateral" means and includes all of each Borrower's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

                  (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "Receivables"),

                  (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work in process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents evidencing and general intangibles relating to any of the foregoing (the foregoing, collectively, "Inventory"),

                  (c) (i) all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description, (ii) all tangible personal property (other than Inventory) and fixtures used in the Borrower's business operations or owned by the Borrower or in which the Borrower has an interest (but subject to the acknowledged interest of any equipment lessor), and (iii) all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor (the foregoing, collectively, "Equipment"),

                  (d) all general intangibles, choses in action and causes of action and all other intangible personal property of every kind and nature (other than Receivables), including, without limitation, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multiemployer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, the beneficiary's interest in proceeds of insurance covering the lives of key employees and any letter of credit, guarantee, claims, security interest or other security for the payment by an Account Debtor of any of the Receivables (the foregoing, collectively, "General Intangibles"),

                  (e) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC (the foregoing, collectively, "Deposit Accounts"),

                  (f) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts, other than any such Investments made in the SERP (the foregoing, collectively, "Investment Property"),

                  (g) (i) any investment account maintained by or on behalf of the Borrower with the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender, (ii) any agreement governing such account,
(iii)  all  cash,  money,  notes,  securities,   instruments,  goods,  accounts,
documents, chattel paper, general intangibles and other property now or hereafter held by the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender on behalf of the Borrower in connection with such investment account or deposited by the Borrower or on the Borrower's behalf to such investment account or otherwise credited thereto for the Borrower's benefit, or distributable to the Borrower from such investment account, together with all contracts for the sale or purchase of the foregoing, (iv) all of the Borrower's right, title and interest with respect to the deposit, investment, allocation, disposition, distribution or withdrawal of the foregoing, (v) all of the Borrower's right, title and interest with respect to the making of amendments, modifications or additions of or to the terms and conditions under which the investment account or investments maintained therein is to be maintained by the Borrower, any Lender or any Affiliate of the Administrative Agent or any Lender on the Borrower's behalf, and (vi) all of the Borrower's books, records and receipts pertaining to or confirming any of the foregoing (the foregoing, collectively, "Investment Accounts"),

                  (h) all cash or other property deposited with the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender or which the Administrative Agent, for its benefit and for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Loan Documents or any agreement relating to any Letter of Credit, including, without limitation, amounts on deposit in the Cash Collateral Account,

                  (i) all goods and other  property,  whether or not  delivered,
(i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

                  (j) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or the Real Estate or are acquired for the purpose of securing and enforcing any item thereof,

                  (k) all documents of title, including bills of lading and warehouse receipts, policies and certificates of insurance, securities, chattel paper and other documents and instruments,

                  (l) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or Real Estate or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

                  (m) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or Real Estate or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

                  "Commitment" means, as to each Lender, the amount set forth opposite such Lender's name on Annex A hereto, representing such Lender's obligation, upon and subject to the terms and conditions of this Agreement (including the applicable provisions of Section 14.1), to make its Proportionate Share of Loans under the Revolving Credit Facility and the Term Loan Facilities and to purchase participations in Letters of Credit or, from and after the date hereof, the amount set forth in the Register representing such Lender's obligation to make its Proportionate Share of Loans under the Revolving Credit Facility and to purchase participations in Letters of Credit and its corresponding interest in Term Loans outstanding.

                  "Commitment Percentage" means, as to any Lender at the time of determination, the percentage of the Total Commitment at such time obtained by dividing such Lender's Commitment at such time by the Total Commitment at such time.

                  "Consolidated Subsidiaries" means, as to LADD, each other Borrower and other Subsidiary of LADD listed on Schedule 7.1(c) and any additional Subsidiary of LADD whose accounts are at the time in question, in accordance with GAAP and pursuant to the written consent of the Required Lenders, which consent may be withheld in their absolute discretion or conditioned upon, inter alia, the execution and delivery of guaranties, security agreements, mortgages and other documents required by the Required Lenders in their absolute discretion, consolidated with those of LADD.

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

                  "Contract Sales" means LADD Contract Sales Corporation, a North Carolina corporation and a wholly owned Consolidated Subsidiary.

                  "Controlled Disbursement Account" means one or more accounts maintained by and in the name of a Borrower with a Disbursing Bank, which is designated as such on Schedule 7.1(dd) or of which the Administrative Agent otherwise has written notice from such Borrower, not less than five Business Days prior to the first deemed request for a Revolving Credit Loan by the Disbursing Bank in respect thereof, for the purposes of disbursing Revolving Credit Loan proceeds and other amounts deposited thereto.

                  "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of a Borrower's right, title and interest in and to

                  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications;

                  (b)      all renewals of any of the foregoing;

                  (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;

                  (d) the right to sue for past, present and future infringements of any of the foregoing; and

                  (e) all rights corresponding to any of the foregoing throughout the world.

                  "Current Assets" means, with respect to any Person, the aggregate amount of assets of such Person which should properly be classified as current assets in accordance with GAAP, after deducting adequate reserves in each case where a reserve is appropriate in accordance with GAAP.

                  "Current Liabilities" means, with respect to any Person, the aggregate amount of all Liabilities of such Person which should properly be classified as current liabilities in accordance with GAAP.

                  "Current Maturities" means, when used in connection with Funded Debt, as of any date of determination, the principal amount of such Debt coming due on such date or during the twelve-month period following such date in accordance with the terms of any instrument or agreement evidencing such Debt or relating thereto.

                  "Daystrom" means the assets and property of the Daystrom Furniture division of LADD, the business of which was discontinued, effective June 28, 1996 (except for limited plating operations).

                  "Debt" means

                  (a)      Indebtedness for money borrowed,

                  (b) Indebtedness, whether or not in any such case the same was for money borrowed,

                  (i)   represented  by  notes  payable,   drafts  accepted  and
         reimbursement obligations under standby letters of credit and similar instruments that represent extensions of credit,

             (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or

            (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business),

                  (c) Indebtedness that constitutes a Capitalized Lease Obligation,

                  (d)      Indebtedness under Interest Rate Protection
Agreements, and

                  (e) Indebtedness that is such by virtue of clause (c) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would otherwise constitute "Debt."

                  "Default" means any of the events specified in Section 13.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

                  "Default Margin" means 2.0%.

                  "Deposit Account" has the meaning specified in the definition "Collateral."

                  "Disbursing Bank" means any commercial bank with which a Controlled Disbursement Account is maintained after the Effective Date.

                  "Dollar" and "$" means freely transferable United States dollars.

                  "EBITDA" for a specified period means consolidated Net Income of LADD and its Consolidated Subsidiaries for such period, before provision for interest expense, income taxes, depreciation expense and amortization.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

                  "Effective Date" means the later of:

                  (a)  the Agreement Date, and

                  (b) the first date on which all of the conditions set forth in
Article 6 shall have been fulfilled.

                  "Effective Interest Rate" means each rate of interest per annum on the Revolving Credit Loans and the Term Loans in effect from time to time pursuant to the provisions of Sections 5.1(a), (b) and (c).

                  "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, having total assets in excess of $1,000,000,000 or any commercial finance or asset based lending affiliate of any such commercial bank; and (ii) any Lender listed on the signature page of this Agreement; provided in each case that the representation contained in Section 14.2 hereof shall be applicable with respect to such institution or Lender.

                  "Eligible Inventory" means items of Inventory of a Borrower held for sale in the ordinary course of the business of such Borrower (but not including maintenance supplies) which meet all of the following requirements:
(a) such Inventory is owned by a Borrower, is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a non-consensual Permitted Lien; (b) such Inventory consists of raw materials or finished goods or packaging or shipping materials and does not consist of work-in-process, supplies or consigned goods; (c) such Inventory is in good condition and meets all standards applicable to such goods, their use or sale imposed by any governmental agency, or department or division thereof, having regulatory authority over such matters; (d) such Inventory is currently either usable or saleable, at prices approximating at least the cost thereof, in the normal course of such Borrower's business; (e) such Inventory is not obsolete or returned or repossessed or used goods taken in trade; (f) such Inventory is located within the United States at one of the locations listed in
Schedule 7.1(u); (g) such Inventory is in the possession and control of such Borrower (and not any third party) and if located in a warehouse or other facility leased by a

Borrower, the lessor has delivered to the Administrative Agent a waiver and consent in form and substance satisfactory to the Administrative Agent, provided that up to $250,000 of otherwise Eligible Inventory may be located on premises not owned by a Borrower and not covered by a waiver and consent; and (h) such Inventory is not deemed ineligible by the Administrative Agent for any other reason in the exercise of the Administrative Agent's reasonable credit judgment, utilizing criteria customarily employed by asset-based lenders.

                  "Eligible Receivable" means a Receivable of a Borrower that is a Floor Plan Receivable or that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of business, net of any credits or rebates owed by any Borrower to the Account Debtor, and that meets all of the following requirements: (a) such Receivable is owned by a Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of any Borrower to make such Receivable payable by the Account Debtor; (b) such Receivable is not unpaid more than 90 days after the date of the original invoice or past due more than 60 days after its due date, which shall not be later than 30 days after the invoice date, provided that up to (i) 15% of aggregate Eligible Receivables may be due more than 30 days but not more than 120 days and (ii) an additional 5% of aggregate Eligible Receivables may be due more than 30 days but not more than 180 days, after the date of the original invoice and as to any such Receivable is not unpaid more than 30 days after such due date; (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate (other than an employee of LADD or any Subsidiary), creditor, lessor or supplier of such Borrower; (d) such Receivable is not owing by an Account Debtor more than 40% of whose then-existing accounts owing to the Borrowers do not meet the requirements set forth in clause (b) above; (e) if the Account Debtor with respect thereto is located outside of the United States of America (including Puerto Rico) or Canada, the goods which gave rise to such Receivable were shipped after receipt by such Borrower from the Account Debtor of an irrevocable letter of credit that has been confirmed by a financial institution acceptable to the Administrative Agent, is in form and substance acceptable to the Administrative Agent, payable in the full face amount of the face value of the Receivable in Dollars at a place of payment located within the United States and has, if requested by the Administrative Agent, been duly assigned to the Administrative Agent, provided that otherwise Eligible Receivables owing by non-US Account Debtors and not supported by letters of credit may be included as "Eligible Receivables" in an aggregate amount (x) not to exceed $500,000 at any time outstanding, (y) with the approval of the Administrative Agent, not to exceed $2,000,000 at any time outstanding, or (z) with the approval of the Required Lenders, more than $2,000,000 at any time outstanding; (f) the Account Debtor with respect to such Receivable is not located in a state which imposes conditions on the enforceability of Receivables with which such Borrower has not complied; (g) if requested by the Administrative Agent, such Receivable, to the extent it is subject to the
Assignment of Claims Act of 1940, as amended from time to time, has been assigned to the Administrative Agent in accordance with the requirements thereof; (h) such Borrower is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable; (i) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Administrative Agent's sole judgment, have a materially adverse effect on such Account Debtor; (j) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods have not been returned or rejected; (k) such Receivable is not owing by an Account Debtor or a group of affiliated Account Debtors whose then-existing accounts owing to the Borrowers exceed in face amount 15% of the Borrowers' total Eligible Receivables; (l) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Administrative Agent containing only terms normally offered by such Borrower and dated no later than the date of shipment; (m) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; (n) such Receivable is not evidenced by chattel paper or an instrument of any kind; (o) such Receivable does not arise from the performance of services, including services under or related to any warranty obligation of a Borrower or out of service charges by a Borrower or other fees for the time value of money; (p) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever, including, without being limited to, a Lien in favor of any provider of "floor plan" financing to dealers of any Borrower, other than a non-consensual Permitted Lien, and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than a non-consensual Permitted Lien; and (q) such Receivable is not deemed ineligible by the Administrative Agent for any other reason in the exercise of the Administrative Agent's reasonable credit judgment, utilizing criteria customarily employed by asset-based lenders.

                  "Environmental Compliance Reserves" means reserves for the cost of Remedial Action by the Borrower determined by the Administrative Agent from time to time in its reasonable discretion based upon the reports delivered pursuant to Section 10.9(b) and such other advice, analysis and engineering studies as it deems appropriate.

                  "Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, Releases or threatened Releases of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder; such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended; the Clean Air Act, 46 U.S.C. ss. 7401 et seq., as amended; and state and federal lien and environmental cleanup programs.

                  "Environmental Lien" means a Lien in favor of any governmental entity for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such governmental entity in response to, a Release or threatened Release of Contaminant into the environment.

                  "Equipment" has the meaning specified in the definition "Collateral."

                  "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, a simple per annum interest rate determined pursuant to the following formula:

          Eurodollar Rate =        Interbank Offered Rate
                                 ---------------------------
                             1 - Eurodollar Reserve Percentage

The Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Eurodollar Rate Loan" means any Loan bearing interest at a rate determined by reference to the Eurodollar Rate, including any such Loans continued as or converted into, a Eurodollar Rate Loan on the same day by the Lenders for the same Interest Period.

                  "Eurodollar Rate Revolving Credit Loan" means a
Eurodollar Rate Loan outstanding under the Revolving Credit
Facility.

                  "Eurodollar Rate Term Loan" means a Eurodollar Rate Loan outstanding under a Term Loan Facility.

                  "Eurodollar Reserve Percentage" means that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans is determined), whether or not any Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Rate Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to any Lender.

                  "Event  of  Default"  means  any of the  events  specified  in
Section 13.1, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

                  "Excess Cash Flow" for any specified period means EBITDA for such period minus Capital Expenditures (other than Financed Capital Expenditures), minus interest expense, minus scheduled principal payments on Debt, minus cash taxes, in each case of LADD and the Consolidated Subsidiaries on a consolidated basis for the same specified period.

                  "Executive Officers" means Fred L. Schuermann, Jr., William S. Creekmuir, Kenneth E. Church, Michael P. Haley and Donald L. Mitchell.

                  "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve system arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by NationsBank from three federal funds brokers of recognized standing selected by NationsBank.

                  "Financed Capital Expenditures" means Capital Expenditures funded with the proceeds of Permitted Purchase Money Debt (excluding Loans) and those represented by Capitalized Lease Obligations.

                  "Financial   Officer"  means  the  chief  financial   officer,
Treasurer, Assistant Treasurer, Corporate Controller or Assistant Corporate Controller of LADD.

                  "Financing Statements" means any and all Uniform Commercial Code financing statements, in form and substance satisfactory to the Agent, executed and delivered by the Borrowers (or any of them) to the Administrative Agent, naming the Administrative Agent, for the benefit of the Lenders, as secured party and one or more Borrowers as debtor, in connection with this Agreement.

                  "Fiscal Month" means each consecutive period of four or five weeks, beginning on the first day of a Fiscal Year, in the pattern four weeks, four weeks, five weeks (constituting a Fiscal Quarter), and including, in any Fiscal Year of 53 weeks, one six- week period ending on the last day of such Fiscal Year or two consecutive periods of five weeks each ending on the last day of such Fiscal Year.

                  "Fiscal Quarter" means each consecutive period of 13 weeks beginning on the first day of a Fiscal Year (and, in the case of any Fiscal Year of 53 weeks, the 14-week period occurring at the end thereof).

                  "Fiscal Year" means each period of 52 or 53 weeks beginning on the Sunday after the Saturday nearest December 31 in one calendar year and ending on the Saturday nearest December 31 of the next succeeding calendar year and when preceded by the designation of a calendar year (e.g., 1997 Fiscal Year) means the 52 or 53 week period ended or ending on the Saturday nearest December 31 of such designated calendar year.

                  "Fixed Charge Coverage Ratio" means, as of the last day of any Fiscal Quarter, the result obtained by dividing (i) the sum of EBITDA minus cash income taxes paid minus Maintenance Capex for the specified measurement period minus Restricted Distributions of LADD and its Consolidated Subsidiaries on a consolidated basis made during the specified measurement period, by (ii) the sum of interest expense, plus scheduled principal payments on Debt of LADD and its Consolidated Subsidiaries on a consolidated basis for the same period.

                  "Floor Plan Receivable" means a Receivable owing to a Borrower by a Person principally engaged in the business of providing financing to retailers secured by inventory, where such Receivable is attributable to a sale of Inventory by such Borrower to its customer and the provider of such financing has agreed to provide financing to such customer in connection with such sale upon terms and conditions satisfactory to the Administrative Agent in its reasonable credit judgment.

                  "Funded Debt" means Debt having a maturity of more than 12 months from the date of the most recent consolidated balance sheet of the Borrowers or having a maturity of less than 12 months from the date of such balance sheet but by its terms being renewable or extendable beyond 12 months from the date of such balance sheet at the option of the Person liable thereon.

                  "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and, when used with reference to the Borrowers or any Subsidiary, consistent with the prior financial practice of the Borrowers, as reflected on the financial statements referred to in Section 7.1(n); provided, however, that, in the event that changes shall be mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing, or shall be recommended by the Borrowers' independent public accountants, such changes shall be included in GAAP as applicable to the Borrowers only from and after such date as the Borrowers, the Required Lenders and the Administrative Agent shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants set forth in Article 12.

                  "General   Intangibles"  has  the  meaning  specified  in  the
definition "Collateral."

                  "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

                  "Guaranty", "Guaranteed" or to "Guarantee" as applied to any obligation of another Person shall mean and include

                  (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

                  (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by

                  (i)  the purchase of securities or obligations,

             (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss,

            (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation,

             (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or

                  (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

                  "Indebtedness" of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following:

                  (a) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of drafts accepted or similar instruments or reimbursement obligations under standby letters of credit,

                  (b) all obligations secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person,

                  (c) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person,
                  (d) all obligations of such Person in respect of Interest Rate Protection Agreements, and

                  (e) in the case of the Borrowers (without duplication) all obligations under the Revolving Credit Loans and the Term
Loans.

                  "Initial Notice of Borrowing" means the Notice of Borrowing given by the Borrowers with respect to the Initial Loans which shall also specify the method of disbursement.

                  "Initial Loans" means the Revolving Credit Loans and the Term Loans made to the Borrowers on the Effective Date pursuant to the Initial Notice of Borrowing.

                  "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the Administrative Agent (each such determination to be conclusive and binding absent manifest error) as of two Business Days prior to the first day of such Interest Period as the effective rate at which deposits in immediately available funds in Dollars are being offered or quoted to major banks in the interbank market for Eurodollar deposits for a term comparable to such Interest Period and in the amount of such Eurodollar Rate Loan. Such rate may be determined by the Administrative Agent from any interest rate reporting service of recognized standing that the Administrative Agent shall select.

                  "Interest Payment Date" means the first day of each calendar month commencing July 1, 1996 and continuing thereafter until the Secured Obligations have been irrevocably paid in full.
                  "Interest Period" means with respect to each Eurodollar Rate Loan, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as the Borrowers may elect in the applicable Notice of Borrowing or Notice of Conversion or Continuation; provided, that:

                           (i) any Interest Period that would otherwise end on a day that is not a Business Day shall, subject to the provisions of clause (iii) below, be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

                           (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month;

                           (iii) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date;

                           (iv) no Interest Period applicable to a Eurodollar Rate Term Loan may end after the next scheduled principal repayment date unless the aggregate principal amount of Prime Rate Term Loans and Eurodollar Rate Term Loans having Interest Periods ending prior to such repayment date is at least equal to the amount of the principal repayment due hereunder on such date; and

                           (v) notwithstanding clause (iii) above, no Interest Period shall have a duration of less than one month and if any applicable Interest Period would be for a shorter period, such Interest Period shall not be available hereunder.

                  "Interest Rate Protection Agreement" shall mean an interest rate swap, cap or collar agreement or similar arrangement between any Borrower and a Lender, acceptable to the Administrative Agent in its reasonable credit judgment, providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "International"   means  LADD  International  Sales  Corp.,  a
Barbados corporation and a wholly-owned Consolidated Subsidiary of LADD.

                  "Inventory" has the meaning specified in the definition "Collateral."

                  "Investment" means, with respect to any Person:

                  (a) the acquisition or ownership by such Person of any share of capital stock, evidence of Indebtedness or other security issued by any other Person,

                  (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding (i) advances to employees in the ordinary course of business for business expenses or, up to an aggregate principal amount not to exceed $1,000,000 at any time outstanding, to finance such employees' purchases of computers or furniture consistent with the Borrowers' existing policies relating to such employee loans and (ii) non-cash advances to Executive Officers applied to pay the purchase price (whether by exercise of options or otherwise) of shares of the capital stock of LADD purchased by them, up to an aggregate principal amount not to exceed $750,000 at any time outstanding,

                  (c)      any Guaranty of the obligations of any other Person,

                  (d) any other investment (other than the Acquisition of a Business Unit) in any other Person, and

                  (e) any commitment or option to make any of the investments listed in clauses (a) through (d) above if, in the case of an option, the consideration therefor exceeds $25,000.

                  "Investment Account" has the meaning specified in the definition "Collateral."

                  "Investment Property" has the meaning specified in the definition "Collateral."

                  "IRS" means the Internal Revenue Service.

                  "LFI"  means  LFI  Capital   Management,   Inc.,   a  Delaware
corporation and wholly owned Consolidated Subsidiary of LADD.

                  "LADD"  means  LADD   Furniture,   Inc.,   a  North   Carolina
corporation.

                  "Lea  (NC)"  means  Lea  Industries,  Inc.,  a North  Carolina
corporation  and  wholly  owned   Subsidiary  of  American  and  a  Consolidated
Subsidiary.

                  "Lender" means at any time any financial institution party to this agreement at such time, including any such Person becoming a party hereto pursuant to the provisions of Article 14, and "Lenders" means at any time all of the financial institutions party to this Agreement at such time, including any such Persons becoming parties hereto pursuant to the provisions of Article 14.
                  "Letter of Credit" means any letter of credit issued for the account of a Borrower (a) by any Lender and outstanding on the Effective Date pursuant to a Reimbursement Agreement satisfactory to the Administrative Agent or (b) by NationsBank pursuant to Article 3.

                  "Letter of Credit Amount" means, with respect to any Letter of Credit, the aggregate maximum amount at any time available for drawing under such Letter of Credit.

                  "Letter of Credit Availability" means, as of the date of determination, the aggregate face amount of Letter of Credit Obligations available to be outstanding hereunder at the time of determination in accordance with Section 3.2, which shall be an amount equal to the lesser of (i) the Letter of Credit Facility minus the Letter of Credit Obligations and (ii) the Revolving Credit Availability, on such date.

                  "Letter of Credit Facility" means a subfacility of the Revolving Credit Facility providing for the issuance of Letters of Credit described in Article 3 up to an aggregate amount of Letter of Credit Obligations at any one time outstanding not to exceed $15,000,000.

                  "Letter of Credit  Obligations" means, at any time, the sum of
(a) the Reimbursement Obligations of the Borrowers at such time, plus (b) the aggregate Letter of Credit Amount of Letters of Credit outstanding at such time, plus (c) the aggregate Letter of Credit Amount of Letters of Credit the issuance of which has been authorized by the Administrative Agent and NationsBank pursuant to Section 3.4(b) but that have not yet been issued, in each case as determined by the Administrative Agent.

                  "Letter of Credit Reserve" means, at any time, an amount equal to the sum of (a) the aggregate Letter of Credit Obligations at such time with respect to standby Letters of Credit, plus (b) 50% of the aggregate Letter of Credit Obligations at such time with respect to documentary or commercial Letters of Credit, minus (c) the aggregate amount of all Letter of Credit Obligations that are fully secured by Cash Collateral.

                  "Liabilities" of any Person means all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined.

                  "LIFO Reserve" means and includes at any time the difference between the amount at which the Inventory of the Borrower is carried on its balance sheet under last-in-first-out method of inventory accounting and the amount at which such Inventory would be so carried based upon the first-in-first-out method of inventory accounting, all determined in accordance with GAAP.

                  "Lien" as applied to the property of any Person means:

                  (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom,

                  (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,

                  (c) any Indebtedness which is unpaid more than thirty (30) days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over the claims of general unsecured creditors of such Person,

                  (d) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by a Borrower, and

                  (e) in the case of Real Estate, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances.

                  "Loan" means any Revolving Credit Loan or Term Loan, as well as all such loans collectively, as the context requires.

                  "Loan Account" and "Loan Accounts" have the meanings specified in Section 5.5.

                  "Loan Documents" means collectively this Agreement, the Notes, the Security Documents and each other instrument, agreement or document executed by a Borrower or any Affiliate or Subsidiary of a Borrower in connection with this Agreement whether prior to, on or after the Effective Date and each other instrument, agreement or document referred to herein or contemplated hereby.

                  "Loan Year" means each period of twelve (12) consecutive months commencing on the Effective Date and on each anniversary thereof.

                  "Lockbox" means each U. S. Post Office Box specified in a Lockbox Agreement.

                  "Lockbox Agreement" means each agreement between the Borrower and a Clearing Bank concerning the establishment of a Lockbox for the collection of Receivables.

                  "Maintenance Capex" for any specified period means the lesser of consolidated Capital Expenditures of LADD and the Consolidated Subsidiaries (other than Financed Capital Expenditures) for such period and $8,000,000 per year or the ratable portion thereof attributable to a specified period less than a full year.

                  "Margin Stock" means margin stock as defined in Section 221.1(h) of Regulation U, as the same may be amended or supplemented from time to time.

                  "Materially Adverse Effect" means any act, omission, situation, circumstance, event or undertaking which would, singly or in any combination with one or more other acts, omissions, situations, circumstances, events or undertakings, have, or reasonably be expected by the Administrative Agent to have, a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrowers and the Subsidiaries taken as a whole, (b) the value of the Collateral and the Real Estate, the Security Interest or on the priority of the Security Interest, (c) the respective ability of any Borrower or any of the Subsidiaries to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (d) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of the Administrative Agent or any Lender to enforce any rights or remedies under or in connection with any Loan Document.

                  "Mortgages" means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by any Borrower to or for the benefit of the Administrative Agent by which the Administrative Agent, on behalf of the Lenders, acquires a Lien on such Borrower's Real Estate or a collateral assignment of such Borrower's interest under leases of Real Estate, and all amendments, modifications and supplements thereto.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Borrower or a Related Company is required to contribute or has contributed within the immediately preceding six
(6) years.

                  "Myrtle IRBs" means Industrial Revenue Bonds to be issued by the Mississippi Business Finance Corporation in the proposed original principal amount of up to $2,000,000, in connection with the expansion of certain facilities of Barclay in Myrtle, Union County, Mississippi. Repayment of the loan made to Barclay from the proceeds of the Myrtle IRBs will be repayable over not less than 12 years and will be secured by a Letter of Credit.

                  "NationsBank" means NationsBank, N.A. (South).

                  "Net Amount" means, with respect to any Investments made by any Person, the gross amount of all such Investments minus the aggregate amount of all cash received and the fair value, at the time of receipt by such Person, of all property received as payments of principal or premiums, returns of capital, liquidating dividends or distributions, proceeds of sale or other dispositions with respect to such Investments.

                  "Net Income" means, as applied to any Person for any accounting period, the net income or net loss, as the case may be, of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, but excluding in any case,

                  (a) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, and

                  (b) any other "extraordinary item" as determined in accordance with GAAP.

                  "Net Outstandings" of any Lender means, at any time, the sum of (a) all amounts paid by such Lender (other than pursuant to Section 15.7) to the Administrative Agent in respect of Loans by such Lender under the Revolving Credit Facility, minus (b) all amounts received by the Administrative Agent and paid by the Administrative Agent to such Lender for application, pursuant to this Agreement, to reduction of the outstanding principal balance of the Loans of such Lender outstanding under the Revolving Credit Facility.

                  "Net Proceeds" means proceeds received by a Borrower or any Subsidiary in cash from any Asset Disposition (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition, but excluding proceeds received in connection with the disposition of Daystrom assets), net of: (a) the transaction costs of such sale, lease, transfer or other disposition; (b) any tax liability determined by the Borrowers to have arisen from such transaction; and (c) amounts applied to repayment of Indebtedness (other than the Secured Obligations) secured by a Lien on the asset or property disposed.

                  "Net Worth" means, with respect to any Person, such Person's total shareholder's equity which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

                  "New BOT Transaction" means a combination of sale-leaseback transactions and direct leases under a lease financing facility that LADD intends to consummate with BTM Capital Corporation (together with any Affiliate of BTM Capital Corporation that is a party to such transactions, "BOT") on or about the Effective Date and thereafter, pursuant to which Equipment of various Borrowers having an aggregate approximate cost not greater than $4,500,000 acquired during Fiscal Years 1994 through 1997, including Equipment identified on Schedule 1.1C -- New BOT Transaction Equipment, will be sold to BOT and leased back from BOT by LADD or leased directly from BOT.

                  "Non-Ratable Loan" means a Prime Rate Revolving Credit Loan made by NationsBank in accordance with the provisions of Section 5.8(c).

                  "Note" means any of the Revolving Credit Notes and the Term Notes and "Notes" means more than one such Note.

                  "Notice of Borrowing" means a written notice, or telephonic notice followed by a confirming same-day written notice, requesting a Borrowing of either a Prime Rate Revolving Credit Loan or a Eurodollar Revolving Credit Loan, which is given by telex or facsimile transmission in accordance with the applicable provisions of Section 2.2 and which specifies (i) the amount of the requested Borrowing, (ii) the date of the requested Borrowing, and (iii) if the requested Borrowing is of a Eurodollar Revolving Credit Loan, the duration of the applicable Interest Period.

                  "Notice of Conversion or Continuation" has the meaning specified in Section 5.13.

                  "Operating Lease" means any operating lease of real or personal property, as determined in accordance with GAAP.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

                  "Patent Assignment" means the Assignment for Security-Patents, dated on or about the Effective Date, made by the Borrowers to the Administrative Agent, for the benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                  "Patents" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's right, title and interest in and to:

                  (i)      any and all patents and patent applications,

                  (ii) inventions and improvements described and claimed therein,

                  (ii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,

                  (iii) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof,

                  (iv) rights to sue for past, present and future infringements thereof, and

                  (v) all rights corresponding to any of the foregoing throughout the world.

                  "Pennsylvania House" means Pennsylvania House, Inc., a North Carolina corporation and wholly owned Consolidated Subsidiary of LADD.

                  "Permitted Investments" means

                  (a) Investments of a Borrower in:

                  (i) negotiable certificates of deposit and time deposits issued by NationsBank or by any United States bank or trust company having capital, surplus and undivided profits in excess of $100,000,000,

                  (ii) any direct obligation of the United States of America or any Agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same,

                  (iii) sales of inventory on credit in the ordinary course of business,

                  (iv) shares of capital stock, evidence of Indebtedness or other security acquired by such Borrower in consideration for or as evidence of past-due or restructured Receivables in an aggregate face amount of such Receivables at any time not to exceed $2,500,000 (as to all Borrowers in the aggregate),

                  (v)      Guaranties permitted pursuant to Section 12.3,

                  (vi) an SPSub, provided the amount of such Investment does not exceed the value of the Proprietary Rights transferred to such SPSub in a Proprietary Rights Transfer, plus $10,000,

                  (vii) those items described on Schedule 1.1B - Permitted Investments, and

                  (viii) other Investments not in excess of $100,000 individually or $1,000,000 in the aggregate during the term of this Agreement, and

                  (b) as to LADD and American, their respective Investments in Subsidiaries existing on the Effective Date, as the Net Amount thereof may increase or decrease as a result of the operations of such Subsidiaries and any distributions made by such Subsidiaries.

                  "Permitted Liens" means:

                  (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases only if payment shall not at the time be required to be made in accordance with Section 10.6, and (ii) in the case of warehousemen or landlords, only if such liens are junior to the Security Interest in any of the Collateral or the Real Estate,

                  (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds,

                  (c) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of the relevant Borrower,

                  (d)      Purchase Money Liens,

                  (e)      Liens shown on Schedule 1.1C - Permitted Liens,

                  (f) Liens of the Administrative Agent, for the benefit of the Lenders, arising under this Agreement and the other Loan
Documents, and

                  (g) Liens in existence immediately prior to the Effective Date that are satisfied in full and released on the Effective Date or promptly thereafter as a result of the application of the proceeds of the Loans or cash on hand.

                  "Permitted Purchase Money Debt" means Purchase Money Debt of the Borrowers (or any of them) incurred after the Agreement Date

                  (a)      which is secured by a Purchase Money Lien,

                  (b) the aggregate principal amount of which does not exceed an amount equal to 100% of the lesser of

                  (i) the cost (including the principal amount of such Debt, whether or not assumed) of the tangible personal property (other than Inventory) subject to such Lien, and

                  (ii) the fair value of such tangible personal property (other than Inventory) at the time of its acquisition, and

                  (c) which, when aggregated with the principal amount of all other such Debt and Capitalized Lease Obligations of the Borrowers at the time outstanding, does not exceed $10,000,000.

                  "Person" means an individual, corporation, limited liability corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Pilliod" means Pilliod Furniture, Inc., a North Carolina corporation and wholly owned Consolidated Subsidiary of LADD.

                  "Pledge Agreement" means each Stock Pledge Agreement dated as of the Effective Date or thereafter, between a Borrower and the Administrative Agent, for the ratable benefit of the Lenders, as amended, modified or supplemented from time to time.

                  "Prime Rate" means on any day the interest rate per annum equal to the rate of interest most recently publicly announced by the Administrative Agent at its head office in Atlanta, Georgia as its "prime" rate. The Administrative Agent lends at rates above and below the Prime Rate.

                  "Prime Rate Loan" means any Prime Rate Revolving Credit Loan or Prime Rate Term Loan, and "Prime Rate Loans" means more than one such Loan.

                  "Prime Rate Revolving Credit Loan" means each Borrowing of Prime Rate Loans under the Revolving Credit Facility on the same day, a specified principal amount of Prime Rate Loans outstanding under the Revolving Credit Facility, and any Non-Ratable Loan.

                  "Prime Rate Term Loan" means at any time the aggregate principal amount of Prime Rate Loans then outstanding under Term Loan Facility.

                  "Projections"  means the forecasted (a)  consolidated  balance sheets, (b) consolidated statements of operations and (c) cash flow statements of LADD and the Consolidated Subsidiaries for the 1996 Fiscal Year, prepared on a quarterly basis, and for the 1997 and 1998 Fiscal Years, prepared on an annual basis, together with appropriate supporting details and a statement of underlying assumptions.

                  "Proportionate Share" or "Ratable Share" or "Ratable" means, as to any Lender, such Lender's share of an amount in Dollars or other property at the time of determination equal to (i) the Commitment Percentage of such Lender, or (ii) if the Commitments are terminated, the percentage of the total principal amount of Loans outstanding at such time obtained by dividing the principal amount of the Loans then owing to such Lender by the total principal amount of all Loans then owing to all Lenders, or (iii) if no Loans are outstanding, the percentage of the total Letter of Credit Obligations then outstanding obtained by dividing such Lender's participation in such Letter of Credit Obligations by the total Letter of Credit Obligations then outstanding.

                  "Proprietary Rights" means all Patents, Copyrights, Trademarks, including, without limitation, the Proprietary Rights set forth on
Schedule 7.1(bb) hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing owned by any Borrower on the Agreement or acquired thereafter by any Borrower or acquired thereafter by any SPSub, whether pursuant to a Proprietary Rights Transfer or otherwise.

                  "Proprietary Rights Transfer" means one or more integrated transactions including (a) the creation of one or more new special purpose Subsidiaries incorporated under the laws of the State of Delaware or the State of Nevada (each, an "SPSub"), each wholly owned by a Borrower, (b) the transfer, subject to the rights of the Administrative Agent and the Lenders pursuant to the provisions of Section 13.2(b)(viii), of Proprietary Rights by the Borrowers (or any of them) to one or more SPSubs, and (c) the execution and delivery by the appropriate Borrower and SPSub of a license permitting such Borrower to use, subject to such payment and other terms as the Board of Directors of such Borrower may approve, the Proprietary Rights owned by such SPSub that are consented to by the Required Lenders (including the Co-Agents), which consent may be conditioned upon the Borrowers' demonstrating to the satisfaction of the Required Lenders and the Co-Agents that such transaction(s) are reasonably expected to produce material benefits to LADD and its Consolidated Subsidiaries, and upon the execution and delivery by the SPSubs and the Borrowers of such additional agreements as the Required Lenders or the Co-Agents may reasonably specify, including, without being limited to, covenants of such SPSub to engage in no business other than the licensing of Proprietary Rights to one or more Borrowers and to maintain its assets and other properties free and clear of any Lien and the execution and delivery by the Borrower parent of an SPSub of a Pledge Agreement with respect to the shares of such SPSub.

                  "Purchase Money Debt" means Debt issued or incurred to finance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible personal property (other than Inventory) and incurred at the time of or within 10 days prior to or after the acquisition of such tangible asset.

                  "Purchase Money Lien" means any Lien securing Purchase Money Debt, but only if such Lien shall at all times be confined solely to the property (other than Inventory) the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien.

                  "Real Estate" means all of each Borrower's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of each Borrower's now or hereafter owned or leased interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto, including, without limitation the real property described on Schedule 7.1(w) and "Excluded Real Estate" means the parcels identified as such on Schedule 7.1(w).

                  "Receivables" has the meaning specified in the definition "Collateral."

                  "Register" has the meaning specified in Section 14.1(d).

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

                  "Reimbursement Agreement" means, with respect to a Letter of Credit outstanding on the Effective Date, the agreement or other document pursuant to which the account party under such Letter of Credit is obligated to reimburse the issuer thereof for any amounts drawn thereunder, and with respect to any Letter of Credit issued on or after the Effective Date, such form of application therefor and form of reimbursement agreement therefor (whether in a single document or several documents) as NationsBank may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by NationsBank and the relevant Borrower, provided that such application and agreement and any modifications thereto are not inconsistent with the terms of this Agreement.

                  "Reimbursement Obligations" means the reimbursement or repayment obligations of the Borrowers to NationsBank pursuant to Section 3.6 or pursuant to a Reimbursement Agreement with respect to amounts that have been drawn under Letters of Credit.

                  "Related Company" means any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as any Borrower; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with any Borrower; or
(iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as any Borrower, any corporation described in clause (i) above or any partnership, trade or business described in clause
(ii) above.

                  "Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

                  "Remedial Action" means actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or
(iii) perform pre- remedial studies and investigations and post-remedial monitoring and care.

                  "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA, but shall not include a Reportable Event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations.

                  "Required Lenders" means, at any time, any combination of Lenders whose Commitment Percentages at such time aggregate in excess of 51%.

                  "Restricted Distribution" by any Person means (a) its retirement, redemption, purchase, or other acquisition or retirement for value of any capital stock or other equity securities (except equity securities acquired on the conversion thereof into other equity securities of such Person) or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution in cash or property on or with respect to any such securities (other than dividends payable solely in shares of its capital stock) or partnership interests, excluding, however, any such dividend, distribution or payment to any Borrower by any other Borrower or by any Subsidiary of such Borrower, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

                  "Restricted Payment" means (a) any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Debt (other than the Loans) or of any Indebtedness that is junior and subordinate to the Secured Obligations, (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person or to any Affiliate of any such Affiliate and (c) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person.

                  "Revolving Credit Availability" means, as of the date of determination, the aggregate principal amount of Revolving Credit Loans available to be borrowed by the Borrowers hereunder at the time in accordance with Section 2.1, which shall be an amount equal to the remainder derived by subtracting the aggregate principal amount of Revolving Credit Loans outstanding on such date from the Borrowing Base on such date.

                  "Revolving Credit Facility" means the credit facility providing for Revolving Credit Loans based upon the Borrowing Base described in
Section 2.1 up to an aggregate principal amount at any one time outstanding not to exceed $125,000,000, as reduced by the Borrowers in accordance with Section 5.6(a) or such lesser or greater amount as shall be agreed upon from time to time in writing by the Administrative Agent, the Lenders and the Borrowers.

                  "Revolving Credit Loans" means loans made to the Borrowers pursuant to Section 2.1, including any Non-Ratable Loans.

                  "Revolving Credit Note" means each Revolving Credit Note made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to them by such Lender under the Revolving Credit Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of Exhibit A hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

                  "SPSub"  has  the   meaning   specified   in  the   definition
"Proprietary Rights Transfer."

                  "Schedule of Equipment" means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of Section 9.12(c).

                  "Schedule of Inventory" means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of Section 9.12(b).

                  "Schedule of Receivables" means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of Section 9.12(a).

                  "Secured Obligations" means, in each case whether now in existence or hereafter arising,

                  (a) the principal of, and interest and premium, if any, on, the Loans,

                  (b) the Reimbursement Obligations and all other obligations of the Borrowers to the Administrative Agent or any Lender arising in connection with the issuance of Letters of Credit,

                  (c) all obligations to any Lender or any Affiliate of a Lender under any Interest Rate Protection Agreement, and

                  (d) all indebtedness, liabilities, obligations, covenants and duties of the Borrowers or any Subsidiary to the Administrative Agent, the Co-Agents or to the Lenders or to any Affiliate of the Administrative Agent, the Co-Agents or any Lender of every kind, nature and description arising under or in respect of this Agreement, the Notes or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees required to be paid pursuant to Article 5 and expenses required to be paid or reimbursed pursuant to Section 16.2.

                  "Security Documents" means each of the following:

                  (a)      the Mortgages,

                  (b)      the Financing Statements,

                  (c)      the Pledge Agreement, and

                  (d) each other writing executed and delivered by a Borrower or any other Person securing the Secured Obligations.

                  "Security Interest" means the Liens of the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, on and in the Collateral and the Real Estate effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

                  "SERP" means the LADD Furniture, Inc. Supplemental Retirement Income Plan, a nonqualified, supplemental retirement plan established by LADD.

                  "Settlement Date" means each Business Day after the Effective Date selected by the Administrative Agent in its sole discretion subject to and in accordance with the provisions of Section 5.8(c)(i) as of which a Settlement Report is delivered by the Administrative Agent and on which settlement is to be made among the Lenders in accordance with the provisions of Section 5.8.

                  "Settlement Report" means each report, substantially in the form attached hereto as Exhibit F, prepared by the Administrative Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon and as of the next preceding Settlement Date, the aggregate principal balance of all Revolving Credit Loans outstanding, each Lender's Proportionate Share thereof, each Lender's Net Outstandings and all Non-Ratable Loans made, and all payments of principal, interest and fees received by the Administrative Agent from the Borrowers during the period beginning on such next preceding Settlement Date and ending on such Settlement Date.

                  "Subsidiary"

                  (a) when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person,

                  (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or

                  (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest,

                  (b) when used with respect to a Plan, ERISA or a provision of the Internal Revenue Code pertaining to employee benefit plans, also means any corporation, trade or business (whether or not incorporated) which is under common control with any Borrower and is treated as a single employer with such Borrower under Section 414(b) or (c) of the Internal Revenue Code and the regulations thereunder and

                  (c) when used without other designation of ownership, means a Subsidiary of LADD.

                  "Tangible Net Worth" means, as applied to the Borrowers, the Adjusted Net Worth of LADD and its Consolidated Subsidiaries at the time in question, after excluding therefrom the amount of all intangible items reflected therein, including, without limitation, all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in non-Consolidated Subsidiaries over equity at dates of acquisition and all similar items which should properly be treated as intangibles in accordance with GAAP.

                  "Term Loan" means, as to any Lender, the aggregate Loans outstanding from such Lender under the Term Loan Facility and refers to both Eurodollar Rate Term Loans and Prime Rate Term Loans.

                  "Term Loan Facility" means an amount equal to $65,000,000.

                  "Term Note" means each Term Note made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to it by such Lender under the Term Loan Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of Exhibit B hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced and "Term Notes" means more than one such Note.

                  "Termination Date" means July 12, 1999, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of Section 2.5.

                  "Termination Event" means

                  (a)      a Reportable Event, or

                  (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or

                  (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

                  "Total Commitment" means the sum of the Commitments.

                  "Total Debt Coverage  Ratio" means,  as of the last day of any
Fiscal Quarter ending after the Effective Date, the result obtained by dividing the principal amount of consolidated Debt of LADD and its Consolidated Subsidiaries as of such date, by consolidated EBITDA of LADD and its
Consolidated Subsidiaries for the period of four consecutive Fiscal Quarters ended on such date.

                  "Total Facilities" means the aggregate of the Revolving Credit Facility and the Term Loan Facility.

                  "Trademark Assignment" means the Assignment for Security - Trademarks, dated on or about the Effective Date, by the Borrowers to the Administrative Agent for the benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

                  "Trademarks" means and includes in each case whether now existing or hereafter arising, all of each Borrower's right, title and interest in and to

                  (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks,

                  (b) licenses of the foregoing, whether as licensee or licensor,

                  (c)      renewals thereof,

                  (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof,

                  (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and

                  (f) all rights corresponding to any of the foregoing throughout the world.

                  "Transportation" means LADD Transportation, Inc., a North Carolina corporation and a wholly-owned Consolidated Subsidiary of LADD.

                  "Type" when used in respect of any Loan or Borrowing, shall refer to the rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.

                  "Unfunded Vested Accrued Benefits" means with respect to any Benefit Plan at any time, the amount (if any) by which

                  (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds

                  (b) the fair value of all Benefit Plan assets allocable to such benefits,

all determined as of the then most recent valuation date for such Benefit Plan.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of North Carolina.


                  "Unused Revolving Credit Facility" means at any time (a) the Revolving Credit Facility, minus (b) the sum (without duplication) of (i) the aggregate principal amount of Revolving Credit Loans outstanding at such time, plus (ii) the aggregate amount of Letter of Credit Obligations at such time, plus (iii) the amount of other reserves against the Borrowing Base maintained from time to time by the Administrative Agent in order to preserve the Borrowers' borrowing capacity in light of a known, current or potential demand on the Borrowers (or any of them) for payments, but not any such reserves established to reflect a change in the value or probable value of the Collateral.

                  SECTION 1.2.      General Interpretive Rules.

                  (a) All terms of an accounting nature not specifically defined herein shall have the meanings ascribed thereto by GAAP.

                  (b) The terms accounts, chattel paper, contract rights, documents, equipment, instruments, general intangibles, proceeds and inventory, as and when used in this Agreement or the Security Documents, shall have the meanings given those terms in the Uniform Commercial Code.

                  (c) Unless otherwise specified, the words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision, section or subsection of this Agreement.

                  (d) Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Words denoting individuals include corporations and vice versa.

                  (e) References to any legislation or statute or code, or to any provisions of any legislation or statute or code, shall include any modification or reenactment of, or any legislative, statutory or code provision substituted for, such legislation, statute or code or provision thereof.

                  (f) References to any document or agreement (including this Agreement) shall include references to such document or agreement as amended, novated, supplemented, modified or replaced from time to time, so long as and to the extent that such amendment, novation, supplement, modification or replacement that is either not prohibited by the terms of this Agreement or is consented to by the Required Lenders and the Administrative Agent (or otherwise in accordance with the terms hereof).

                  (g) Except where specifically restricted in a Loan Document, references to any Person include its successor or substitutes and assigns permitted or not prohibited under such Loan Document.

                  (h) References to the time of day are to the time of day in the city in which the Agent's Office is located.

                  (i) The terms "payment", "prepayment", "distribution" and similar terms used in the definitions of "Restricted Distribution" and "Restricted Payment" and in Section 10.6, shall include payment by means of the transfer of funds or of property and, in the event of a transfer of property, the payment shall be deemed to be in an amount equal to the greater of the fair market value and the book value of the property at the time of the transfer.

                  (j) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

                  (k) Whenever from the context it appears appropriate, the term "Loan", including such terms as used as part of a defined term including the term "Loan", shall mean and include a Loan made by all Lenders to the Borrowers as well as a Lender's Proportionate
Share of any such Loan.

                  (l) Whenever the phrase "to the knowledge of the Borrowers" (or any of them) or words of similar import relating to the knowledge of any Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the President or chief financial officer of LADD or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

                  (m) Each reference herein to "reasonable attorneys' fees" or "reasonable counsel fees" shall mean and refer to the reasonable fees (and expenses) actually incurred by the party retaining such attorneys or counsel, computed on the basis customarily employed by such attorneys or counsel and not on the basis of a percentage of recovery or claim or other similar basis. Each party hereto knowingly and intentionally waives any benefit of any otherwise applicable statutory provision that would entitle it to recover attorneys' fees on such a percentage of recovery basis.

                  Section 1.3 Exhibits and Schedules. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                                    ARTICLE 2

                            REVOLVING CREDIT FACILITY


                  SECTION 2.1. Revolving Credit Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally, but not jointly, to make Revolving Credit Loans under the Revolving Credit Facility to the Borrowers from time to time from the Effective Date to but not including the Termination Date, as requested or deemed requested by the Borrowers in accordance with the terms of Section 2.2, in amounts equal to such Lender's Proportionate Share of each Revolving Credit Loan requested or deemed requested hereunder up to an aggregate amount at any one time outstanding equal to such Lender's Proportionate Share of the Borrowing Base; provided, however, that no Borrowing of a Revolving Credit Loan shall exceed the Revolving Credit Availability at the time and the aggregate principal amount of all outstanding Loans under the Revolving Credit Facility (after giving effect to the Loans requested) shall not exceed the Borrowing Base. It is expressly understood and agreed that the Lenders may and at present intend to use the Borrowing Base as a maximum ceiling on Loans made to the Borrower under the Revolving Credit Facility; provided, however, that it is agreed that should the aggregate outstanding amount of such Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Loan made under the Revolving Credit Facility which is repaid may, subject to the terms and conditions of this Agreement, be reborrowed by the Borrower in accordance with the terms of this
Section 2.1. The Administrative Agent's and each Lender's books and records reflecting the date and the amount of each Loans made under the Revolving Credit Facility and each repayment of principal thereof shall constitute prima facie evidence of the accuracy of the information contained therein, subject to the provisions of Section 5.8.

                  SECTION 2.2. Manner of Borrowing Revolving Credit Loans. Borrowings under the Revolving Credit Facility shall be made as follows:

                  (a)      Requests for Borrowing.

                           (i) Prime Rate Revolving Credit Loans. Unless the Borrowers shall previously have requested a Eurodollar Rate Revolving Credit Loan and authorized the application of the proceeds thereof to any purpose described in clauses (A) through (E) below and the Lenders shall have disbursed such Eurodollar Rate Revolving Credit Loan for such purpose, a request for the Borrowing of a Prime Rate Revolving Credit

         Loan shall be made, or shall be deemed to be made, in the following manner:

                                    (A) with respect to the initial Borrowing to
                  be made on the Effective Date (which, notwithstanding the foregoing may only be a Prime Rate Loan), the Borrowers shall give the Administrative Agent an Initial Notice of Borrowing at least two Business Days prior to the proposed date of the Borrowing, and, with respect to each subsequent Borrowing, the Borrowers may request a Prime Rate Revolving Credit Loan by giving the Administrative Agent a Notice of Borrowing, before 11:30 a.m. on the proposed date of the Borrowing, provided that if such notice is received after 11:30 a.m. on the proposed date of Borrowing, the proposed Borrowing will be postponed automatically to the next Business Day.

                                    (B)  whenever  a  check  or  other  item  is
                  presented to a Disbursing Bank for payment against a Controlled Disbursement Account in an amount greater than the then available balance in such account, such Disbursing Bank shall, and is hereby irrevocably authorized by the Borrowers to, give the Administrative Agent notice thereof, which notice shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the date of such notice in an amount equal to the excess of such check or other item over such available balance, and such request shall be irrevocable,

                                    (C) unless  payment is otherwise made by the
                  Borrowers (or any of them), the becoming due of any amount required to be paid under this Agreement or any of the Notes as interest shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the due date in the amount required to pay such interest, and such request shall be irrevocable,

                                    (D) unless  payment is otherwise made by the
                  Borrowers (or any of them), the becoming due of any other Secured Obligation shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the due date in the amount then so due, and such request shall be irrevocable, and

                                    (E) the receipt by the Administrative  Agent
                  of notification from NationsBank to the effect that a drawing has been made under a Letter of Credit and that the Borrowers have failed to reimburse NationsBank therefor in accordance with the terms of the Letter of Credit, the Reimbursement Agreement and Article 3, shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the date such notification is received in the amount of such drawing which is so unreimbursed.

                           (ii) Eurodollar Rate Revolving Credit Loans. At any time after the Effective Date, the Borrowers may request a Eurodollar Rate Loan under the Revolving Credit Facility by giving the Administrative Agent a Notice of Borrowing (which notice shall be irrevocable) not later than 11:30 a.m. on the date three Business Days before the day on which the requested Eurodollar Rate Revolving Credit Loan is to be made.

                           (iii) Notification of Lenders. In the case of each Eurodollar Rate Revolving Credit Loan and, unless the Administrative Agent has elected periodic settlements pursuant to Section 5.8, in the case of each Prime Rate Revolving Credit Loan, the Administrative Agent shall promptly notify the Lenders of any notice of Borrowing given or deemed given pursuant to this Section 2.2(a) by 12:00 noon on the proposed Borrowing date (in the case of Prime Rate Revolving Credit Loans) or by 3:00 p.m. three Business Days before the proposed Borrowing date (in the case of Eurodollar Rate Revolving Credit Loans). Not later than 1:30 p.m. on the proposed Borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Agent's Office in funds immediately available to the Administrative Agent, such Lender's Proportionate Share of such Prime Rate Revolving Credit Loan or Eurodollar Rate Revolving Credit Loan, as the case may be.

                  (b) Disbursement of Loans. Each Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each Borrowing requested, or deemed to be requested, pursuant to this Section 2.2(a) as follows:

                           (i) the proceeds of each  Borrowing  requested  under
         Section 2.2(a)(i)(A) (other than the Borrowing of the Initial Loans), 2.2(a)(i)(B) or 2.2(a)(ii) shall be disbursed by the Administrative Agent in Dollars in immediately available funds by wire transfer to a Controlled Disbursement Account or, in the absence of a Controlled Disbursement Account, by wire transfer to such other account as may be agreed upon by the Borrowers and the Administrative Agent from time to time, and the proceeds of the Initial Loans under Section 2.2(a)(i)(A) shall be disbursed in accordance with the Initial Notice of Borrowing.

                           (ii) the proceeds of each Borrowing  deemed requested
         under Section 2.2(a)(i)(C) or (D) shall be disbursed by the Administrative Agent by way of direct payment of the relevant interest or Secured Obligation, and

                           (iii) the proceeds of each Borrowing deemed requested under Section 2.2(a)(i)(E) shall be disbursed by the Administrative Agent directly to NationsBank on behalf of the Borrowers.

                  SECTION 2.3. Repayment of Revolving Credit Loans. The Revolving Credit Loans will be repaid as follows:

                  (a) The outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by the Borrowers in full, not later than the Termination Date;

                  (b) If at any time the aggregate outstanding unpaid principal amount of the Revolving Credit Loans exceeds the Borrowing Base in effect at such time, the Borrowers shall repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount so repaid to the date of repayment;
                  (c) Each Borrower hereby instructs the Administrative Agent to repay the Revolving Credit Loans outstanding on any day in an amount equal to the amount, if any, received by the Administrative Agent on such day pursuant to
Section 9.1(b); provided that payments received in excess of outstanding Revolving Credit Loans or payments received on account of Eurodollar Rate Loans which would otherwise result in prepayment of such Loans prior to the end of the Interest Period applicable thereto may, upon the instruction of the Borrowers to the Administrative Agent not later than 1:00 p.m. on any Business Day, be applied to the Cash Collateral Account or any Investment Account; and

                  (d) Each Eurodollar Rate Loan is due and payable on the last day of the Interest Period applicable thereto, except to the extent converted or continued in accordance with Sections 5.13 and 5.14.

Repayments pursuant to Section 2.3(b) or (c) shall be applied first to the Prime Rate Revolving Credit Loans and then, subject to the provisions of Section 2.3(c), to Eurodollar Rate Revolving Credit
Loans.

                  SECTION 2.4. Revolving Credit Note. Each Lender's Revolving Credit Loans and the joint and several obligation of the Borrowers to repay such Revolving Credit Loans shall also be evidenced by a Revolving Credit Note payable to the order of such Lender. Each Revolving Credit Note shall be dated the Effective Date (or later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by each Borrower.

                  SECTION 2.5. Extension of Revolving Credit Facility. Upon the request of the Borrowers made during the 13th month prior to the Termination Date, the Lenders may, in their sole discretion, effective as of the date one year prior to the Termination Date, agree to extend the Revolving Credit Facility for a period of one year. Each such extension shall be effected by the delivery to the Borrowers of a written notice to that effect by all of the Lenders, not later than the date one year prior to the Termination Date in effect before such extension.

                                    ARTICLE 3

                            LETTER OF CREDIT FACILITY


                  SECTION 3.1. Agreement to Issue. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, NationsBank agrees to issue for the account of any Borrower one or more Letters of Credit in accordance with this Article 3, from time to time during the period commencing on the Effective Date and ending on the Termination Date.

                  SECTION 3.2. Amounts. NationsBank shall not have any obligation to issue any Letter of Credit at any time:

                  (a) if, after giving effect to the issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations of the Borrowers would exceed the Letter of Credit Facility then in effect or (ii) the aggregate principal amount of the Revolving Credit Loans outstanding would exceed the Borrowing Base (after reduction for the Letter of Credit Reserve in respect of such Letter of Credit) or (iii) if no Revolving Credit Loans are outstanding, the aggregate Letter of Credit Obligations would exceed the Borrowing Base; or

                  (b) other than as set forth on Exhibit B to Schedule 7.1(j), which has a stated term longer than one calendar year (but which may include a renewal or "evergreen" provision that could, subject to the provisions of
Section 3.4(d), result in such Letter of Credit remaining outstanding for more than one year) or an expiration date after the last Business Day that is more than 30 days prior to the Termination Date.

                  SECTION 3.3. Conditions. The obligation of NationsBank to issue any Letter of Credit is subject to the satisfaction of (a) the applicable conditions precedent contained in Article 6 and (b) the following additional conditions precedent in a manner satisfactory to the Administrative Agent and
NationsBank:

                  (i) the Borrowers shall have delivered to NationsBank and the Administrative Agent at such times and in such manner as NationsBank or the Administrative Agent may prescribe an application in form and substance satisfactory to NationsBank and the Administrative Agent for the issuance of the Letter of Credit, a Reimbursement Agreement and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to NationsBank and the Administrative Agent; and

                  (ii) as of the date of issuance, no order of any court, arbitrator or governmental authority having jurisdiction or authority over NationsBank shall purport by its terms to
         enjoin or restrain banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to banks generally and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over banks generally shall prohibit, or request that NationsBank refrain from, the issuance of letters of credit generally or the issuance of such Letter of Credit.

                  SECTION 3.4.      Issuance of Letters of Credit.

                  (a) Request for Issuance. The Borrowers shall give NationsBank and the Administrative Agent written notice of the Borrowers' request for the issuance of a Letter of Credit no later than two Business Days prior to the proposed date of issuance of the Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in multiple draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day earlier than the 30th day prior to the Termination Date), the purpose for which such Letter of Credit is to be issued and the beneficiary of the requested Letter of Credit. The Borrowers shall attach to such notice the form of the Letter of Credit that the Borrowers request to be issued.

                  (b)   Responsibilities   of   the   Agent;    Issuance.    The
Administrative Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrowers pursuant to Section 3.4(a), the amount of the Letter of Credit Availability. If (i) the form of the Letter of Credit delivered by the Borrowers to the Administrative Agent is acceptable to NationsBank and the Administrative Agent in their sole, reasonable discretion,
(ii) the undrawn face amount of the requested Letter of Credit is less than or equal to the Letter of Credit Availability and (iii) the Administrative Agent has received a certificate from the Borrowers stating that the applicable conditions set forth in Article 6 have been satisfied (and, absent prior written notice to the contrary, submission of a duly executed Letter of Credit application shall constitute a representation by the Borrower(s) to such effect), then NationsBank will cause the Letter of Credit to be issued.

                  (c) Notice of Issuance. Promptly after the issuance of any Letter of Credit, NationsBank shall give the Administrative Agent written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit, and the Administrative Agent shall give each Lender written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit.

                  (d) No Extension or Amendment. No Letter of Credit shall be extended or amended unless the requirements of this
Section 3.4 are met as though a new Letter of Credit were being requested and issued.

                  SECTION 3.5. Duties of NationsBank. Any action taken or omitted to be taken by NationsBank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of NationsBank to any Lender or relieve any Lender of its obligations hereunder to NationsBank. In determining whether to pay under any Letter of Credit, NationsBank shall have no obligation to any Lender other than to confirm that any documents required to be delivered under such Letter of Credit in connection with such drawing have been presented and appear on their face to comply with the requirements of such Letter of Credit.

                  SECTION 3.6.      Payment of Reimbursement Obligations.

                  (a) Payment to Issuer. Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrowers, jointly and severally, agree to reimburse NationsBank for any drawings (whether partial or full) under each Letter of Credit issued by NationsBank and agree to pay to NationsBank the amount of all other Reimbursement Obligations and other amounts payable to NationsBank under or in connection with such Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which any Borrower may have at any time against NationsBank or any other Person.

                  (b)  Recovery  or  Avoidance  of  Payments.  In the  event any payment by or on behalf of the Borrowers with respect to any Letter of Credit (or any Reimbursement Obligation relating thereto) received by NationsBank, or by the Administrative Agent and distributed by the Administrative Agent to the Lenders on account of their respective participations therein, is thereafter set aside, avoided or recovered from NationsBank or the Administrative Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Administrative Agent, pay to the Administrative Agent, for the account of the Administrative Agent or NationsBank, their respective Proportionate Shares of such amount set aside, avoided or recovered together with interest at the rate required to be paid by the Administrative Agent (or NationsBank) upon the amount required to be repaid by it.

                  SECTION 3.7.      Participations.

                  (a) Purchase of Participations. On the Effective Date with respect to any Letters of Credit outstanding on such date and immediately upon issuance by NationsBank of a Letter of Credit with respect to all other Letters of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit, equal to such Lender's Proportionate Share of the face amount thereof (including, without limitation, all obligations of the Borrowers with respect thereto, other than amounts owing to NationsBank under Section 5.2(d), and any security therefor or guaranty pertaining thereto).

                  (b) Sharing of Letter of Credit Payments. In the event that NationsBank makes a payment under any Letter of Credit and NationsBank shall not have been repaid such amount pursuant to Section 3.6, then NationsBank shall be deemed to have made a Non- Ratable Loan in the amount of such payment, and notwithstanding the occurrence or continuance of a Default or Event of Default at the time of such payment, such Non-Ratable Loan shall be subject to the provisions of Section 5.8(c) and the absolute obligations of the Lenders to pay for their respective participation interests therein.

                  (c) Sharing of Reimbursement Obligation Payments. Whenever NationsBank receives a payment from or on behalf of the Borrowers on account of a Reimbursement Obligation as to which the Administrative Agent has previously received for the account of NationsBank payment from a Lender pursuant to this
Section 3.7, NationsBank shall promptly pay to the Administrative Agent, for the benefit of such Lender, such Lender's Proportionate Share of the amount of such payment from the Borrowers in Dollars. Each such payment shall be made by NationsBank on the Business Day on which NationsBank receives immediately available funds from the Administrative Agent pursuant to the immediately preceding sentence, if received prior to 11:00 a.m. on such Business Day, and otherwise on the next succeeding Business Day.

                  (d) Documentation. Upon the request of any Lender, the Administrative Agent shall furnish to such Lender copies of any Letter of Credit, Reimbursement Agreement or application for any Letter of Credit and such other documentation as may reasonably be requested by such Lender.

                  (e) Obligations Irrevocable. The obligations of each Lender to make payments to the Administrative Agent with respect to any Letter of Credit and their participations therein pursuant to the provisions of Section 5.8(c) hereof or otherwise and the obligations of the Borrowers to make payments to NationsBank or to the Administrative Agent, for the account of Lenders, shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement (assuming, in the case of the obligations of the Lenders to make such payments, that the Letter of Credit has been issued in accordance with Section 3.4), including, without limitation, any of the following circumstances:

                  (i) Any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

             (ii) The existence of any claim, set-off, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, NationsBank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

            (iii) Any draft, certificate or any other document presented under the Letter of Credit upon which payment has been made in good faith and according to its terms proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

             (iv) The surrender or impairment of any Collateral, Real Estate or any other security for the Secured Obligations or the performance or observance of any of the terms of any of the Loan Documents;

                  (v)      The occurrence of any Default or Event of Default;
         or

             (vi) NationsBank's or the Administrative Agent's failure to deliver the notice provided for in Section 3.4(c).

                  SECTION 3.8.      Indemnification, Exoneration.

                  (a)  Indemnification.   In  addition  to  amounts  payable  as
elsewhere provided in this Article 3, the Borrowers agree, jointly and severally, to protect, indemnify, pay and save the Lenders and the Administrative Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Administrative Agent may incur or be subject to as a consequence, directly or indirectly, of

                  (i) the issuance of any Letter of Credit, other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction, or

             (ii) the failure of NationsBank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto governmental authority (all such acts or omissions being hereinafter referred to collectively as "Government Acts").

                  (b) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders and the Administrative Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders and the Administrative Agent shall not be responsible for:

                  (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

             (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

             (iii) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit;

             (iv) errors, omissions,  interruptions or delays in transmission or
         delivery  of  any  messages,  by  mail,  cable,  telegraph,   telex  or
         otherwise, whether or not they be in cipher;

                  (v)      errors in interpretation of technical terms;

             (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

            (vii) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

           (viii) any consequences arising from causes beyond the control of the Lenders or the Administrative Agent, including, without limitation, any Government Acts.

None of the foregoing shall affect, impair or prevent the vesting of any of the Administrative Agent's rights or powers under this Section 3.8.

                  (c) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Administrative Agent, NationsBank or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not result in any liability of any Lender or the Administrative Agent to the Borrowers (or any of them) or relieve the Borrowers (or any of them) of any of their obligations hereunder to any such Person.

                  SECTION 3.9. Supporting Letter of Credit; Cash Collateral Account. Upon the occurrence of an Event of Default or, if, notwithstanding the provisions of Section 3.2(b), any Letter of Credit is outstanding on the Termination Date, then on or prior to the Termination Date, the Borrowers shall, promptly on demand by the Administrative Agent, deposit with the Administrative Agent, for the ratable benefit of the Lenders, with respect to each Letter of Credit then outstanding, as the Administrative Agent shall specify, either (a) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Administrative Agent, issued by an issuer satisfactory to the Administrative Agent in its sole and absolute judgment in an amount equal to the greatest amount for which such Letter of Credit may be drawn, under which Supporting Letter of Credit the Administrative Agent shall be entitled to draw amounts necessary to reimburse the Administrative Agent and the Lenders for payments made by the Administrative Agent and the Lenders under such Letter of Credit or under any reimbursement or guaranty agreement with respect thereto, or
(b) Cash Collateral in an amount necessary to reimburse the Administrative Agent and the Lenders for payments made by the Administrative Agent and the Lenders under such Letter of Credit or under any reimbursement or guaranty agreement with respect thereto. Such Supporting Letter of Credit or Cash Collateral shall be held by the Administrative Agent for the benefit of the Lenders, as security for, and to provide for the payment of, the Reimbursement Obligations. In addition, the Administrative Agent may at any time after such Event of Default or Termination Date apply any or all of such Cash Collateral to the payment of any or all of the Secured Obligations then due and payable. The Cash Collateral shall be deposited in the Cash Collateral Account or an Investment Account and shall be administered in accordance with the provisions of Section 5.17.

                                    ARTICLE 4

                                                TERM LOAN FACILITY


                  SECTION 4.1. Term Loan. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally but not jointly, to make a Prime Rate Loan to the Borrowers on the Effective Date in a principal amount equal to such Lender's Proportionate Share of the Term Loan Facility.

                  SECTION 4.2. Manner of Borrowing Term Loans. The Borrowers shall give the Administrative Agent an Initial Notice of Borrowing at least two Business Days' prior to the occurrence of the Effective Date. Upon receipt of such notice from the Borrowers, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make Prime Rate Loans in the amount equal to its Proportionate Share of the aggregate principal amount of the Term Loan available to the Administrative Agent, for the account of the Borrowers, at the Agent's Office, prior to 12:00 noon on the Effective Date in funds immediately available to the Administrative Agent. Not later than 12:00 noon on the Effective
Date, upon satisfaction of the applicable conditions set forth in Sections 6.1 and 6.2, the Administrative Agent will disburse the Term Loans on the Effective Date, in same day funds in accordance with the terms of the Initial Notice of Borrowing.

                  SECTION 4.3. Repayment of Term Loan. The principal amount of the Term Loan is due and payable, and shall be repaid in full by the Borrowers, in 40 consecutive quarterly installments on the first day of each January, April, July and October, beginning January 1, 1997, each such installment to be in the amount of $1,625,000, provided that the final installment shall be in the amount of the then unpaid balance of the Term Loan.

                  SECTION 4.4. Term Notes. The Loans made by each Lender as part of the Term Loan and the joint and several obligation of the Borrowers to repay such Loans shall also be evidenced by a Term Note payable to the order of such Lender. Each such Term Note shall be dated the Effective Date (or the later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by each Borrower.

                                    ARTICLE 5

                             GENERAL LOAN PROVISIONS


                  SECTION 5.1.      Interest.

                  (a) Prime Rate Loans. Subject to the provisions of Section 5.1(d), the Borrowers will pay interest on the unpaid principal amount of each Prime Rate Loan, for each day from the day such Loan is made until such Loan is paid (whether at maturity, by reason of acceleration, or otherwise) or is converted to an Loan of a different Type, at a rate per annum equal to the sum of (i) the Applicable Margin and (ii) the Prime Rate, payable monthly in arrears as it accrues on each Interest Payment Date.

                  (b)  Eurodollar  Rate  Loans.  Subject  to the  provisions  of
Section 5.1(d), the Borrowers will pay interest on the unpaid principal amount of each Eurodollar Rate Loan for the applicable Interest Period at a rate per annum equal to the sum of (i) the Applicable Margin and (ii) the Eurodollar Rate, payable in arrears as it accrues on each Interest Payment Date, and when such Eurodollar Rate Loan is due (whether at maturity, by reason of acceleration or otherwise).

                  (c) Other Secured Obligation. The Borrowers will, to the extent permitted by Applicable Law, pay interest on the unpaid principal amount of any Secured Obligation that is due and payable, other than the Loans, in accordance with Sections 5.1(a) or (d), as applicable, as if such Secured Obligation were a Prime Rate Revolving Credit Loan.

                  (d) Default Rate. If there shall occur and be continuing an Event of Default, at the election of the Required Lenders, the unpaid principal amount of the Loans and other Secured Obligations shall no longer bear interest in accordance with the terms of Section 5.1(a), 5.1(b) or 5.1(c), but shall bear interest for each day from the date of such Event of Default until such Event of Default shall have been cured or waived at a rate per annum equal to the sum of
(i) the Default Margin and (ii) the rate otherwise applicable to such Loan or other Secured Obligation, payable on demand. The interest rate provided for in the preceding sentence shall, to the extent permitted by Applicable Law, apply to and accrue on the amount of any judgment entered with respect to any Secured Obligation and shall continue to accrue at such rate during any proceeding described in Section 13.1(g) or (h).

                  (e) Calculation of Interest. The interest rates provided for in Sections 5.1(a), (b), (c) and (d) shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Each interest rate determined with reference to the Prime Rate shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate.

                  (f) Maximum Rate. It is not intended by the Lenders, and nothing contained in this Agreement or the Notes shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by Applicable Law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and, if in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrowers shall, to the extent permitted by Applicable Law, pay to the Lenders an amount equal to the excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect and (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lenders receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the Secured Obligations, and if no such principal is then outstanding, such excess or part thereof remaining, shall be paid to the Borrowers. For the purposes of computing the Maximum Rate, to the extent permitted by applicable law, all interest and charges, discounts, amounts, premiums or fees deemed to constitute interest under applicable law, shall be amortized, prorated, allocated and spread in substantially equal parts throughout the full term of this Agreement. The provisions of this Section 5.1(f) shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section 5.1(f) is specifically referred to therein).

                  SECTION 5.2.      Certain Fees.

                  (a) Origination Fee. On the Effective Date, as additional consideration for the extensions of credit provided for hereunder, the Borrowers shall pay to the Administrative Agent an origination fee in accordance with the terms of the separate letter between the Administrative Agent and LADD, for itself and the other Borrowers. The origination fee provided for herein shall compensate the Administrative Agents for the internal costs associated with the origination, structuring, underwriting, processing, approving and closing of the transactions contemplated by this Agreement, but not including any out-of-pocket expenses for which the Borrowers have agreed to reimburse any Co-Agent, the Administrative Agent or any Lender, including, without limitation, the Administrative Agent's or any Lender's reasonable out-of-pocket expenses incurred in connection with its due diligence examination of the Borrowers and the closing of the transactions contemplated by this Agreement.

                  (b) Agent Fee. For administration and other services performed by the Administrative Agent in connection with its continuing administration of this Agreement, the Borrowers shall pay to the Administrative Agent, for its own account, and not for the account of the Lenders, an annual fee of $150,000, payable in equal quarterly installments (prorated for any period less than a full quarter), beginning on the Effective Date and on the first day of each January, April, July and October thereafter for so long as any Secured Obligation shall remain outstanding or the Revolving Credit Facility shall not have been terminated.

                  (c) Commitment Fee. In connection with and as consideration for the holding available for the use of the Borrowers hereunder the full amount of the Revolving Credit Facility, the Borrowers will pay a fee to the Administrative Agent, for the Ratable benefit of the Lenders, for each day from the Effective Date until the Termination Date, in an amount equal to 1/2 of 1% per annum of the Unused Revolving Credit Facility for such day. Such fee shall be payable monthly in arrears on the first day of each calendar month and on the date of any permanent reduction in the Revolving Credit Facility.

                  (d)      Letter of Credit Fees.

                  (i) The Borrowers agree to pay to the Administrative Agent, for the Ratable benefit of the Lenders, Letter of Credit fees equal to
         (A) 1% per annum on the face amount of each commercial or documentary Letter of Credit and (B) the Applicable Margin applicable from time to time to Eurodollar Rate Revolving Credit Loans on the average daily aggregate Letter of Credit Amount of all standby Letters of Credit from time to time outstanding during the term of this Agreement. Such fees payable shall be payable to the Administrative Agent for the Ratable benefit of the Lenders in advance on the date of issuance of each Letter of Credit, shall be calculated according to the anticipated average daily Letter of Credit Amount based on the stated term of each Letter of Credit and shall be calculated based on a year of 360 days and the actual number of days elapsed. In the event any standby Letter of Credit is canceled or terminated prior to the expiration of its stated term, the Lenders will make appropriate adjustments in such fees based on the actual average daily face amount of outstanding standby Letters of Credit and will refund to the Borrowers the amount of any excess fee paid pursuant to this Section 3.2(d).

             (ii) The Borrowers agree to pay to Administrative Agent, for the account of NationsBank, a fee in the amount of 1/8 of

         1% of the face amount of each Letter of Credit issued on or after the Effective Date, payable in advance on the date of issuance, and the standard fees and charges of NationsBank for issuing, administering, amending, renewing, paying and canceling letters of credit, as and when assessed.

                  (e) Collection Fee. During the period from and including the Effective Date to and including the Termination Date, the Borrowers will pay to the Administrative Agent for its own account on the first day of each month an amount of interest computed at the Effective Interest Rate applicable to Prime Rate Loans on each remittance (other than a remittance received via wire transfer, automated clearinghouse transfer or otherwise in immediately available funds) received by the Administrative Agent against Receivables (as contemplated by Section 9.1 hereof) during the preceding month, from the close of business on the date of receipt of each such remittance until the close of business on the Business Day following the receipt of the remittance, as compensation for delays in the collection and clearance of checks and other remittances.

                  (f) General. All fees shall be fully earned by the identified recipient thereof when due and payable and, except as otherwise set forth herein or required by applicable law, shall not be subject to refund or rebate. All fees provided for in this Section 5.2 are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money.

                  SECTION 5.3.      Manner of Payment.

                  (a) Except as otherwise expressly provided in Section 9.1(b), each payment (including prepayments) by the Borrowers on account of the principal of or interest on the Loans or of any other amounts payable to the Administrative Agent or the Lenders under this Agreement or any Note shall be made not later than 12:00 noon on the date specified for payment under this Agreement to the Administrative Agent, for its own account or the account of the Lenders, as the case may be, at the Agent's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 4:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 13.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day.

                  (b) Each Borrower hereby irrevocably authorizes each Lender and each Affiliate of such Lender and each participant herein to charge any account of such Borrower maintained with such Lender or such Affiliate or participant with such amounts as may be necessary from time to time to pay any Secured Obligations (whether or not owed to such Lender, Affiliate or participant) which are not paid when due.

                  SECTION 5.4. General. At any time when the Administrative Agent has elected daily settlements among the Lenders, if any payment under this Agreement or any Note shall be specified to be made on a day which is not a Business Day, it may, at the Administrative Agent's discretion, be made on the next succeeding day which is a Business Day and any such extension of time shall be included in computing interest, if any, payable in connection with such payment.

                  SECTION 5.5.      Loan Accounts; Statements of Account.

                  (a) Each Lender shall open and maintain on its books at least one loan account in the Borrowers' name (each, a "Loan Account" and collectively, the "Loan Accounts"). Each such Loan Account shall show as debits thereto each Loan made under this Agreement by such Lender to the Borrowers and as credits thereto all payments received by such Lender and applied to principal of such Loans, so that the balance of the Loan Account at all times reflects the principal amount due such Lender from the Borrowers.

                  (b) The Administrative Agent shall maintain on its books a control account for the Borrowers in which shall be recorded (i) the amount of each disbursement made hereunder, (ii) the amount of any principal or interest due or to become due from the Borrowers hereunder, and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender's share therein.

                  (c) The entries made in the accounts  pursuant to  subsections
(a) and (b) shall be prima facie evidence, in the absence of manifest error, of the existence and amounts of the obligations of the Borrowers therein recorded and in case of discrepancy between such accounts, in the absence of manifest error, the accounts maintained pursuant to subsection (b) shall be controlling.

                  (d) The Administrative Agent will account to the Borrowers monthly with a statement of Loans, charges and payments made to and by the Borrowers pursuant to this Agreement, and such accounts rendered by the Administrative Agent shall be deemed final, binding and conclusive, save for manifest error, unless the Administrative Agent is notified by the Borrowers in writing to the contrary within 30 days of the date the account to the Borrowers was so rendered. Such notice by the Borrowers shall be deemed an objection to only those items specifically objected to therein. Failure of the Administrative Agent to render such account shall in no way affect the rights of the Administrative Agent or of the Lenders hereunder.

                  SECTION 5.6. Reduction of Revolving Credit Facility; Termination of Agreement.

                  (a)      Reduction of Revolving Credit Facility.

                  (i) The Borrowers shall have the right, at any time and from time to time after the first anniversary of the Effective Date, upon at least 30 days' prior irrevocable, written notice to the Administrative Agent, to terminate or reduce permanently all or a portion of the Revolving Credit Facility; provided, however, that any such partial reduction shall be made in an amount not less than $5,000,000 or in increments of $1,000,000 in excess thereof and shall not reduce the Revolving Credit Facility below the amount of the aggregate Letter of Credit Reserve. As of the date of termination or reduction set forth in such notice, the Revolving Credit Facility shall be permanently reduced to the amount stated in the Borrowers' notice for all purposes herein, and the Borrowers shall pay the amount necessary to reduce the amount of the Revolving Credit Loans outstanding under the Revolving Credit Facility as so reduced, together with accrued interest on the amounts so prepaid.

                  (ii) The amount of the Revolving Credit Facility shall be automatically reduced to zero on the Termination Date.

                  (iii) The Revolving Credit Facility or any portion thereof terminated or reduced pursuant to this Section 5.6 may not be reinstated.

                  (b)  Termination  of Agreement.  Subject to the  provisions of
Section 5.10, the Borrowers shall have the right, at any time, to terminate this Agreement upon not less than 30 Business Days' prior written notice, which notice shall specify the effective date of such termination. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. On the date specified in such notice, such termination shall be effected, provided, that the Borrowers shall, on or prior to such date, pay to the Administrative Agent, for its account and the account of the Lenders, in same day funds, an amount equal its account and to all Secured Obligations (other than with respect to Letter of Credit Obligations) outstanding on such date, including, without limitation, all (i) accrued interest thereon, (ii) all accrued fees provided for hereunder, and (iii) any amounts payable to the Lenders pursuant to Sections 5.10, 5.11, 5.16, 16.2, 16.3, 16.14 and 16.23, and,
in addition thereto, shall deliver to the Administrative Agent, in respect of each outstanding Letter of Credit, either a Supporting Letter of Credit or Cash Collateral as provided in Section 3.9. Additionally, the Borrowers shall provide the Administrative Agent and the Lenders with indemnification in form and substance satisfactory to the Administrative Agent with respect to such matters as the Administrative Agent and the Lenders shall reasonably require and a general release of all claims. Following a notice of termination as provided for in this Section 5.6(b) and upon payment in full of the amounts specified in this
Section 5.6(b), and execution and delivery of any required indemnification and release, this Agreement shall be terminated and the Administrative Agent, the Co-Agents, the Lenders and the

Borrowers shall have no further obligations to any other party hereto, except for the obligations to the Administrative Agent and the Lenders pursuant to
Section 16.14 hereof, which shall survive any termination of this Agreement.

                  SECTION 5.7.      Making of Loans.

                  (a) Nature of Obligations of Lenders to Make Loans. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several.

                  (b) Assumption by Agent.  Subject to the provisions of Section
5.8 and notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Loans under the Revolving Credit Facility hereunder subsequent to the Initial Loans, unless the Administrative Agent shall have received notice from a Lender in accordance with the provisions of Section 5.7(c) prior to a proposed Borrowing date that such Lender will not make available to the Administrative Agent such Lender's Proportionate Share of the Revolving Credit Loan to be borrowed on such date, the Administrative Agent may assume that such Lender will make such Proportionate Share available to the Administrative Agent in accordance with
Section 2.2(a), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent such Lender shall not make such Proportionate Share available to the Administrative Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at the Effective Interest Rate or, if lower, subject to Section 5.1(f), the Maximum Rate if repaid by the Borrowers or at the Federal Funds Effective Rate, if paid by such Lender. If such Lender shall repay to the Administrative Agent such corresponding amount, the amount so repaid shall constitute such Lender's Proportionate Share of the Loan made on such Borrowing date for purposes of this Agreement. The failure of any Lender to make its Proportionate Share of any Loan available shall not (without regard to whether a Borrower shall have returned the amount thereof to the Administrative Agent in accordance with this Section 5.7) relieve it or any other Lender of its obligation, if any, hereunder to make its Proportionate Share of the Loan available on such Borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Proportionate Share of a Loan available on the Borrowing date.

                  (c) Delegation of Authority to Agent. Without limiting the generality of Section 15.1, each Lender expressly authorizes the Administrative Agent to determine on behalf of such Lender (i) any reduction or increase of advance rates applicable to the Borrowing Base, so long as such advance rates do not at any time exceed the rates set forth in the definition "Borrowing Base,"
(ii)
the creation or elimination of any reserves (other than the Letter of Credit Reserve) against the Revolving Credit Facility and the Borrowing Base and (iii) the designation of any Inventory or Receivables as not constituting Eligible Inventory or Eligible Receivables. Such authorization may be withdrawn by the Required Lenders by giving the Administrative Agent written notice of such withdrawal signed by the Required Lenders; provided, however, that unless otherwise agreed by the Administrative Agent such withdrawal of authorization shall not become effective until the thirtieth Business Day after receipt of such notice by the Administrative Agent. Thereafter, the Required Lenders shall jointly instruct the Administrative Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine. Unless and until the Administrative Agent shall have received written notice from the Required Lenders as to the existence of a Default, an Event of Default or some other circumstance which would relieve the Lenders of their respective obligations to make Loans hereunder, which notice shall be in writing and shall be signed by the Required Lenders and shall expressly state that the Required Lenders do not intend to make available to the Administrative Agent such Lenders' Ratable Share of Loans made after the effective date of such notice, the Administrative Agent shall be entitled to continue to make the assumptions described in Section 5.7(b). After receipt of the notice described in the preceding sentence, which shall become effective on the third Business Day after receipt of such notice by the Administrative Agent unless otherwise agreed by the Agent, the Agent shall be entitled to make the assumptions described in Section 5.7(b) as to any Loans as to which it has not received a written notice to the contrary prior to 11:00 a.m. on the Business Day next preceding the day on which the Loan is to be made. The Administrative Agent shall not be required to make any Loan as to which it shall have received notice by a Lender of such Lender's intention not to make its Ratable Share of such Loan available to the Administrative Agent. Any withdrawal of authorization under this Section 5.7(c) shall not affect the validity of any Loans made prior to the effectiveness thereof.

                  SECTION 5.8.      Settlement Among Lenders.

                  (a) Term Loans. The Administrative Agent shall pay to each Lender on each Interest Payment Date or Installment Payment Date, as the case may be, its Ratable Share (or, if different, a proportionate amount based on the principal amount of the Term Loans owing to such Lender), of all payments received by the Administrative Agent hereunder in immediately available funds in respect of the principal of, or interest on, the Term Loans, net of any amounts payable by such Lender to the Administrative Agent, by wire transfer of same day funds.

                  (b) Revolving Credit Loans. It is agreed that each Lender's Net Outstandings are intended by the Lenders to be equal at all times to such Lender's Ratable Share of the aggregate principal amount of all Revolving Credit Loans outstanding.

Notwithstanding such agreement, the several and not joint obligation of each Lender to make its Ratable Share of Loans under the Revolving Credit Facility in accordance with the terms of this Agreement and each Lender's right to receive its Ratable Share of principal payments on Revolving Credit Loans, the Lenders agree that in order to facilitate the administration of this Agreement and the Loan Documents that settlement among them may take place on a periodic basis in accordance with the provisions of this Section 5.8.

                  (c) Settlement Procedures as to Revolving Credit Loans. To the extent and in the manner hereinafter provided in this Section 5.8, settlement among the Lenders as to Prime Rate Revolving Credit Loans may occur periodically on Settlement Dates determined from time to time by the Administrative Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 6.2 have been met. On each Settlement Date payments shall be made by or to NationsBank and the other Lenders in the manner provided in this Section
5.8 in accordance with the Settlement Report delivered by the Administrative Agent pursuant to the provisions of this Section 5.8 in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Ratable Share of the Revolving Credit Loans.

                  (i) Selection of Settlement Dates. If the Administrative Agent elects, in its discretion, but subject to the consent of NationsBank, to settle accounts among the Lenders with respect to principal amounts of Prime Rate Revolving Credit Loans less frequently than each Business Day, then the Administrative Agent shall designate periodic Settlement Dates which may occur on any Business Day after the Effective Date; provided, however, that (A) the Administrative Agent shall designate as a Settlement Date any Business Day which is an Interest Payment Date and (B) a Settlement Date shall occur not less often than every five Business Days. The Administrative Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon on the proposed Settlement Date, which Settlement Report will be in the form of Exhibit F hereto and shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.

                  (ii) Non-Ratable Loans and Payments. Between Settlement Dates, the Administrative Agent shall request and NationsBank may (but shall not be obligated to) advance to the Borrowers out of NationsBank's own funds, the entire principal amount of any Prime Rate Revolving Credit Loan requested or deemed requested pursuant to Section 2.2(a) (any such Prime Rate Revolving Credit Loan being referred to as a "Non-Ratable Loan"). The making of each Non-Ratable Loan by NationsBank shall be deemed to be a purchase by NationsBank of a 100% participation in each other Lender's Proportionate Share of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Administrative Agent for the account of NationsBank. Upon demand by NationsBank, with notice thereof to the Administrative Agent, each other Lender shall pay to NationsBank, as the repurchase of such participation, an amount equal to 100% of such Lender's Proportionate Share of the principal amount of such Non- Ratable Loan. Any payments received by the Administrative Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Credit Loans, shall be paid over to and retained by NationsBank for such application, and such payment to and retention by NationsBank shall be deemed, to the extent of each other Lender's Proportionate Share of such payment, to be a purchase by each such other Lender of a participation in the Revolving Credit Loans (including the repurchase of participations in Non- Ratable Loans) held by NationsBank. Upon demand by another Lender, with notice thereof to the Administrative Agent, NationsBank shall pay to the Administrative Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Proportionate Share of any such amounts (after application thereof to the repurchase of any participations of NationsBank in such other Lender's Proportionate Share of any Non-Ratable Loans) paid only to NationsBank by the Administrative Agent.

            (iii) Settlement. On each Settlement Date each Lender shall transfer to the Administrative Agent and the Administrative Agent shall transfer to each Lender such amounts as are necessary to insure that, after giving effect to all such transfers, each Lender's Net Outstandings are equal to such Lenders Proportionate Share of the aggregate principal amount of all Revolving Loans then outstanding.

             (iv) Return of Payments. If any amounts received by NationsBank in respect of the Secured Obligations are later required to be returned or repaid by NationsBank to the Borrowers or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the NationsBank's Proportionate Share of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by NationsBank with notice to the Administrative Agent, pay to the Administrative Agent for the account of NationsBank, an amount equal to the excess of such Lender's Proportionate Share of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender.

                  (v)      Payments to Agent, Lenders.

                           (A) Payment by any Lender to the Administrative Agent
                  shall be made not later than 1:30 p.m. on the Business Day such payment is due, provided that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 10:00 a.m. on such Business Day. Payment by the Agent to any Lender shall be made by wire transfer, promptly following the Administrative Agent's receipt of funds for the account of such Lender and in the type of funds received by the Administrative Agent, provided that if the Administrative Agent receives such funds at or prior to 1:00 p.m., the Administrative Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 2:00 p.m. on the first Business Day following the date of such demand.

                           (B) If a Lender shall,  at any time, fail to make any
                  payment to the Administrative Agent required hereunder, the Administrative Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Administrative Agent may elect in its sole discretion.

                           (C) With  respect to the  payment of any funds  under
                  this Section 5.8(c), whether from the Administrative Agent to a Lender or from a Lender to the Administrative Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Effective Rate.

                  (d) Settlement of Other Secured Obligations. All other amounts received by the Administrative Agent on account of, or applied by the Administrative Agent to the payment of, any Secured
Obligation owed to the Lenders (including, without limitation, fees payable to the Lenders pursuant to Sections 5.2(a), (c) and (d) and proceeds from the sale of, or other realization upon, all or any part of the Collateral or Real Estate following an Event of Default) that are received by the Administrative Agent on or prior to 1:00 p.m. on a Business Day will be paid by the Administrative
Agent to each Lender on the same Business Day, and any such amounts that are received by the Administrative Agent after 1:00 p.m. will be paid by the Administrative Agent to each Lender on the following
Business Day.  Unless otherwise stated herein, the Administrative
Agent shall distribute to each Lender such Lender's Proportionate
Share of fees payable to the Lenders pursuant to Sections 5.2(a),
(c) and (d) and shall distribute to each Lender such Lender's
Proportionate Share (or if different, such Lender's share based upon the amount of the Secured Obligations then owing to each Lender) of the proceeds from the sale of, or other realization upon, all or any part of the Collateral or Real Estate following an Event of Default.

                  (e) Allocation of Payments from Borrowers. All monies to be applied to the Secured Obligations, whether such monies represent voluntary payments by the Borrowers or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among the Administrative Agent and such of the Lenders and other holders of the Secured Obligations as are entitled thereto (and, with respect to monies allocated to the Lenders, on a Ratable basis unless otherwise provided in this Section 5.8(e): (i) first, to NationsBank to pay principal and accrued interest on any portion of any Non-Ratable Loan which NationsBank may have advanced on behalf of any Lender (other than itself) and for which NationsBank has not been reimbursed by such Lender or the Borrowers; (ii) second, to the Administrative Agent to pay the amount of expenses that have not been reimbursed to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iii) third, to the Administrative Agent to pay any indemnified amount that has not been paid to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iv) fourth, to the Administrative Agent to pay any fees due and payable to the Administrative Agent under this Agreement; (v) fifth, to the Lenders for any indemnified amount that they have paid to the Administrative Agent and for any expenses that they have reimbursed to the Administrative Agent; (vi) sixth, to the Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Secured Obligations then outstanding and held by any Lender to be shared among Lenders on a Ratable basis, or on such other basis as may be agreed upon in writing by all of the Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of the Borrowers), and (vii) seventh, to the holders of the other Secured Obligations who are not Lenders on a pro rata basis. The allocations set forth in this Section 5.8(e) are solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves and may be changed by the Administrative Agent and the Lenders without notice or the consent of approval of the Borrowers or any other Person. Whenever allocation is made pursuant to this Section 5.8(e) to the holder of Secured Obligations in which another Lender acquires a participation, the monies received by such holder shall be shared as between such holder and such participants on a Ratable basis.


                  SECTION 5.9.      Mandatory Prepayments.

                  (a) Prepayments from Asset Dispositions. Subject to the other provisions of this Section 5.9(a), immediately upon receipt by (i) a Borrower or any of its Subsidiaries of the Net Proceeds of any Asset Disposition and (ii) at the Administrative Agent's request, upon receipt by LADD of cash proceeds (net of tax and commissions) in excess of $1,500,000 from the sale of any Real Estate included in the Daystrom assets, such Borrower shall apply such Net Proceeds or net cash proceeds in excess of $1,500,000 to prepayment of the Loans as provided in Section 5.9(c). Notwithstanding the preceding sentence, the Borrowers shall have no obligation to make any such prepayment:

                  (A) in connection with any Asset Disposition, the total Net Proceeds of which, when added to the Net Proceeds of all related Asset Dispositions, do not exceed $10,000, nor shall such de minimis amounts of Net Proceeds be required to be included in any computation of total Net Proceeds for any other purpose of this Agreement;

                  (B)  to  the  extent   that  the  Net   Proceeds   from  Asset
         Dispositions during any Fiscal Year do not exceed, in the aggregate, $500,000; or

                  (C) to the extent that total Net Proceeds from Asset Dispositions from June 30, 1996 through the date of determination do not exceed the sum of the aggregate amount of prepayments made during such period pursuant to this Section 5.9(a) plus the aggregate amount of Capital Expenditures made by the Borrowers during such period to acquire Equipment or other property that is Collateral or Real Estate and is subject to a perfected first priority Lien in favor of the Administrative Agent for its benefit and the benefit of the Lenders and to no other Lien.

Further, if the Borrowers reasonably expect such amounts equal to the amounts of Net Proceeds that would otherwise be required to be applied to prepayment of the Term Loan to be reinvested within six months after the date of receipt in productive assets of a kind then used or useable in the business of the Borrowers (or any of them) and that are or will be subject to a perfected first priority Lien in favor of the Administrative Agent for its benefit and the benefit of the Lenders and to no other Lien, then (1) to the extent such proceeds do not exceed the balance from time to time of the Revolving Credit Loans, such proceeds shall be applied to the repayment of the outstanding balance of the Revolving Credit Loans and the Administrative Agent shall, until such proceeds are reinvested, establish a reserve against the Borrowing Base in the amount of the proceeds so applied and (2) to the extent such proceeds exceed the balance from time to time of the Revolving Credit Loans, the Borrowers shall deposit such proceeds with the Administrative Agent to be held as Cash Collateral. Upon the Borrowers' reinvestment of such proceeds as described above, the Administrative Agent shall release its security interest in such Cash Collateral in respect of the reinvested funds and shall eliminate the reserve against the Borrowing Base. To the extent that the Borrowers fail to reinvest such proceeds within six months as provided above, each Borrower authorizes and directs the

Administrative Agent to eliminate such reserve, to apply the amount of the Cash Collateral in respect of the unreinvested amount to the prepayment of the Loans as provided in Section 5.9(c), to make Revolving Credit Loans in an amount equal to the reserved amount that is not reinvested and to apply the proceeds of such Revolving Credit Loans in prepayment of the Loans as provided in Section 5.9(c).

                  (b) Prepayments from Equity Offerings. In the event that at any time after the Effective Date, LADD or any other Borrower issues capital stock or other securities or receives an additional capital contribution in respect of existing capital stock or other securities (excluding any such issuance (i) of restricted stock to employees or directors of any Borrower, (ii) to or receipt from another Borrower or any Subsidiary, (iii) in any 401(k) plan sponsored by a Borrower as employer contributions and (iv) upon the exercise of any stock option held by a director or employee of any Borrower), no later than the third Business Day following the date of receipt of the proceeds from such issuance, the Borrowers shall apply such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, in prepayment of the Loans as provided in Section 5.9(c).

                  (c) Application of Proceeds of Prepayments. All prepayments pursuant to this Section 5.9 shall be applied first to the outstanding principal of the Term Loan to the extent thereof and then to the outstanding Revolving Credit Loans to the extent thereof, provided that payments shall be first applied to Prime Rate Loans to the extent thereof and then to Eurodollar Rate Loans and any payments received which would otherwise result in prepayment of such Eurodollar Rate Loans prior to the end of the Interest Period applicable thereto may, upon the request of the Borrowers, in the absence of an Event of Default, be applied to the Cash Collateral Account or any Investment Account, with any excess after prepayment in full of the Loans to be deposited with the Administrative Agent to be held as Cash Collateral for the Secured Obligations and applied by the Administrative Agent from time to time to outstanding Revolving Credit Loans promptly upon the making of such Revolving Credit Loans or, after the Termination Date, to any of the Secured Obligations in such manner as the Administrative Agent shall determine in its sole discretion. All prepayments of the Term Loans shall be applied to the principal installments payable thereon in inverse order of maturity.

                  (i) Excess Cash Flow Recapture. On or about March 31 of each year beginning March 31, 1998, but in any event within three Business Days after delivery of the audited consolidated financial statements for LADD and its Consolidated Subsidiaries for Fiscal Year 1997 and each Fiscal Year thereafter, the Borrowers shall pay to the Administrative Agent for application to the prepayment of the principal amount of the Term Loan in accordance with the provisions of Section 5.9(c), an amount equal to 50% of the Excess

Cash Flow for the Fiscal Year in respect of which such financial statements were delivered.
                  SECTION 5.10. Prepayment Fee. If the Borrowers prepay the Loans in whole and terminate this Agreement prior to the Termination Date, the Borrowers shall pay to the Administrative Agent for the Ratable benefit of the Lenders on such date of termination, as liquidated damages and compensation for the costs of making funds available to the Borrowers under this Agreement, and not as a penalty, an amount equal to the percentage amount specified below for the Loan Year in which such prepayment is made multiplied by the average total principal amount of Loans outstanding during the 12 Consecutive Fiscal Months next preceding such early termination date:

                           Loan Year                          Percent
                           ---------                          -------
                               1                               2%
                               2                               1%
                               3                               1/4 of 1%

                  SECTION 5.11. Payments Not at End of Interest Period; Failure to Borrow. If for any reason any payment of principal with respect to any Eurodollar Rate Loan is made on any day prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan or, after having given a Notice of Borrowing with respect to any Eurodollar Rate Revolving Credit Loan or a Notice of Conversion or Continuation with respect to any Loan to be continued as or converted into a Eurodollar Rate Loan, such Loan is not made or is not continued as or converted into a Eurodollar Rate Loan due to the Borrowers' failure to borrow or to fulfill the applicable conditions set forth in Article 6, the Borrowers shall pay to each Lender upon the request of the Administrative Agent or such Lender, in addition to any amounts that may be due under Section 5.10, an amount (if a positive number) computed pursuant to the following formula:

      L        =        (R - T) x  P x D
                        -----------------
                                360

      L        =        amount payable
      R        =        interest rate applicable to the Eurodollar
                        Rate Loan not borrowed, continued or
                        converted, or prepaid
      T        =        effective interest rate per annum at which any
                        readily marketable bonds or other obligations of the United States, selected at the Administrative Agent's sole discretion, maturing on or near the last day of the then applicable or requested Interest Period for such Loan and in approximately the same amount as such Loan, can be purchased by such Lender on the day of such payment of principal or failure to borrow, continue or convert

      P        =        the amount of principal paid or the amount of
                        the Loan requested or to have been continued
                        or converted
      D        =        the number of days remaining in the Interest
                        Period as of the date of such payment or the number of days in the requested Interest
                        Period

The Borrowers shall pay such amount upon presentation by the Administrative Agent (or as to any Lender, by such Lender) of a statement setting forth the amount and the Administrative Agent's (or such Lender's) calculation thereof pursuant hereto, which statement shall be deemed true and correct absent manifest error.

                  SECTION 5.12. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to the Lenders under this Article 5 shall be made as though each Lender had actually funded or committed to fund its Eurodollar Rate Loans through the purchase of an underlying deposit in an amount equal to the amount of such ratable share and having a maturity comparable to the relevant Interest Period for such Eurodollar Rate Loan; provided, however, each Lender may fund its Eurodollar Rate Loans in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Article 5.

                  SECTION 5.13. Notice of Conversion or Continuation. Whenever the Borrowers desire, subject to the provisions of Section 5.7, to convert an outstanding Loan into a Loan or Loans of a different Type or to continue all or a portion of an outstanding Eurodollar Rate Loan for a subsequent Interest Period, the Borrowers shall notify the Administrative Agent by telephone or in writing (which notice shall be irrevocable) not later than 11:30 a.m. on the date two Business Days before the day on which such proposed conversion or continuation is to be effective (and such effective date of any continuation shall be the last day of the Interest Period for the applicable Eurodollar Rate
Loan). Each such notice (a "Notice of Conversion or Continuation") shall (i) identify the Loan to be converted or continued, the aggregate outstanding principal balance thereof and, if a Eurodollar Rate Loan, the last day of the Interest Period applicable to such Loan, (ii) specify the effective date of such conversion or continuation, (iii) specify the principal amount of such Loan to be converted or continued and, if converted, the Type or Types into which the same is to be converted, and (iv) the Interest Period to be applicable to the Eurodollar Rate Loan as converted or continued, and shall, if notice thereof was originally given by telephone, be immediately followed by a signed, written confirmation thereof by the Borrowers in a form acceptable to the Administrative Agent, provided that if such written confirmation differs in any respect from the action taken by the Lenders, the records of the Administrative Agent shall control absent manifest error.

                  SECTION 5.14. Conversion or Continuation. Provided that no Event of Default shall have occurred and be continuing (but subject to the provisions of Sections 5.13 and 5.16), the Borrowers may request that all or any part of any outstanding Loan be converted into a Loan or Loans of a different Type or be continued as a Loan or Loans of the same Type, in the same aggregate principal amount, on any Business Day (which, in the case of continuation of a Eurodollar Rate Loan, shall be the last day of the Interest Period applicable to such Loan), upon notice (which notice shall be irrevocable) given in accordance with Section 5.13, provided that nothing in this Article 5 shall be construed to permit the conversion of a Revolving Credit Loan to a Term Loan or vice versa.

                  SECTION 5.15. Duration of Interest Periods; Maximum Number of Eurodollar Rate Loans; Minimum Increments.

                  (a) Subject to the provisions of the definition "Interest Period", the duration of each Interest Period applicable to a Eurodollar Rate Loan shall be as specified in the applicable Notice of Borrowing or Notice of Conversion or Continuation. The Borrowers may elect a subsequent Interest Period to be applicable to any Eurodollar Rate Loan by giving a Notice of Conversion or Continuation with respect to such Loan in accordance with Section 5.13.

                  (b) If the Administrative Agent does not receive a notice of election in accordance with Section 5.13 with respect to the continuation of Eurodollar Rate Loan within the applicable time limits specified in said Section 5.13, or if, when such notice must be given, an Event of Default exists or such Type of Loan is not available, the Borrowers shall be deemed to have elected to convert such Eurodollar Rate Loan in whole into a Prime Rate Loan on the last day of the Interest Period therefor.

                  (c) Notwithstanding the foregoing, the Borrowers may not select an Interest Period that would end, but for the provisions of the definition "Interest Period," after the Termination Date.

                  (d) In no event shall there be more than 10 Eurodollar Rate Loans outstanding hereunder at any time. For the purpose of this subsection (d), each Revolving Credit Loan and each Eurodollar Rate Term Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

                  (e) Each Eurodollar Rate Loan shall be in a minimum amount of $5,000,000.

                  SECTION 5.16.     Changed Circumstances.

                  (a) If the introduction of or any change in or in the interpretation of (in each case, after the date hereof) any law or regulation makes it unlawful, or any Governmental Authority asserts, after the date hereof, that it is unlawful, for any Lender to perform its obligations hereunder to make Eurodollar Rate Loan or to fund or maintain Eurodollar Rate Loan hereunder, such Lender shall notify the Agent of such event and the Administrative Agent shall notify the Borrowers of such event, and the right of the Borrowers to select Eurodollar Rate Loan for any subsequent Interest Period or in connection with any subsequent conversion of any Loan shall be suspended until the Administrative Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and the Borrowers shall forthwith prepay in full all Eurodollar Rate Revolving Credit Loans then outstanding and shall convert each Eurodollar Rate Term Loan into a Prime Rate Term Loan, and shall pay all interest accrued thereon through the date of such prepayment or conversion, unless the Borrowers, within three Business Days after such notice from the Administrative Agent, request the conversion of all Eurodollar Rate Loans then outstanding into Prime Rate Loans; provided, that if the date of such repayment or proposed conversion is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrowers shall also pay any amount due pursuant to Section 5.11.

                  (b) If the Administrative Agent shall, at least one Business Day before the date of any requested Revolving Credit Loan or the effective date of any conversion or continuation of an existing Loan to be made or continued as or converted into a Eurodollar Rate Loan (each such requested Revolving Credit Loan made and Loan to be converted or continued, a "Pending Loan"), notify the Borrowers that the Eurodollar Rate will not adequately reflect the cost to the Lenders of making or funding such Pending Loan as a Eurodollar Rate Loan or that the Interbank Offered Rate is not reasonably determinable, including from any interest rate reporting service of recognized standing, then the right of the Borrowers to select Eurodollar Rate Loan for such Pending Loan, any subsequent Revolving Credit Loan or in connection with any subsequent conversion or continuation of any Loan shall be suspended until the Administrative Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and each Pending Loan and each such subsequent Loan requested to be made, continued or converted shall be made or continued as or converted into a Prime Rate Loan.

                  (c) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) in or in the interpretation of, in each case after the date hereof, any law or regulation (except to the extent such introduction, change or interpretation affects taxes measured by net income), or (ii) the compliance with any guideline or request (except to the extent such guideline or request affects taxes measured by net income) from any central bank or other governmental authority (whether or not having the force of law) made after the date hereof, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurocurrency

Rate Loans (other than as separately provided for in Section 5.16(d)), then the Borrowers shall from time to time, within 30 days after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the
Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost.

                  (d) If (i) the adoption of or change in, after the date hereof, any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change, after the date hereof, in the interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof, or (ii) compliance by such Lender with any guideline, request or directive, made or promulgated after the date hereof, of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on a Lender's capital as a consequence of its maintaining its Loans or commitment to make Revolving Credit Loans hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming the full utilization of such Lender's capital immediately before such adoption, change or compliance) or if any change in law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law) subjects a Lender to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrowers or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of such Lender imposed by the United States of America or any political subdivision thereof), in each case by any amount deemed by such Lender to be material, then such Lender shall promptly after its determination of such occurrence notify the Borrowers and the Administrative Agent thereof. The Borrowers agree to pay to the Administrative Agent, for the account of such Lender, as an additional fee from time to time, within 30 days after demand by such Lender, such amount as such Lender certifies to be the amount that will compensate it for such reduction.

                  (e) Before giving any notice pursuant to Section 5.16(a) or making any demand pursuant to Section 5.16(c) or (d), each Lender agrees to use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would avoid the need for such notice or demand, or reduce the amount of such increased cost or reduction in return and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (f) A certificate of the Lender  claiming  compensation  under
Section 5.16(c) or (d) shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, a Lender may use any reasonable averaging and attribution methods.

                  SECTION 5.17.     Cash Collateral Account; Investment
Accounts.

                  (a) Cash Collateral Account. The Borrowers shall establish a Cash Collateral Account in which to deposit Collateral consisting of cash or Cash Equivalents from time to time

                  (i) representing payments received pursuant to Sections 2.3(c) and 5.9 in excess of then outstanding Revolving Credit Loans or on account of Eurodollar Rate Loans which would otherwise result in repayment of such Loans prior to the end of the Interest Period applicable thereto,

                  (ii) with respect to Letter of Credit Obligations (x) at the request of the Administrative Agent upon the occurrence of an Event of Default, or (y) for the purposes set forth in Section 5.6 in the event of termination of this Agreement, or

                  (iii) for any other purpose appropriate under this Agreement to provide security for the Secured Obligations.

On the last day of the applicable Interest Period as to any amounts deposited to the Cash Collateral Account pursuant to clause (i) above or if a drawing under a Letter of Credit occurs with respect to any amounts deposited to the Cash
Collateral Account pursuant to clause (ii) above, each Borrower hereby authorizes the Administrative Agent to use the monies deposited in the Cash Collateral Account to make payment to the payee with respect to such Loan, drawing. The Cash Collateral Account shall be in the name of the Administrative Agent and the Administrative Agent shall have sole dominion and control over, and sole access to, the Cash Collateral Account. Neither any Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds held in the Cash Collateral Account. Each Borrower agrees that it will not at any time (x) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein or (y) create or permit to exist any Lien upon or with respect to the Cash Collateral Account or any funds held therein, except as provided in or contemplated by this Agreement. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the

Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Cash Collateral Account. Subject to the right of the Administrative Agent to withdraw funds from the Cash Collateral Account as provided herein, the Administrative Agent will, so long as no Default or Event of Default shall have occurred and be continuing, from time to time invest funds on deposit in the Cash Collateral Account, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case, in Cash Equivalents, as the Borrowers may direct prior to the occurrence of a Default or Event of Default and as the Administrative Agent may select after the occurrence and during the continuance of a Default or Event of Default. Such proceeds, interest and income which are not so invested or reinvested in Cash Equivalents shall be deposited and held by the Administrative Agent in the Cash Collateral Account. The Administrative Agent makes no representation or warranty as to, and shall not be responsible for, the rate of return, if any, earned in any Cash Collateral. Any earnings on Cash Collateral shall be held as additional Cash Collateral on the terms set forth in this Section 5.17.

                  (b) Investment Accounts. The Borrowers may from time to time establish one or more Investment Accounts with the Administrative Agent, any Lender or any Affiliate of a Lender, for the purpose of investing in Cash Equivalents any cash collateral representing payments received pursuant to
Section 2.3(c) and Section 5.9 in excess of then outstanding Revolving Credit Loans or on account of Eurodollar Rate Loans which would otherwise result in repayment of such Loans prior to the end of the Interest Period applicable thereto. Each Borrower hereby acknowledges and agrees that each such Investment Account shall constitute Collateral hereunder and shall be maintained with the Administrative Agent, a Lender or Affiliate of a Lender as security for the Secured Obligations. Notwithstanding the foregoing, until such time as the Administrative Agent shall otherwise instruct the Administrative Agent, Lender or Affiliate of a Lender maintaining such account, the Borrowers shall be entitled to direct the investment of the funds deposited therein. Each Borrower agrees that it will not at any time (x) sell or otherwise dispose of any interest in any Investment Account or any funds held therein other than by application thereof to any Secured Obligation, or (y) create or permit to exist any Lien upon or with respect to any Investment Account or any funds held therein, except as provided in or contemplated by this Agreement. Each Borrower agrees that at any time, and from time to time, at the expense of the Borrowers, the Borrowers will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent or any Lender may request, in order to perfect and protect any security interest in any Investment Account granted or purported to be granted hereby or to enable the Administrative Agent, for its benefit and the benefit of the Lenders, to exercise and enforce its rights and remedies hereunder with respect to such Investment Account.

                  SECTION 5.18. Borrowers' Representative. Each of American, Barclay, Clayton-Marcus, Contract Sales, Lea (NC), Pennsylvania House, Transportation, International and Pilliod hereby appoints LADD as, and LADD shall act under this Agreement as, the representative of such other Borrowers for all purposes, including, without being limited to, requesting Borrowings and receiving account statements and other notices and communications to the Borrowers (or any of them) from the Administrative Agent or any Lender. The Administrative Agent and the Lenders may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion or Continuation,
disbursement instruction, report, information or any other notice or communication made or given by LADD, whether in its own name, on behalf of any other Borrower or on behalf of "the Borrowers," and neither the Administrative Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such Notice, instruction, report, information, other notice or communication, nor shall the joint and several character of the Borrowers' liability for the Secured Obligations be affected, provided that the provisions of this Section 5.18 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. The Administrative Agent and each Lender intend to maintain a single Loan Account in the name of "LADD Furniture, Inc." hereunder and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of its liability for the Secured Obligations.

                  SECTION 5.19.     Joint and Several Liability.

                  (a) Joint and Several Liability. The Secured Obligations shall constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers shall be jointly and severally, with each other Borrower, directly and unconditionally liable to the Administrative Agent and the Lenders for all Secured Obligations and shall have the obligations of co-maker with respect to the Revolving Credit Loans, the Revolving Credit Notes, the Term Loans, the Term Notes and the Secured Obligations, it being agreed that the advances to each Borrower inure to the benefit of all Borrowers, and that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers as co-makers in extending the Loans hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Revolving Credit Loan, Term Loan or other Secured Obligation payable to the Administrative Agent or any Lender, it will forthwith pay the same, without notice or demand.

                  (b) No Reduction in Obligations. No payment or payments made by any of the Borrowers or any other Person or received or collected by the Administrative Agent or any Lender from any of the Borrowers or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each Borrower under this Agreement, which shall remain liable for the Secured Obligations until the Secured Obligations are paid in full and the Revolving Credit Facility is terminated.

                  SECTION 5.20. Obligations Absolute. Each Borrower agrees that the Secured Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Secured Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any Loan Documents or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including, but not limited to, any increase in the Secured Obligations resulting from the extension of additional credit to any Borrower or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured
Obligations;

                  (d) any change, restructuring or termination of the corporate structure or existence of any Borrower; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

                  SECTION 5.21. Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of the Borrowers provided for in
Section 5.20 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Secured Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Secured Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein or in another Loan Document) with respect to any of the Secured Obligations, the Revolving Credit Notes, the Term Notes, this Agreement or any other Loan Document and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral, including any rights any Borrower may otherwise have under O.C.G.A. ss. 10-7-24 or N.C Gen. Stat. ss. 26-7 et seq. or any successor statute or any analogous statute in any jurisdiction under the laws of which any Borrower is incorporated or in which any Borrower conducts business.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT


                  SECTION 6.1. Conditions Precedent to Revolving Credit Loans and Term Loans. Notwithstanding any other provision of this Agreement, the obligations of the Lenders to make Loans hereunder are subject to the satisfaction of each of the following conditions, prior to or contemporaneously with the making of the first such Loans:

                  (a) Closing Documents. The Administrative Agent shall have received each of the following, all of which shall be satisfactory in form and substance to the Administrative Agent and its special counsel:

                  (1) this Agreement, duly executed and delivered by each Borrower;

                  (2) the Notes, each dated the Effective Date and duly executed and delivered by each Borrower;

                  (3) certified copies of the articles of incorporation and by-laws and shareholder agreements, if any, of each Borrower as in effect on the Effective Date and all corporate action, including shareholder approval, if necessary, taken by each Borrower and/or its shareholders to authorize the execution, delivery and performance of this Agreement and the other Loan Documents and the Borrowings under this Agreement;

                  (4) certificates of incumbency and specimen signatures with respect to each of the officers of each Borrower who is authorized to execute and deliver this Agreement or any other Loan Document on behalf of such Borrower or any document, certificate or instrument to be delivered in connection with this Agreement or the other Loan Documents and to request Borrowings under this Agreement;

                  (5) a certificate evidencing the good standing of each Borrower in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

                  (6) the Financing Statements duly executed and delivered by the Borrowers, and evidence satisfactory to the Administrative Agent that the Financing Statements have been filed in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest;

                  (7) landlord's waiver and consent agreements duly executed on behalf of each landlord of real property on which any Collateral is located;

                  (8) mortgagee's waiver and consent agreements duly executed on behalf of each mortgagee of real property on which any Collateral or Real Estate is located;

                  (9) copies of the Mortgages duly executed and delivered by the relevant Borrower and evidencing the recording of each such instrument in the appropriate jurisdiction for the recording thereof on the Real Estate subject thereto or, at the option of the Administrative Agent, in proper form for recording in such jurisdiction;

                  (10) one or more fully paid mortgagee title insurance policies or, at the option of the Lender, unconditional commitments for the issuance thereof with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to the Administrative Agent, each in an amount equal to not less than the fair market value of the Real Estate subject to the Mortgage insured thereby, insuring that such Mortgage creates a valid first lien on, and security title to, all Real Estate described therein, with no survey exceptions and no other exceptions which the Administrative Agent shall not have approved in writing;

                  (11) such materials and information concerning the Real Estate as the Administrative Agent may require, including, without limitation,
         (i) and accurate surveys satisfactory to the Lender of the owned Real Estate, certified to the Lender and showing the location of the 100-year and 50-year flood plains thereon, (ii) zoning letters as to the zoning status of the owned Real Estate, (iii) copies of existing certificates of occupancy covering any of the Real Estate, and (iv) owner's affidavits as to such matters relating to the owned Real Estate as the Lender may request;

                  (12) a report from a qualified engineering firm or other qualified consultant acceptable to the Administrative Agent with respect to an investigation and assessment of all owned Real Estate, which shall be based on a thorough review of past and present uses, occupants, ownership and tenancy of the property and/or adjacent properties and/or upgradient properties regarding

                           (A) subsurface ground water hazards, soils and/or test boring reports;

                           (B) contact with local, state or federal agencies regarding known or suspected hazardous material contamination of the property or other properties in the area;

                           (C)      review of aerial photographs;

                           (D) visual site inspection noting unregulated fills, storage tanks or areas, ground discoloration or soil odors; and

                           (E) other  investigative  methods deemed necessary by
                  the consultant or the Administrative Agent to enable the consultant to report that there is no apparent or likely contamination of the property or another property in the area;

                  (13) if deemed necessary in the sole judgment of the Administrative Agent to further investigate suspected or likely contamination, supplemental environmental reports prepared by qualified consultants of the analysis of core drilling or ground water samples from the property, showing no contamination by hazardous materials;

                  (14) an appraisal of all Equipment and owned Real Estate, prepared by an appraiser satisfactory to the Administrative Agent, establishing values at levels satisfactory to the Administrative Agent to support the Loans;

                  (15) a Schedule of Inventory, a Schedule of Receivables and a Schedule of Equipment, each prepared as of a recent date;

                  (16) certificates or binders of insurance relating to (i) each of the policies of insurance covering any of the Collateral or Real Estate together with loss payable clauses which comply with the terms of Section 9.8(b) and (ii) each of the policies of insurance required by the Mortgages, together with mortgagee clauses satisfactory to the Administrative Agent;

                  (17) such Agency Account Agreements as shall be required by the Administrative Agent duly executed by the applicable
         Clearing Bank and the relevant Borrower;

                  (18) a Borrowing Base Certificate prepared as of the Effective Date duly executed and delivered by the chief financial officer of LADD demonstrating Revolving Credit Availability, after giving effect to the Initial Loans, of not less than $15,000,000, together which such additional evidence of such Revolving Credit Availability as the Administrative Agent shall require;

                  (19) an Initial Notice of Borrowing from the Borrowers to the Administrative Agent requesting the Initial Loans and specifying the method of disbursement;

                  (20) copies of all the financial statements referred to in Section 7.1(n) and meeting the requirements thereof;

                  (21) a certificate of the President or Executive Vice President of LADD and of the President or a Vice President of each other Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement,
         (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, and (b) no Default or Event of Default exists;

                  (22) evidence satisfactory to the Administrative Agent of the release and termination of (or agreement to release and terminate) all Liens other than Permitted Liens, including, without being limited to, a payoff letter from NationsBank, N.A., as Agent;

                  (23) a certification from the principal officer of the Borrowers as to such factual matter as shall be required by the Administrative Agent;

                  (24) a signed opinion of Petree Stockton, L.L.P., counsel for the Borrowers, and such local counsel as the Administrative Agent shall deem necessary or desirable, opining as to such matters in connection with this Agreement as the Administrative Agent or its counsel or any Lender may reasonably request;

                  (25) the Patent Assignment duly executed and delivered by the Borrower(s);

                  (26) the Trademark Assignment duly executed and delivered by the Borrower(s);

                  (27) a Pledge Agreement, duly executed and delivered by LADD, together with stock transfer powers, duly executed by LADD in blank, and stock certificates representing 100% of the issued and outstanding capital stock of each of its Subsidiaries (other than Lea(NC)); a Pledge Agreement, duly executed and delivered by LADD, together with stock transfer powers, duly executed by LADD in blank, and stock certificates representing 12% of the originally issued and outstanding capital stock of Brown Jordan International, Inc.; and a Pledge Agreement, duly executed and delivered by American, together with stock transfer powers, duly executed by American in blank, and stock certificates representing 100% of the issued and outstanding capital stock of Lea (NC); and

                  (28) copies of each of the other Loan Documents duly executed by the parties thereto with evidence satisfactory to the Administrative Agent and its counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Administrative Agent or any Lender may reasonably request.

                  (b) Fees. The Borrowers shall have paid all of the fees payable on the Effective Date referred to herein.

                  (c) Capitalization. The Borrowers shall have demonstrated to the satisfaction of the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to the consummation of the transactions contemplated by this Agreement, including the extension of the Initial Loans and the payment of all fees and expenses in connection with such transactions, the fair saleable value of the Borrowers' assets on a consolidated basis will exceed the amount required to pay their debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), that the Borrowers are able and anticipate that they will be able to meet their obligations as they mature and, on a consolidated basis, have adequate capital to conduct the business in which they are or propose to be engaged.

                  (d) Security Interests. The Administrative Agent shall have received satisfactory evidence that the Administrative Agent (for the benefit of Lenders) has a valid and perfected first priority Lien as of such date in all of the Collateral and Real Estate, subject only to Permitted Liens.

                  SECTION 6.2. All Loans; Letters of Credit. At the time of making of each Loan, including the Initial Loans and all subsequent Loans, and the issuance of each Letter of Credit:

                  (a) all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct in all material respects at such time both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof,

                  (b) the  corporate  actions of the  Borrowers  referred  to in
Section 6.1(a)(3) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to Section 6.1(a)(4) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent, and

                  (c) each request or deemed request for any borrowing hereunder shall be deemed to be a certification by the Borrowers to the Administrative Agent and the Lenders as to the matters set forth in Section 6.2(a) and (b) and the Administrative Agent may, without waiving either condition, consider the conditions specified in Sections 6.2(a) and (b) fulfilled and a representation by the Borrowers to such effect made, if no written notice to the contrary is received by the Administrative Agent prior to the making of the Loan then to be made.

                  SECTION 6.3. Conditions as Covenants. In the event that the Lenders make the Initial Loans or a Letter of Credit is issued prior to the satisfaction of all conditions precedent set forth in Section 6.1, and such conditions are not waived in writing by the Administrative Agent, the Borrowers shall nevertheless cause such condition or conditions to be satisfied within 30 days after the making of such Initial Loans or the issuance of such Letter of Credit.

                                    ARTICLE 7

                   REPRESENTATIONS AND WARRANTIES OF BORROWER


                  SECTION 7.1. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to the Lenders as follows:

                  (a) Organization; Power; Qualification. Each Borrower and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, having the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except where the failure to so qualify would not have a Materially Adverse Effect. The jurisdictions in which each of the Borrowers and each of its Subsidiaries is qualified to do business as a foreign corporation are listed on
Schedule 7.1(a).

                  (b) Capitalization; Shareholder Agreements. The outstanding capital stock of each Borrower has been duly and validly issued and is fully paid and nonassessable, and the number and owners of such shares of capital stock of such Borrower are set forth on Schedule 7.1(b). The issuance and sale of each Borrower's capital stock have been registered or qualified under applicable federal and state securities laws or are exempt therefrom. Except as set forth on Schedule 7.1(b), there are no shareholders agreements, options, subscription agreements or other agreements or understandings to which any Borrower is a party in effect with respect to the capital stock of such Borrower, including, without limitation, agreements providing for special voting requirements or arrangements for approval of corporate actions or other matters relating to corporate governance or restrictions on share transfer or providing for the issuance of any securities convertible into shares of the capital stock of such Borrower, any warrants or other rights to acquire any shares or securities convertible into such shares, or any agreement that obligates such Borrower, either by its terms or at the election of any other Person, to repurchase such shares under any circumstances.

                  (c) Subsidiaries. Schedule 7.1(c) correctly sets forth the name of each Subsidiary of a Borrower, its jurisdiction of incorporation, the name of its immediate parent or parents, and the percentage of its issued and outstanding securities owned by a Borrower or any other Subsidiary and indicating whether such Subsidiary is a Consolidated Subsidiary. Except as set forth on Schedule 7.1(c),

                  (i) no Subsidiary has issued any securities convertible into shares of such Subsidiary's capital stock or any options, warrants or other rights to acquire any shares or securities convertible into such shares,

             (ii) the outstanding stock and securities of each Subsidiary are owned by LADD or another Borrower directly or indirectly through one or more wholly owned Subsidiaries, free and clear of all Liens, warrants, options and rights of others of any kind whatsoever (other than the Lien created pursuant to the Pledge Agreement), and

            (iii) no Borrower has any Subsidiaries.

The outstanding capital stock of each Subsidiary has been duly and validly issued and is fully paid and nonassessable by the issuer, and the number and owners of the shares of such capital stock are set forth on Schedule 7.1(c).

                  (d) Authorization of Agreement, Notes, Loan Documents and Borrowing. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each of the Loan Documents in accordance with their respective terms. This Agreement and each of the Loan Documents have been duly executed and delivered by the duly authorized officers of each Borrower party thereto and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally.

                  (e) Compliance of Agreement, Notes, Loan Documents and Borrowing with Laws, Etc. Except as set forth on Schedule 7.1(e), the execution, delivery and performance of this Agreement and each of the Loan Documents in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to a Borrower or any of its Subsidiaries,

             (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation, by-laws or any shareholders' agreement of a Borrower or any of its Subsidiaries,

            (iii) conflict with, result in a breach of or constitute a default under any material provisions of any indenture, agreement or other instrument to which a Borrower or any of its Subsidiaries is a party or by which a Borrower, any of its Subsidiaries or any of a Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to a Borrower or any of its Subsidiaries if such conflict, breach or default, alone or together with other such conflicts, breaches or defaults, could reasonably be expected to have a Materially Adverse Effect, or

             (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by a Borrower other than the Security Interest.

                  (f) Business. Each Borrower is engaged principally in the business(es) indicated on Schedule 7.1(f).

                  (g)      Compliance with Law; Governmental Approvals.

                  (i) Except as set forth in Schedule 7.1(g) or as disclosed on a report delivered pursuant to Section 6.1(a)(12) or (13), each Borrower and each of its Subsidiaries

                           (A) has all Governmental Approvals, including permits
                  relating to federal, state and local Environmental Laws, ordinances and regulations, required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of any Borrower, threatened attack by direct or collateral proceeding, and

                           (B) is in compliance with each Governmental  Approval
                  applicable to it and in compliance with all other Applicable Laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to any Borrower, any of its Subsidiaries or their respective properties, except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which reserves in respect of the Borrower's or such Subsidiary's reasonably anticipated liability, to the extent required in accordance with GAAP, have been established on the consolidated books of LADD.

             (ii) Without limiting the generality of the above, except as disclosed on a report delivered pursuant to Section 6.1(a)(12) or (13) or as otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Agreement Date or with respect to matters which could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect:

                           (A) the  operations  of each Borrower and each of its
                  Subsidiaries comply in all material respects with all applicable environmental, health and safety requirements of Applicable Law;

                           (B) each  Borrower and each of its  Subsidiaries  has
                  obtained all environmental, health and safety permits necessary for its operation, and all such permits are in good standing and each Borrower and each of its Subsidiaries is in compliance in all material respects with all terms and conditions of such permits;

                           (C) neither any Borrower nor any of its  Subsidiaries
                  nor any of their respective present or past property or operations are subject to any order from or agreement with any public authority or private party respecting (x) any environmental, health or safety requirements of Applicable Law, (y) any Remedial Action, or (z) any liabilities and costs arising from the Release or threatened Release of a Contaminant into the environment;

                           (D) none of the  operations of any Borrower or of any
                  of  its   Subsidiaries   is   subject  to  any   judicial   or
                  administrative proceeding alleging a violation of any environmental, health or safety requirement of Applicable Law;

                           (E) none of the  present  or past  operations  of any
                  Borrower or any of its Subsidiaries is the subject of any investigation by any public authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment;

                           (F) neither any Borrower nor any of its  Subsidiaries
                  has filed any notice under any requirement of Applicable Law indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent;

                           (G) neither any Borrower nor any of its  Subsidiaries
                  has filed any notice under any requirement of Applicable Law reporting a Release of a Contaminant into the environment;

                           (H) except in  compliance  in all  material  respects
                  with applicable Environmental Laws, during the course of each Borrower's or any of its Subsidiaries' ownership of or operations on the Real Estate, there has been no (1) generation, treatment, recycling, storage or disposal of hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent, (2) use of underground storage tanks or surface impoundments, (3) use of asbestos-containing materials, or (4) use of polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment;

                           (I) neither any Borrower nor any of its  Subsidiaries
                  has entered into any negotiations or agreements with any Person (including, without limitation, any prior owner of any of the Real Estate or other property of such Borrower or any of its Subsidiaries) relating to any Remedial Action or environment-related claim;

                           (J) neither any Borrower nor any of its  Subsidiaries
                  has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment;

                           (K) neither any Borrower nor any of its  Subsidiaries
                  has any material contingent liability in connection with any Release or threatened Release of any Contaminant into the environment;

                           (L) no Environmental Lien has attached to any of the Real Estate or other property of any Borrower or of any of its Subsidiaries;

                           (M) the presence and condition of all asbestos-containing material which is on or part of the Real Estate
                  (excluding any raw materials used in the manufacture of products or products themselves) do not violate in any material respect any currently applicable requirement of Applicable Law; and

                           (N) neither any Borrower nor any of its  Subsidiaries
                  manufactures, distributes or sells, and has never manufactured, distributed or sold, products which contain asbestos-containing material.

            (iii) Each Borrower has notified the Lenders and the Administrative Agent of the receipt by such Borrower or by any of its Subsidiaries of any notice of a material violation of any Environmental Laws and occupational health and safety laws applicable to such Borrower, any of its Subsidiaries or any of their respective properties.

                  (h) Title to Properties. Except as set forth in Schedule 7.1(h), each Borrower and each of its Subsidiaries has valid and legal title to or leasehold interest in all personal property, Real Estate owned and other assets used in its business, including, but not limited to, those reflected on the most recent consolidated balance sheet of LADD delivered pursuant to Section 7.1(n).

                  (i) Liens. Except as set forth in Schedule 7.1(i), none of the properties and assets of any Borrower or any Subsidiary is subject to any Lien, except Permitted Liens. Other than the Financing Statements, no financing statement under the Uniform Commercial Code of any State or other instrument evidencing a Lien which names a Borrower or any Subsidiary as debtor has been filed (and has not been terminated) in any State or other jurisdiction, and neither any Borrower nor any Subsidiary has signed any such financing statement or other instrument or any security agreement authorizing any secured party thereunder to file any such financing statement or instrument, except to perfect those Liens listed on Schedule 7.1(i).

                  (j) Indebtedness and Guaranties. Schedule 7.1(j) is a complete and correct listing of all (i) Debt and (ii) Guaranties of Debt and of any obligation owing by a Person other than a Borrower, of each Borrower and each Subsidiary. Each Borrower and Subsidiary has performed and is in compliance with all of the terms of such Debt and Guaranties and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Debt or Guaranty.

                  (k) Litigation. Except as set forth on Schedule 7.1(k), there are no actions, suits or proceedings pending (nor, to the knowledge of any Borrower, are there any actions, suits or proceedings threatened, or any reasonable basis therefor) against or in any other way relating to or affecting any Borrower or Subsidiary or any of their respective properties in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Borrowers or Subsidiaries which, if adversely determined, could not reasonably be expected, singly or in the aggregate, to have a Materially Adverse Effect, and there are no strikes or walkouts in progress, pending or contemplated relating to any labor contracts to which any Borrower or any Subsidiary is a party, relating to any labor contracts being negotiated, or otherwise.

                  (l) Tax Returns and Payments. Except as set forth on Schedule 7.1(l), all United States federal, state and local as well as foreign national, provincial and local and other tax returns of the Borrowers and each of the Subsidiaries required by Applicable Law to be filed have been duly filed (except as extended), and all United States federal, state and local and foreign national, provincial and local and other taxes, assessments and other governmental charges or levies upon the Borrowers or any of the Subsidiaries and the Borrowers' and the Subsidiaries' property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under Section 10.6. The charges, accruals and reserves on the consolidated books of LADD in respect of United States federal, state and local and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of each respective Borrower are in the judgment of the Borrowers adequate, and no Borrower knows of any reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, might have a Materially Adverse Effect.

                  (m) Inconsistent Provisions. Neither any Borrower nor any Subsidiary is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or Applicable Law compliance with the terms of which might have a Materially Adverse Effect.

                  (n)      Financial Statements.

                  (i) The Borrowers have furnished to the Administrative Agent and the Lenders copies of the annual audited consolidated balance sheet of LADD and the Consolidated Subsidiaries as of December 30, 1995 and the related audited consolidated statements of operations, cash flows and shareholder's equity for the Fiscal Year ended on such date, reported on by KPMG Peat Marwick LLP and copies of the consolidated balance sheet of LADD and the Consolidated Subsidiaries as of March 30, 1996 and of the related statements of operations and cash flows for the 13-week period then ended. Such financial statements present fairly, in all material respects, as of their respective dates and in accordance with GAAP (subject to year-end adjustments and but for the omission of notes in the unaudited statements) the consolidated financial condition of LADD and the Consolidated Subsidiaries as of such dates and the consolidated results of operations of LADD and the Consolidated Subsidiaries for the periods ended on such dates.

            (ii) The Borrowers have furnished to the Administrative Agent and the Lenders copies of the Projections. The Projections have been prepared by the Borrowers in light of the past operations of the businesses of the Borrowers and represent as of the respective dates thereof the good faith opinion of the Borrowers and its senior management concerning the most probable course of business of the Borrowers.

            (iii) Except as disclosed or reflected in the annual financial statements described in clause (i) above, the Borrowers do not have any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of the Borrowers.

                  (o) Adverse Change. Since the date of the last financial statements of the Borrowers delivered to the Administrative Agent pursuant to
Section 7.1(n)(i),

                  (i) no material adverse change has occurred in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrowers, and

             (ii) no event has occurred or failed to occur which has had, or may have, singly or in the aggregate, a Materially Adverse Effect.

                  (p)      ERISA.

                  (i) Neither any Borrower nor any Related Company maintains or contributes to any Benefit Plan other than those listed on Schedule 7.1(p).

             (ii) No Benefit Plan has been terminated or partially terminated, and no Multiemployer Benefit Plan is insolvent or in reorganization, nor have any proceedings been instituted to terminate any Benefit Plan or to reorganize any Multiemployer Plan.

             (iii) Neither any Borrower nor any Related Company has incurred any withdrawal liability, including contingent withdrawal liability, to any Multiemployer Benefit Plan pursuant to Title IV of ERISA.

              (iv) Neither any Borrower nor any Related Company has incurred any liability to the PBGC other than for required insurance premiums which have been paid when due.

             (v) No Reportable Event has occurred with respect to a Plan.

            (vi) No Benefit Plan has an "accumulated funding deficiency" (whether or not waived) as defined in Section 302(a)(2) of ERISA or in
         Section 412 of the Internal Revenue Code.

           (vii) Each Benefit Plan is in substantial compliance with ERISA, and neither any Borrower nor any Related Company has received any communication from a governmental agency asserting that a Benefit Plan is not in compliance with ERISA.

             (viii) Each Benefit Plan which is intended to be a qualified Benefit Plan has been determined by the IRS to be qualified under
         Section 401(a) of the Internal Revenue Code as currently in effect or will be (or has been) submitted to the IRS for such determination prior to the end of the remedial amendment period under Section 401(b) of the Internal Revenue Code and the regulations promulgated thereunder and neither any Borrower nor any Related Company knows or has reason to know why each such Benefit Plan should not continue to be so qualified, and each trust related to such Benefit Plan that has been submitted to the IRS for determination of exempt status has been determined to be exempt from federal income tax under
         Section 501(a) of the Internal Revenue Code or will be submitted to the IRS for a determination of exempt status.

                  (ix) Except as provided on Schedule 7.1(p), neither any Borrower nor any Related Company maintains or contributes to any employer welfare benefit plan within the meaning of Section 3(l) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA.

             (x) Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the Administrative Agent is complete and accurate. Since the date of each such Schedule B, there has been no adverse change in funding status or financial condition of the Benefit Plan relating to such Schedule B.

            (xi) Neither any Borrower nor any Related Company has failed to make a required installment under Subsection (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

           (xii) Neither any Borrower nor any Related Company is required to provide security to a Benefit Plan under Section 401(a)(29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year.

            (xiii) Neither any Borrower, nor any Related Company, nor any other "party-in-interest" or "disqualified person" has engaged in a nonexempt "prohibited transaction," as such terms are defined in Section 4975 of the Internal Revenue Code and Section 406 of ERISA, in connection with any Benefit Plan or has taken or failed to take any action which would constitute or result in a Termination Event.

             (xiv) Neither any Borrower nor any Related Company has failed to comply with the health care continuation coverage requirements of
         Section 4980B of the Internal Revenue Code in respect of employees and former employees of such Borrower or such Related Company and their dependents and beneficiaries which alone or in the aggregate would subject such Borrower or such Related Company to any material liability.

            (xv) Neither any Borrower nor any Related Company has (A) failed to make a required contribution or payment to a Multiemployer Benefit Plan or (B) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Benefit Plan nor has a condition occurred which if continued, would result in such a withdrawal. Except as provided on Schedule 7.1(p), to the best knowledge of each

         Borrower after due inquiry, neither any Borrower nor any Related Company shall have any obligation to (1) make contributions to any Multiemployer Benefit Plan on or after the Effective Date, or (2) pay withdrawal liability to any Multiemployer Benefit Plan in an amount in excess of a "de minimis amount" as such term is defined in Section 4209 of ERISA.

                  (q) Absence of Defaults. Neither any Borrower nor any of its Subsidiaries is in default under its articles or certificate of incorporation or by-laws and no event has occurred, which has not been remedied, cured or waived,

                  (i) which constitutes a Default or an Event of Default, or

             (ii) which constitutes, or which with the passage of time or giving of notice, or both, would constitute, a default or event of default by such Borrower or any of its Subsidiaries under any material agreement (other than this Agreement) or judgment, decree or order to which such Borrower or any of its Subsidiaries is a party or by which such Borrower, any of its Subsidiaries or any of their respective properties may be bound or which would require such Borrower or any of its Subsidiaries to make any payment under any thereof prior to the scheduled maturity date therefor, except, in the case only of any such agreement, for alleged defaults which are being contested in good faith by appropriate proceedings and with respect to which reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability have been established on the books of such Borrower or such Subsidiary.

                  (r)      Accuracy and Completeness of Information.

                  (i) All written information, reports and other papers and data produced by or on behalf of the Borrowers and furnished to the Administrative Agent or any Lender were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No fact is known to the Borrowers which has had, or may in the future have (so far as the Borrowers can reasonably foresee), a Materially Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in Section 7.1(n), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Agreement Date. No document furnished or written statement made to the Administrative Agent or any Lender by the Borrowers in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the

         Borrowers or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

                  (ii) The Borrowers have no reason to believe that any document furnished or written statement made to the Administrative Agent or any Lender by any Person other than a Borrower (and of which an Executive Officer has received a copy) in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contained any incorrect statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  (s) Solvency. In each case after giving effect to the Indebtedness represented by the Loans outstanding and to be incurred, the transactions contemplated by this Agreement, the Borrowers and the Subsidiaries are solvent, having, on a consolidated basis, assets of a fair salable value which exceeds the amount required to pay their debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), and the Borrowers and the Subsidiaries are able to and anticipate that they will be able to meet their consolidated debts as they mature and have adequate capital, on a consolidated basis, to conduct the businesses in which they is or propose to be engaged.

                  (t)      Receivables.

                  (i)      Status.

                           (A) Each  Receivable  reflected  in the  computations
                  included in any Borrowing Base Certificate meets the criteria enumerated in clauses (a) through (p) of the definition of Eligible Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Administrative Agent.

                           (B) No Borrower has knowledge of any fact or circumstance not disclosed to the Administrative Agent in a Borrowing Base Certificate or otherwise in writing which would impair the validity or collectibility of any Receivable of $250,000 or more or of Receivables which (regardless of the individual amount thereof) aggregate $1,000,000 or more.

             (ii) Chief Executive Office. The chief executive office of each Borrower and the books and records relating to the Receivables of such Borrower are located at the address or addresses set forth on Schedule 7.1(t); no Borrower has not maintained its chief executive office or books and records relating to any Receivables at any other address at any time during the year immediately preceding the Agreement Date except as disclosed on
         Schedule 7.1(t).

                  (u)      Inventory.

                  (i) Schedule of Inventory. All Inventory included in any Schedule of Inventory or Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 9.12 meets the criteria enumerated in clauses (a) through (g) of the definition of Eligible Inventory, except as disclosed in such Schedule of Inventory or Borrowing Base Certificate or in a subsequent Schedule of Inventory or Borrowing Base Certificate, or as otherwise specifically disclosed in writing to the Administrative Agent.

             (ii) Condition. All Inventory is in good condition, meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale, and is currently either usable or salable in the normal course of a Borrower's business, except to the extent reserved against in the financial statements referred to in Section 7.1(n) or delivered pursuant to Article 11 or as disclosed on a Schedule of Inventory delivered to the Administrative Agent pursuant to Section 9.12(b).

            (iii) Location. All Inventory is located on the premises set forth on Schedule 7.1(u) or is Inventory in transit to one of such locations, except as otherwise disclosed in writing to the Administrative Agent and the Borrower has not, in the last year, located such Inventory at premises other than those set forth on Schedule 7.1(u).

                  (v) Equipment. All Equipment is in good order and repair in all material respects and is located on the premises set forth on Schedule 7.1(v) and has been so located at all times during the last year.

                  (w) Real Property. No Borrower owns any Real Estate nor leases any Real Estate other than that described on Schedule 7.1(w) and other than Real Estate acquired or leased after the Effective Date for which the relevant Borrower has complied with the requirements of Section 9.14.

                  (x) Corporate and Fictitious Names. Except as otherwise disclosed on Schedule 7.1(x), during the 12-month period preceding the Agreement Date, neither any Borrower nor any predecessor thereof has been known as or used any corporate or fictitious name other than the corporate name of such Borrower on the Effective Date.

                  (y) Federal Reserve Regulations. Neither any Borrower nor any of its Subsidiaries is engaged and none will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" (as each of the quoted terms is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System) any Margin Stock. No part of the proceeds of any of the Loans will be used for so purchasing or carrying Margin Stock or, in any event, for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of such Board of Governors. If requested by the Administrative Agent or any Lender, the Borrowers will furnish to the Administrative Agent and the Lenders a statement or statements in conformity with the requirements of said Regulation G, T, U or X to the foregoing effect.

                  (z) Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

                  (aa) Employee Relations. Each Borrower and each of its Subsidiaries has an adequate work force in place and is not, except as set forth on Schedule 7.1(aa), party to any collective bargaining agreement nor has any labor union been recognized as the representative of the Borrower's or any of its Subsidiaries' employees, and no Borrower knows of any pending, threatened or contemplated strikes, work stoppage or other labor disputes involving a Borrower's or any of its Subsidiaries' employees.

             (bb) Proprietary Rights. Schedule 7.1(bb) sets forth a correct and complete list of all of the Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 7.1(bb) or as entered into in the sale or distribution of a Borrower's Inventory in the ordinary course of business or as contemplated by the provisions of Section 12.7. To the best of the Borrowers' knowledge, except as set forth on Schedule 7.1(bb), none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on Schedule 7.1(bb) constitute all of the property of such type necessary to the current and anticipated future conduct of the Borrowers' business.

             (cc) Trade Names. All trade names or styles under which any Borrower sells Inventory or Equipment or creates Receivables, or to which instruments in payment of Receivables are made payable, are listed on Schedule 7.1(cc).

                  (dd) Bank Accounts, Lockboxes, Etc. Schedule 7.1(dd) is a complete and correct list of all checking accounts, deposit accounts, lockboxes and other bank accounts maintained by any Borrower.

                  SECTION 7.2. Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article 7 and all statements contained in any certificate, financial statement, or other instrument, delivered by or on behalf of the Borrowers (or any of them) pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lender or any borrowing hereunder.

                                    ARTICLE 8

                                SECURITY INTEREST


                  SECTION 8.1.      Security Interest.

                  (a) To secure the payment, observance and performance of the Secured Obligations, each Borrower hereby mortgages, pledges and assigns all of the Collateral and owned Real Estate (other than Excluded Real Estate) to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, and grants to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, a continuing security interest in, and a continuing Lien upon, all of the Collateral and owned such Real Estate.

                  (b) As additional security for all of the Secured Obligations, each Borrower grants to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, a security interest in, and assigns to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, all of such Borrower's right, title and interest in and to, any deposits or other sums at any time credited by or due from each Lender and each Affiliate of a Lender to such Borrower, or credited by or due from any participant of any Lender to such Borrower, with the same rights therein as if the deposits or other sums were credited by or due from such Lender. Each Borrower hereby authorizes each Lender and each Affiliate of such Lender and each participant to pay or deliver to the Administrative Agent, for the account of the Lenders, without any necessity on the Administrative Agent's or any Lender's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time during the continuation of any Event of Default or in the event that the Administrative Agent, on behalf of the Lenders, should make demand for payment hereunder and without further notice to such Borrower (such notice being expressly waived), any of the aforesaid deposits (general or special, time or demand, provisional or final) or other sums for application to any Secured Obligation, irrespective of whether any demand has been made or whether such Secured Obligation is mature, and the rights given the Administrative Agent, the Lenders, their Affiliates and participants hereunder are cumulative with such Person's other rights and remedies, including other rights of set-off. The Administrative Agent will promptly notify the Borrowers of its receipt of any such funds for application to the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. The Administrative Agent may give notice of the above grant of a security interest in and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any

Lender, any such Affiliate of any Lender or participant for effectuation thereof, and each Borrower hereby irrevocably appoints the Administrative Agent as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to the Administrative Agent or any Lender by such Lender, Affiliate or participant.

                  SECTION 8.2.      Continued Priority of Security Interest.

                  (a) The Security Interest granted by each Borrower shall at all times be valid, perfected and enforceable against such Borrower and all third parties in accordance with the terms of this Agreement, as security for the Secured Obligations, and neither the Collateral nor the Real Estate shall at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

                  (b) Each Borrower shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Administrative Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral and Real Estate in conformity with the requirements of Section 8.2(a), or to enable the Administrative Agent and the Lenders to exercise or enforce their rights hereunder, including, but not limited to:

                  (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral and Real Estate, except to the extent that such taxes, assessments and other claims constitute Permitted Liens,

                  (ii) using all reasonable efforts to obtain, after the Agreement Date, landlords', mortgagees', bailees', warehousemen's or processors' releases, subordinations or waivers, and mechanics' releases, subordinations or waivers,

                  (iii) delivering to the Administrative Agent, for the benefit of the Lenders, endorsed or accompanied by such instruments of assignment as the Administrative Agent may specify, and stamping or marking, in such manner as the Administrative Agent may specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and

                  (iv) executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Administrative Agent relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

                  (c) The Administrative Agent is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of any Borrower for any purpose described in Section 8.2(b). The Administrative Agent will give the Borrowers notice of the filing of any such statements or amendments, which notice shall specify the locations where such statements or amendments were filed. A carbon, photographic, xerographic or other reproduction of this Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement.

                  (d) Each Borrower shall mark its books and records as directed by the Administrative Agent and as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

                                    ARTICLE 9

                              COLLATERAL COVENANTS


                  Each Borrower covenants and agrees that until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided in Section 16.11:

                  SECTION 9.1.      Collection of Receivables.

                  (a) At the request of the Administrative Agent, the Borrowers will cause all monies, checks, notes, drafts and other payments relating to or constituting proceeds of trade accounts receivable to be forwarded to a Lockbox for deposit in an Agency Account in accordance with the procedures set out in the corresponding Agency Account Agreement. The Borrowers will promptly cause all monies, checks, notes, drafts and other payments relating to or constituting proceeds of other Receivables, of any other Collateral or Real Estate and of any trade accounts receivable that are not forwarded to a Lockbox, to be transferred to or deposited in an Agency Account or in a collection account maintained with the Administrative Agent. In particular, each Borrower will:

                  (i) advise each Account Debtor on trade accounts receivable to address all remittances with respect to amounts payable on account thereof to a specified Lockbox (if applicable),

             (ii) advise each other Account Debtor that makes payment to such Borrower by wire transfer, automated clearinghouse ("ACH") transfer or similar means to make payment directly to an Agency Account or such collection account, and

            (iii) stamp all invoices relating to trade accounts receivable with a legend satisfactory to the Administrative Agent indicating that payment is to be made to such Borrower via a specified Lockbox (if applicable).

                  (b) The Borrowers and the Administrative Agent shall (A) cause all collected balances in each Agency Account to be transmitted daily by wire transfer, ACH transfer, depository transfer check or other means in accordance with the procedures set forth in the corresponding Agency Account Agreement, to the Administrative Agent at the Agent's Office and (B) cause all balances in any collection account maintained with the Administrative Agent:

                  (i) to be applied on the Business Day they are received on account of the Secured Obligations as provided in Sections
         2.3(c), 13.2, and 13.3, and

                  (ii) with respect to the balance, so long as no Default or Event of Default has occurred and is continuing, for transfer by wire transfer, ACH transfer or depository transfer check to a Controlled Disbursement Account or as the Borrowers and the Administrative Agent may otherwise agree;

provided that the application of any items evidencing uncollected balances at any time to the Secured Obligations shall be conditioned upon final payment in cash or solvent credits of the items giving rise to them and the Borrowers shall pay monthly in arrears to the Administrative Agent for the account of NationsBank or for the ratable account of the Lenders in accordance with the settlement mode in effect a fee at the rate then applicable to Prime Rate Revolving Credit Loans payable monthly in arrears on the first day of each calendar month after the Effective Date and on the Termination Date on the average daily balance during such month of uncollected balances (but not funds received by Fedwire, ACH or other transfer of immediately available funds) applied to reduce the Secured Obligations, with the same economic effect to the Borrowers as if uncollected balances were credited against the Secured Obligations only on the Business Day following the day of receipt by the Administrative Agent.

                  (c) Any monies, checks, notes, drafts or other payments referred to in subsection (a) of this Section 9.1 which, notwithstanding the terms of such subsection, are received by or on behalf of a Borrower will be held in trust for the Administrative Agent and will be delivered to the Administrative Agent or a Clearing Bank, as promptly as possible, in the exact form received, together with any necessary endorsements for application by the Administrative Agent directly to the Secured Obligations or, if applicable, for deposit in the Agency Account maintained with a Clearing Bank and processing in accordance with the terms of the corresponding Agency Account Agreement.

                  SECTION 9.2. Verification and Notification. The Administrative Agent shall have the right at any time and from time to time,

                  (a) in the name of the Administrative Agent, the Lenders or in the name of the Borrowers (or any of them), to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise,

                  (b) to review, audit and make extracts from all records and files related to any of the Receivables, and

                  (c) at any time after a Default or Event of Default has occurred and is continuing, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Agent, for the benefit of the Lenders, and to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to the Administrative Agent, for the account of the Lenders, and, upon such notification and at the expense of the Borrowers, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrowers (or any of them) might have done.

                  SECTION 9.3.      Disputes, Returns and Adjustments.

                  (a) In the event any amounts due and owing under any Receivable for an amount in excess of $250,000 are in dispute between the Account Debtor and a Borrower, the Borrowers shall provide the Administrative Agent with prompt written notice thereof.

                  (b) The Borrowers shall notify the Administrative Agent promptly of all returns and credits in excess of $250,000 in respect of any Receivable, which notice shall specify the Receivable affected.

                  (c) The Borrowers may, in the ordinary course of business unless a Default or an Event of Default has occurred and is continuing, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partly any Person liable for the payment thereof, or allow any credit or discount whatsoever therein; provided that (i) no such action results in the reduction of more than $250,000 in the amount payable with respect to any Receivable or of more than $1,000,000 with respect to all Receivables in any Fiscal Year (in each case, excluding the allowance of credits or discounts generally available to Account Debtors in the ordinary course of the Borrowers' business), and (ii) the Administrative Agent is promptly notified of the amount of such adjustments and the Receivable(s) affected thereby.

                  SECTION 9.4.      Invoices.

                  (a) No Borrower will use any invoices other than invoices in the form delivered to the Administrative Agent prior to the Agreement Date without giving the Administrative Agent 30 days' prior notice of the intended use of a different form of invoice together with a copy of such different form.

                  (b) Upon the request of the Administrative Agent, each Borrower shall deliver to the Administrative Agent, at the Borrower's expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, customer address lists, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Administrative Agent shall specify.

                  SECTION 9.5. Delivery of Instruments. In the event any Receivable is at any time evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the relevant Borrower will immediately upon request therefor by the Administrative Agent, deliver such instrument to the Administrative Agent, appropriately endorsed to the Administrative Agent, for the benefit of the Lenders.

                  SECTION 9.6. Sales of Inventory. All sales of Inventory will be made in compliance with all requirements of Applicable Law.

                  SECTION 9.7.      Ownership and Defense of Title.

                  (a) Except for Permitted Liens, the Borrowers (or any of them) shall at all times be the sole owner or lessee of each and every item of Collateral and Real Estate and shall not create any lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or otherwise dispose of, any of the Collateral or such Real Estate or any interest therein, except for sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers, and except for dispositions that are otherwise expressly permitted under this Agreement. The inclusion of "proceeds" of the Collateral or Real Estate under the Security Interest shall not be deemed a consent by the Administrative Agent or the Lenders to any other sale or other disposition of any part or all of the Collateral or Real Estate. To the extent that any such sale or other disposition is made in accordance with the terms of this Agreement or the other Loan Documents, the Administrative Agent shall, at the request and expense of the Borrowers, promptly execute and delivery such releases of Lien affecting the property so sold or disposed of as the Borrowers may reasonably request.

                  (b) Each Borrower shall defend its title or leasehold interest in and to, and the Security Interest in, the Collateral and the Real Estate against the claims and demands of all Persons.

                  SECTION 9.8.      Insurance.

                  (a) The Borrowers shall at all times maintain insurance on the Inventory and Equipment against loss or damage by fire, theft (excluding theft by employees), burglary, pilferage, loss in transit and such other hazards as the Administrative Agent shall reasonably specify, in amounts not to exceed those obtainable at commercially reasonable rates and under policies issued by insurers acceptable to the Administrative Agent in the exercise of its reasonable judgment. All premiums on such insurance shall be paid by the Borrowers and copies of the policies delivered promptly upon its request to the Administrative Agent. The Borrowers will not use or permit the Inventory or Equipment to be used in violation of

Applicable Law or in any manner which might render inapplicable any insurance coverage.

                  (b) All insurance policies required under Section 9.8(a) shall name the Administrative Agent, for the benefit of the Lenders, as an additional insured and shall contain loss payable clauses in the form submitted to the Borrowers by the Administrative Agent, or otherwise in form and substance satisfactory to the Required Lenders, naming the Administrative Agent, for the benefit of the Lenders, as loss payee, as its interests may appear, and providing that

                  (i) all proceeds thereunder shall be payable to the Administrative Agent, for the benefit of the Lenders,

                  (ii) no such insurance shall be affected by any act or neglect of the insurer or owner of the property described in such policy, and

                  (iii) such policy and loss payable clauses may be canceled, amended or terminated only upon at least ten (10) days' prior written notice given to the Administrative Agent.

                  (c) Any proceeds of insurance referred to in this Section 9.8 which are paid to the Administrative Agent, for the account of the Lenders, shall be, at the option of the Required Lenders in their sole discretion, either
(i) applied to replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Secured Obligations, provided that (x) insurance proceeds attributable to damage to or loss of Inventory shall at the request of the Borrowers be applied to repay outstanding Revolving Credit Loans and (y) in the event that the proceeds from any single casualty do not exceed $1,500,000 (or $2,500,000 including proceeds payable in respect of any loss of or damage to Real Estate arising out of the same casualty), then, upon the Borrowers' written request to the Administrative Agent, provided that no Default or Event of Default shall have occurred and be continuing, such proceeds shall be disbursed by the Administrative Agent to the affected Borrower pursuant to such procedures as the Administrative Agent shall reasonably establish for application to the replacement of the damaged or destroyed property.

                  SECTION 9.9.      Location of Offices and Collateral.

                  (a) No Borrower will change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, its identity or corporate structure without giving the Administrative Agent 60 days' prior written notice thereof.

                  (b) All Inventory, other than Inventory in transit to any such location, will at all times be kept by each Borrower at the locations identified to such Borrower set forth in Schedule

7.1(v), and shall not, without the prior written consent of the Administrative Agent, be removed therefrom except pursuant to sales of Inventory permitted under Section 9.7(a).

                  (c) If any Inventory is in the possession or control of any of a Borrower's agents or processors, such Borrower shall notify such agents or processors of the Security Interest (and shall promptly provide copies of any such notice to the Administrative Agent and the Lenders) and, upon the occurrence of an Event of Default, shall instruct them (and cause them to acknowledge such instruction) to hold all such Inventory for the account of the account of the Lenders, subject to the instructions of the Administrative Agent.

                  SECTION 9.10.     Records Relating to Collateral.

                  (a)      Each Borrower will at all times

                  (i) keep complete and accurate records of Inventory on a basis consistent with past practices of such Borrower so as to permit comparison of Inventory records relating to different time periods, itemizing and describing the kind, type and quantity of Inventory and such Borrower's cost thereof and a current price list for such Inventory, and

                  (ii) keep complete and accurate records of all other Collateral and Real Estate.

                  (b) Each Borrower will prepare a physical listing of all Inventory of each Borrower, wherever located, on a rotating, annual schedule.

                  SECTION 9.11. Inspection. The Administrative Agent and each Lender (by any of their officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of the Borrowers, at any time or times to

                  (a) visit the properties of the Borrowers and the Subsidiaries, inspect the Collateral, the Real Estate and the other assets of the Borrowers and the Subsidiaries and inspect and make extracts from the books and records of the Borrowers and the Subsidiaries, including but not limited to management letters prepared by independent accountants, all during customary business hours at such premises;

                  (b) subject to the provisions of Section 16.25, to discuss the Borrowers' and the Subsidiaries' business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Administrative Agent or the Lenders hereunder or under any of the Loan Documents, with the Borrowers' and the Subsidiaries' (i) principal officers, (ii) independent accountants, and (iii) any other Person;

                  (c) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral (other than Receivables) and Real Estate and in this connection to review, audit and make extracts from all records and files related to any of the Collateral or Real Estate.

The Borrowers will deliver to the Administrative Agent, for the benefit of the Lenders, any instrument necessary for it to obtain records from any service bureau maintaining records on behalf of the Borrowers (or any of them).

                  SECTION 9.12.     Information and Reports.

                  (a) Schedule of Receivables. The Borrowers shall deliver to the Administrative Agent on or before the Effective Date and not later than the 20th day of each Fiscal Month thereafter a Schedule of Receivables which

                  (i) shall be as of the last day of the immediately preceding Fiscal Month,

                  (ii) shall be reconciled to the Borrowing Base Certificate as of such last day, and

                  (iii) shall set forth a detailed aged trial balance of all its then existing Receivables, specifying the names and balance due for each Account Debtor obligated on a Receivable so listed.

                  (b) Schedule of Inventory. The Borrowers shall deliver to the Administrative Agent and to each Lender on or before the Effective Date and not later than the 20th day of each Fiscal Month thereafter a Schedule of Inventory as of the last day of the immediately preceding Fiscal Month, itemizing and describing in summary form satisfactory to the Administrative Agent, the kind, type and quantity (by Dollar amount) of Inventory, each Borrower's cost thereof and the location thereof.


                  (c) Schedule of Equipment. The Borrowers shall deliver to the Administrative Agent on or before the Effective Date and thereafter at the request of the Administrative Agent, a Schedule of Equipment as of a date not earlier than 30 days prior to the date of delivery, itemizing and describing in reasonable detail, each Borrower's Equipment, the cost of each item thereof having an original cost in excess of $10,000 and the book value and location thereof.

                  (d) Borrowing Base Certificate. The Borrowers shall deliver to the Administrative Agent and to each Lender on or before the Effective Date and not later than the 20th day of each Fiscal Month thereafter, a Borrowing Base Certificate prepared as of the close of business on the last day of the immediately preceding

Fiscal  Month,  together  with  copies of such  schedules  or  summaries  as the
Borrowers  may  provide  in  support  or   explanation  of  the  Borrowing  Base
Certificate.

                  (e) Notice of Diminution of Value. The Borrowers shall give prompt notice to the Administrative Agent of any matter or event which has resulted in, or may result in, the diminution in excess of $2,000,000 in the value of any of the Collateral, except for any such diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in financial statements previously delivered to the Administrative Agent and the Lenders pursuant to Article 11.

                  (f) Additional Information. The Administrative Agent may in its discretion from time to time request that the Borrowers deliver the schedules, certificates described in Sections 9.12(a), (b) and (d) more or less often and on different schedules than specified in such Sections and the Borrowers will comply with such requests. The Borrowers will also furnish to the Administrative Agent and each Lender such other information with respect to the Collateral (including, without being limited to, information as to any Floor Plan Receivables and address lists of Account Debtors) as the Administrative Agent or any Lender may from time to time reasonably request.

                  SECTION 9.13. Power of Attorney. Each Borrower hereby appoints the Administrative Agent as its attorney, with power

                  (a) to endorse the name of such Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Administrative Agent's or any Lender's possession, and

                  (b) to sign the name of such Borrower on any invoice or bill of lading relating to any Receivable, Inventory or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Administrative Agent or any Lender by the Borrowers (or any of them), on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest, verifications of account and notices to or from customers.

                  SECTION 9.14.     Additional Real Estate and Leases.

                  (a) Each Borrower shall notify the Administrative Agent promptly upon its acquisition of any interest in real property after the Agreement Date. Upon request by the Administrative Agent, each such Borrower shall deliver to the Administrative Agent, at the Administrative Agent's request, for the benefit of itself as Administrative Agent and the Lenders, an executed Mortgage in form and substance satisfactory to the Administrative

Agent, conveying to the Administrative Agent, for the benefit of itself and the Lenders, a first priority Lien on such Real Estate, including, if requested by the Administrative Agent, on any long-term leasehold interest therein, subject only to such prior Liens as the Administrative Agent shall consent to in writing or, in the case of leased Real Estate, at the Administrative Agent's election, a landlord's waiver and consent in form and substance satisfactory to the Administrative Agent. If requested by the Administrative Agent, such Borrower shall also deliver to the Administrative Agent at the Borrowers' expense a mortgagee title insurance policy in favor of the Administrative Agent and the Lenders insuring such Mortgage to create and convey such Lien, subject only to such exceptions as are consented to by the Administrative Agent and shall deliver to the Administrative Agent, at the Administrative Agent's request, the other items set forth in Section 6.1(a) clauses (11) through (14) (as applicable) with respect to such Real Estate, all in form and substance satisfactory to the Administrative Agent.

                  (b) Promptly upon a Borrower's entry into any lease of Real Estate (other than a lease conveying an estate in real property, which shall be subject to the provisions of subsection (a) above), such Borrower shall, at the request of the Administrative Agent, collaterally assign to the Administrative Agent, for the benefit of itself as the Administrative Agent and the Lenders, such Borrower's interest in such lease, in form and substance satisfactory to the Administrative Agent. Such Borrower shall also deliver to the Administrative Agent an executed landlord's waiver and consent with respect to such lease in form and substance satisfactory to the Administrative Agent, provided that the Borrowers' failure to obtain any such waiver and consent of a landlord of any office, warehouse or distribution facility shall not constitute an Event of Default hereunder unless and until the value of the Collateral located on such leased premises (including, if such premises are the chief executive office and principal place of business of a Borrower, all Receivables of such Borrower) and all other leased premises in respect of which a satisfactory landlord waiver and consent is not in place is equal to not more than $4,000,000, or as otherwise determined by the Administrative Agent from time to time.

                  (c) If the Real Estate formerly used in the business of Daystrom has not been sold or transferred to a Person not an Affiliate of a Borrower within 180 days following the Effective Date, then LADD shall execute and deliver to the Administrative Agent a Mortgage with respect to each such parcel of Real Estate in form and substance satisfactory to the Administrative Agent, conveying to the Administrative Agent, for the benefit of itself and the Lenders, a first priority Lien on such Real Estate, subject only to such prior Liens as the Administrative Agent shall consent to in writing. If requested by the Administrative Agent, such Borrower shall also deliver to the Administrative Agent at the Borrowers' expense a mortgagee title insurance policy in favor of the Administrative Agent and the Lenders insuring such Mortgage to create and convey such Lien, subject only to such exceptions as are consented to by the Administrative Agent and shall deliver to the Administrative Agent, at the Administrative Agent's request, the other items set forth in Section 6.1(a) clauses (11) through (14) (as applicable) with respect to such Real Estate, all in form and substance satisfactory to the Administrative Agent.

                  SECTION 9.15. Assignment of Claims Act. Upon the request of the Administrative Agent, the Borrowers (or any of them, as specified by the Administrative Agent) shall execute any documents or instruments and shall take such steps or actions reasonably required by the Administrative Agent so that all monies due or to become due under any contract with the United States of America, the District of Columbia or any state, county, municipality or other domestic or foreign governmental entity, or any department, agency or instrumentality thereof, will be assigned to the Administrative Agent, for the benefit of itself and the Lenders, and notice given thereof in accordance with the requirements of the Assignment of Claims Act of 1940, as amended, or any other laws, rules or regulations relating to the assignment of any such contract and monies due to or to become due.

                                   ARTICLE 10

                              AFFIRMATIVE COVENANTS


                  The Borrowers covenant and agree that the Borrowers will duly and punctually pay the principal of, and interest on, and all other amounts payable with respect to, the Loans and all other Secured Obligations in accordance with the terms of the Loan Documents and that until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided for in Section 16.11, each Borrower will, and will cause each of its Subsidiaries to:

                  SECTION 10.1. Preservation of Corporate Existence and Similar Matters. Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and, except where the failure to do so would not have a Materially Adverse Effect, remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                  SECTION 10.2. Compliance with Applicable Law. Comply in all material respects with all Applicable Law relating to it or to such Subsidiary except to the extent being contested in good faith by appropriate proceedings and for which reserves in respect of its or such Subsidiary's reasonably anticipated liability have been appropriately established.

                  SECTION 10.3. Maintenance of Property. In addition to, and not in derogation of, the requirements of Section 9.7 and of the Security Documents,

                  (a) protect and preserve all properties material to its business, including copyrights, patents, trade names and trademarks, and maintain in good repair, working order and condition in all material respects, with reasonable allowance for wear and tear, all tangible properties, and

                  (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                  SECTION 10.4. Conduct of Business. At all times engage only in the businesses indicated for such Borrower on Schedule
7.1(f), Proprietary Rights Transfers, and related activities.

                  SECTION 10.5. Insurance. Maintain, in addition to the coverage required by Section 9.8 and the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law, and from time to time deliver to the Administrative Agent or any Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

                  SECTION 10.6. Payment of Taxes and Claims. Pay or discharge when due

                  (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, except that real property ad valorem taxes shall be deemed to have been so paid or discharged if the same are paid before they become delinquent, and

                  (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any of its properties;

except that this Section 10.6 shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which reserves in respect of reasonably anticipated liability have been appropriately established.

                  SECTION  10.7.   Accounting  Methods  and  Financial  Records.
Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation by LADD, on a consolidated basis, of financial statements in accordance with GAAP, except that no Borrower shall be required to adjust its LIFO Reserve more frequently than annually.

                  SECTION 10.8.     Use of Proceeds.

                  (a)      Use the proceeds of

                  (i) the initial Revolving Credit Loan and the Term Loans to pay amounts indicated on Schedule 10.8 to the Persons indicated thereon, and

                  (ii) all subsequent Loans only for working capital and general business purposes, and

                  (b) not use any part of such proceeds to purchase or, to carry or reduce or retire or refinance any credit incurred to purchase or carry, any Margin Stock (within the meaning of

Regulation G or U of the Board of Governors of the Federal Reserve System) or, in any event, for any purpose which would involve a violation of such Regulation G or U or of Regulation T or X of such Board of Governors, or for any purpose prohibited by law or by the terms and conditions of this Agreement.

                  SECTION 10.9. Hazardous Waste and Substances; Environmental Requirements.

                  (a) In addition to, and not in derogation of, the requirements of Section 10.2 and of the Security Documents, comply in all material respects with all Environmental Laws and all Applicable Laws relating to occupational health and safety (except for instances of noncompliance that are being contested in good faith by appropriate proceedings if reserves in respect of its or such Subsidiary's reasonably anticipated liability therefor have been appropriately established), promptly notify the Administrative Agent of its receipt of any written notice of a significant violation of any such Environmental Laws or other such Applicable Laws and indemnify and hold the Administrative Agent and the Lenders harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Administrative Agent or any Lender on account of such Borrower's failure to perform its obligations under this Section 10.9.

                  (b) Whenever such Borrower gives notice to the Administrative Agent pursuant to this Section 10.9 or otherwise with respect to a matter that reasonably could be expected to result in liability to such Borrower or any Subsidiary in excess of $1,000,000 in the aggregate, such Borrower shall, at the Administrative Agent's request and the Borrowers' expense (i) cause an independent environmental engineer acceptable to the Administrative Agent to conduct an assessment, including tests where necessary, of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Administrative Agent a report setting forth the results of such assessment, a proposed plan to bring such Borrower (or such Subsidiary) into compliance with such Environmental Laws (if such assessment indicates noncompliance) and an estimate of the costs thereof, and (ii) provide to the Administrative Agent a supplemental report of such engineer whenever the scope of the noncompliance, or the response thereto or the estimated costs thereof, shall materially adversely change.

                                   ARTICLE 11

                                   INFORMATION


                  Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless otherwise specified or the Required Lenders shall otherwise consent in the manner set forth in
Section 16.11, the Borrowers will furnish to the Administrative Agent and to each Lender at its offices then designated for notices pursuant to Section 16.1, the statements, reports, certificates, and other information provided for in this Article 11. All written information, reports, statements and other papers and data furnished to the Administrative Agent or any Lender by or on behalf of the Borrowers (or any of them) at their (or its) request, whether pursuant to this Article 11 or any other provision of this Agreement or of any other Loan Document, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter. Specifically, the Borrowers will so furnish:

                  SECTION 11.1.     Financial Statements.

                  (a) Audited Year-End Statements. As soon as available, but in any event within 90 days after the end of each Fiscal Year, copies of the consolidating and consolidated balance sheets of LADD and the Consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidating and consolidated statements of operations and consolidated statements of shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form the figures for the previous Fiscal Year, reported on, as to such consolidated statements, without qualification by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing selected by LADD; and

                  (b) Monthly Financial Statements. As soon as available after the end of each Fiscal Month, but in any event within 30 days after the last day of each Fiscal Month that is not also the last day of a Fiscal Quarter and within 45 days after the last day of any Fiscal Quarter, copies of

                  (i) the unaudited consolidating balance sheets as of the last day of such Fiscal Month and related statements of operations for LADD and the Consolidated Subsidiaries for the portion of the Fiscal Year through the end of such Fiscal Month, and

                  (ii) the unaudited consolidated balance sheet of LADD and the Consolidated Subsidiaries as at the end of such Fiscal Month or Fiscal Quarter, as the case may be, and the related unaudited consolidated statements of operations and cash flows for LADD and the Consolidated Subsidiaries for such Fiscal Month, the Fiscal Quarter, if applicable, ended on the last day of such Fiscal Month and for the portion of the Fiscal Year through such Fiscal Month, certified by a Financial Officer as presenting fairly the financial condition and results of operations of LADD and the Consolidated Subsidiaries taken as a whole (and subject to normal year-end audit adjustments) for the applicable period(s);

all such financial statements to be complete and correct in all material respects and, as to such consolidated statements, prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of notes and for the effect of normal year-end audit adjustments) applied consistently throughout the periods reflected therein, provided that unaudited consolidated financial statements prepared as of a date that is not the last day of a Fiscal Quarter may be prepared based on divisional accounting practices that are consistent with those employed as of the Agreement Date by the relevant Borrowers and that are disclosed in writing in connection with the delivery of such statements.

                  (c) Business Plans, Projections. As soon as available, but in any case not later than February 15 of each calendar year, the business plan or projected consolidated balance sheet and results of operations of LADD and the Consolidated Subsidiaries for the current Fiscal Year, prepared on a monthly basis, and for the two succeeding Fiscal Years, prepared on a quarterly basis.

                  SECTION 11.2. Accountants' Certificate. Together with the financial statements referred to in Section 11.1(a), a certificate of such accountants addressed to the Administrative Agent stating that in making the examination necessary for the audit of such financial statements, nothing has come to their attention to lead them to believe that any Default or Event of Default exists and, in particular, they have no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature. Such certificate of the Borrowers' independent public accountants may contain such exculpatory provisions as are customarily employed by such accountants in similar circumstances.

                  SECTION 11.3. Officer's Certificate. At the time that the Borrowers furnish the financial statements pursuant to Section 11.1(b) for any Fiscal Month that is the last Fiscal Month of a Fiscal Quarter, a certificate of the President of LADD or of a Financial Officer

                  (a) setting forth as at the end of such Fiscal Quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not the Borrowers were in compliance with the requirements of Sections 5.9, 12.1, 12.2, 12.5, 12.6, 12.10 and 12.15, as at the end of each respective period,

                  (b) stating that the information on the schedules to this Agreement is complete and accurate as of the date of such certificate or, if such is not the case, attaching to such certificate updated schedules in accordance with the provisions of Section 11.7, and

                  (c) stating that, based on a reasonably diligent examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers (or any of them) with respect to such Default or Event of Default.

                  SECTION 11.4.     Copies of Other Reports.

                  (a) To the Administrative Agent, promptly upon receipt thereof, copies of all reports, if any, submitted to any Borrower or its Board of Directors by its independent public accountants, provided, that any management letter shall also be provided directly to each Lender.

                  (b) As soon as practicable, copies of all financial statements and reports that LADD shall send to its shareholders generally and of all registration statements and all regular or periodic reports which any Borrower shall file with the Securities and Exchange Commission or any successor commission.

                  (c) From time to time and as soon as reasonably practicable following each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request and that the Borrowers have or (except in the case of legal opinions relating to the perfection or priority of the Security Interest) without unreasonable expense can obtain; provided, however, that the Lenders shall, to the extent reasonably practicable, coordinate examinations of the Borrowers' records by their respective internal examiners. The rights of the Administrative Agent and the Lenders under this Section 11.4 are in addition to and not in derogation of their rights under any other provision of this Agreement or of any other Loan Document.

                  (d) If requested by the Administrative Agent or any Lender, the Borrowers will furnish to the Administrative Agent and the Lenders statements in conformity with the requirements of Federal Reserve Form G-3 or U-1 referred to in Regulation G and U, respectively, of the Board of Governors of the Federal Reserve System.

                  SECTION 11.5. Notice of Litigation and Other Matters. Prompt notice of:

                  (a) the commencement, to the extent a Borrower is aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating to or affecting any Borrower, any Subsidiary or any Borrower's or any Subsidiary's properties, assets or businesses, which might, singly or in the aggregate, result in the occurrence of a Default or an Event of Default, or have a Materially Adverse Effect,

                  (b) any amendment of the articles of incorporation or by-laws of any Borrower or any Subsidiary,

                  (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any Subsidiary which has had or may have, singly or in the aggregate, a Materially Adverse Effect and any change in the Executive Officers, and

                  (d) any Default or Event of Default or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by a Borrower or any Subsidiary under any material agreement (other than this Agreement) to which such Borrower or Subsidiary is a party or by which such Borrower, any of its Subsidiaries or any of their respective properties may be bound.

                  SECTION 11.6. ERISA. As soon as possible and in any event within 30 days after a Borrower knows, or has reason to know, that:

                  (a) any Termination Event with respect to a Benefit Plan has occurred or will occur, or

                  (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans, as determined in accordance with FAS No. 35, is equal to an amount in excess of $0, or

                  (c) any Borrower or any Subsidiary is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Benefit Plan required by reason of a Borrower's or Subsidiary's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the President of LADD or of a Financial Officer setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such event.

                  SECTION 11.7. Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the

Schedules originally attached hereto become outdated or incorrect in any material respect, as part of the officer's certificate required pursuant to
Section 11.3(b), such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s), provided that no such revisions or updates to any Schedule(s) shall be deemed to have amended, modified or superseded such Schedule(s) as attached hereto immediately prior to the submission of such revised or updated Schedule(s), or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s), unless and until the Required Lenders in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

                                   ARTICLE 12

                               NEGATIVE COVENANTS


                  Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in Section 16.11, the Borrowers will not directly or indirectly and, in the case of Sections 12.2 through 12.14, will not permit the Subsidiaries to:

                  SECTION 12.1.     Financial Ratios.  Permit:

                  (a) Minimum Net Worth. Consolidated Net Worth of LADD and its Consolidated Subsidiaries on a consolidated basis,

                  (i) as of the Effective Date, to be less than $116,000,000, or

                  (ii) as of the last day of Fiscal Year 1996 to be less than $120,000,000, or

                  (iii) as of the last day of any Fiscal Year ending thereafter, to be less than the sum of

                           (A) consolidated Net Worth of LADD and its Consolidated Subsidiaries on a consolidated basis as of the last day of Fiscal Year 1996 or such later last day of the immediately preceding Fiscal Year, plus

                           (B) an  amount  equal  to the  greater  of (1) 25% of
                  consolidated Net Income (without deduction for any loss) of LADD and the Consolidated Subsidiaries on a consolidated basis for the Fiscal Year then ended and (2) $2,000,000 as to Fiscal Year 1997 or $4,000,000 as to each Fiscal Year thereafter (prorated for any period less than a full Fiscal Year).

                  (b) Minimum Fixed Charge Coverage. The Fixed Charge Coverage Ratio for any period of four consecutive Fiscal Quarters ending on a date or during a period specified below to be less than the ratio indicated opposite such date or period:

                  Period Ending                        Ratio

         Last day of second Fiscal
         Quarter, Fiscal Year 1997                   1.15 to 1

         Last day of third Fiscal
         Quarter, Fiscal Year 1997                   1.20 to 1

         Last day of Fiscal Year 1997                1.30 to 1

         Last day of first Fiscal
         Quarter, Fiscal Year 1998                   1.35 to 1

         On or after the last day of
         second Fiscal Quarter, Fiscal
         Year 1998                                   1.50 to 1

                  (c) Maximum Total Debt Coverage. The Adjusted Total Debt Coverage Ratio as of the last day of any Fiscal Quarter ending on a date or during a period specified below to be greater than the ratio indicated opposite such date or period:

                  Period Ending                        Ratio

         Last day of Fiscal Year 1996                7.00 to 1

         Last day of first Fiscal
         Quarter, Fiscal Year 1997                   6.00 to 1

         Last day of second Fiscal
         Quarter, Fiscal Year 1997                   5.00 to 1

         Last day of third Fiscal Quarter
         or final Fiscal Quarter, Fiscal
         Year 1997                                   4.50 to 1

         Last day of first Fiscal
         Quarter, Fiscal Year 1998 and
         thereafter                                  4.00 to 1

                  (d) Minimum EBITDA. EBITDA for the period beginning on July 1, 1996 and ending (i) on the last day of Fiscal Year 1996 to be less than $14,000,000 or (ii) of the last day of the first Fiscal Quarter of Fiscal Year 1997 to be less than $22,000,000.

                  SECTION 12.2. Debt. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Debt, except that this Section 12.2 shall not apply to:

                  (a) Debt of the Borrowers arising under this Agreement, represented by the Loans, the Notes and the Letters of Credit,

                  (b) Debt reflected on Schedule 7.1(j), excluding any such Debt that is to be paid in full on the Effective Date,

                  (c) Permitted Purchase Money Debt and Capitalized Lease Obligations incurred after the Agreement Date, not to exceed
$10,000,000 at any time outstanding,

                  (d)      Debt represented by the Myrtle IRBs,

                  (e) Debt owing to Commonwealth in an amount (including contingent liabilities) not to exceed $4,000,000,

                  (f) Debt owing to Wachovia Leasing Corporation in respect of financing provided to lessees from Contract Sales in an amount (including contingent liabilities) not to exceed $100,000,

                  (g) Debt of any Borrower to any other Borrower or to LFI, and

                  (h) other Debt in a principal amount at any time outstanding not to exceed $2,500,000.

                  SECTION 12.3. Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, except that this Section
12.3 shall not apply to (a) Guaranties by LADD of operating obligations (including operating leases) or Debt permitted pursuant to Section 12.2 of the other Borrowers, (b) LADD's or any other Borrower's continuing contingent obligations in existence as of the Agreement Date to indemnify transferees from LADD or a current or former Subsidiary of a Business Unit (whether such transfer was by sale of assets or of capital stock), (c) assurances by LADD in favor of providers of "floor plan" financing to any Borrower or (d) any Secured Obligations deemed or construed to be a "Guaranty."

                  SECTION 12.4. Investments. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, maintain any Investment, other than Permitted Investments.

                  SECTION 12.5. Capital Expenditures. Make or incur any Capital Expenditures in the aggregate in excess of $7,000,000 for the period comprising the second half of Fiscal Year 1996 or in excess of $15,000,000 for any Fiscal Year thereafter, provided that Capital Expenditures in excess of $8,000,000 in any Fiscal Year (other than Financed Capital Expenditures otherwise permitted hereunder) shall not be made unless, after giving pro forma effect to each such expenditure as if made on the first day of the most recently ended period of 12 consecutive Fiscal Months (or such shorter period beginning on the Effective Date and ending on the last day of the Fiscal Month next preceding the date of determination), daily average Revolving Credit Availability during such period would be at least $15,000,000.

                  SECTION 12.6. Restricted Distributions and Payments, Etc. Declare or make any Restricted Distribution or Restricted Purchase, except that after the last day of Fiscal Year 1997, at any time when the smallest Applicable Margin provided for on the pricing matrix attached hereto as Annex B is applicable to Loans hereunder and so long as no Default or Event of Default shall have occurred and be continuing on the date of declaration thereof, LADD may pay quarterly cash dividends to its shareholders at an annual rate per share not greater than 25% of the Net Income per share of

LADD and the Consolidated Subsidiaries on a consolidated basis for the period of four consecutive Fiscal Quarters next preceding the Fiscal Quarter during which such dividend is declared and paid.

                  SECTION 12.7. Merger, Consolidation and Sale of Assets. Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person other than sales of Inventory in the ordinary course of business, except that this Section
12.7 does not apply to any Proprietary Rights Transfer.

                  SECTION 12.8. Transactions with Affiliates. Effect any transaction with any Affiliate on a basis less favorable to the Borrowers than would be the case if such transaction had been effected with a Person not an Affiliate.

                  SECTION 12.9. Liens. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the Collateral or the other assets of the Borrowers (or any of them), other than Permitted Liens.

                  SECTION 12.10. Operating Leases. Without the consent of the Required Lenders, enter into any Operating Lease if the aggregate annual rental payable under all Operating Leases of the Borrowers would exceed $14,000,000 in the aggregate at any time after the Effective Date.

                  SECTION 12.11. Real Estate Leases. Enter into any real property lease, including a lease relating to the Real Estate occupied by the Borrowers (or any of them) on the Effective Date, without the prior written consent of the Administrative Agent, on behalf of the Lenders, which consent shall not be unreasonably withheld.

                  SECTION 12.12. Plans. Permit any condition to exist in connection with any Benefit Plan which might constitute grounds for the PBGC to institute proceedings to have such Benefit Plan terminated or a trustee appointed to administer such Plan, and any other condition, event or transaction with respect to any Benefit Plan which could result in the incurrence by the Borrowers (or any of them) of any material liability, fine or penalty.

                  SECTION   12.13.   Sales  and   Leasebacks.   Enter  into  any
arrangement with any Person providing for a Borrower's leasing from such Person any real or personal property which has been or is to be sold or transferred, directly or indirectly, by such Borrower to such Person except that this Section
12.13  does  not  apply  to  Proprietary  Rights  Transfers,   to  the  New  BOT
Transaction.

                  SECTION 12.14. Amendments of Other Agreements. Amend in any way the interest rate (or formula pursuant to which such interest rate is determined) or principal amount or schedule of payments of principal and interest with respect to any Debt (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.

                  SECTION 12.15. Minimum Revolving Credit Availability. Permit average Revolving Credit Availability to be less than $5,000,000 for any Fiscal Month.

                                   ARTICLE 13

                                     DEFAULT


                  SECTION 13.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

                  (a) Default in Payment. The Borrowers shall default in any payment of principal of or interest on any Loan or any Note when and as due (whether at maturity, by reason of acceleration or otherwise).

                  (b) Other Payment Default. The Borrowers shall default in the payment, as and when due, of principal of or interest on, any other Secured Obligation, and such default shall continue for a period of 30 days after written notice thereof has been given to the Borrowers by the Administrative Agent.

                  (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Borrowers (or any of them) under this Agreement or any Loan Document, or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made.

                  (d) Default in Performance. The Borrowers shall default in the performance or observance of any term, covenant, condition or agreement to be performed by the Borrowers (or any of them), contained in

                  (i) Articles 8 or 12, or Sections  9.1(b),  9.1(c),  9.7, 9.8,
         9.12, 9.13, 10.1 (insofar as it requires the preservation of the corporate existence of a Borrower), 10.8. 11.5(d) or 11.6, and the Agent shall have delivered to the Borrowers written notice of such default, or

             (ii) this Agreement (other than as specifically provided for otherwise in this Section 13.1) and such default shall continue for a period of 30 days after written notice thereof has been given to the Borrowers by the Administrative Agent or, if such default is not susceptible of cure within such 30- day period, the Borrowers are diligently attempting to cure such default and the continued existence of such default is not, in the opinion of the Administrative Agent, likely to have a Materially Adverse Effect, for a period of up to 90 days after written notice thereof has been given to the Borrowers by the Administrative Agent.

                  (e)      Debt Cross-Default.

                  (i) The Borrowers (or any of them) or any Subsidiary shall fail to pay when due and payable the principal of or interest on any Debt (other than the Loans) outstanding in a principal amount in excess of $2,000,000, or

                  (ii) the maturity of any such Debt shall have (A) been accelerated (declared to be due and payable) in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Debt, or (B) been required to be prepaid prior to the stated maturity thereof, or

                  (iii) any event shall have occurred and be continuing which would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity, and the Borrowers shall have failed to cure such default prior to the expiration of any applicable cure or grace period.

                  (f) Other Cross-Defaults. Any Borrower or any Subsidiary shall default in the payment when due, or in the performance or observance, of any obligation or condition of any agreement, contract or lease (other than this Agreement, the Security Documents or any such agreement, contract or lease relating to Debt) if the existence of any such defaults, singly or in the aggregate, could in the reasonable judgment of the Administrative Agent have a Materially Adverse Effect; provided, however, that for the purposes of this provision where such a default could result only in a monetary loss, a Material Adverse Effect shall not be deemed to have occurred unless the aggregate of such losses would exceed $2,000,000.

                  (g) Voluntary Bankruptcy Proceeding. Any Borrower or any Subsidiary shall

                  (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect),

             (ii) file a petition  seeking to take  advantage of any other laws,
         domestic   or   foreign,    relating   to    bankruptcy,    insolvency,
         reorganization, winding up or composition for adjustment of debts,

            (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws,

             (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign,

                  (v) admit in writing its inability to pay its debts as they become due,

             (vi) make a general assignment for the benefit of creditors, or

            (vii) take any corporate action for the purpose of authorizing any of the foregoing.

                  (h) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Borrower or any Subsidiary in any court of competent jurisdiction seeking

                  (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts,

             (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower, any of its Subsidiaries or of all or any substantial part of the assets, domestic or foreign, of such Borrower or any of its Subsidiaries, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against such Borrower or any of its Subsidiaries (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

                  (i) Loan Documents. (A) Any event of default or "Event of Default" under any other Loan Document shall occur or, if such other Loan Document does not expressly define "events of default" for the purposes thereof, the Borrowers (or any of them) shall default in the performance or observance of any material term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by the Borrowers (or any of them) under, any such other Loan Document or (B) any provision of this Agreement or of any other Loan Document after delivery thereof hereunder shall for any reason cease to be valid and binding, other than a nonmaterial provision rendered unenforceable by operation of law, or the Borrowers (or any of them) or any other party thereto (other than the Lender) shall so state in writing.

                  (j) Failure of Agreements. Any Borrower shall challenge the validity and binding effect of any provision of any Loan Document after delivery thereof hereunder or shall state in writing its intention to make such a challenge, or this Agreement or any Security Document, after delivery thereof hereunder, shall for any reason (except to the extent permitted by the terms thereof or by reason of any action taken independently by the Administrative Agent or any Lender) cease to create a valid, perfected and, except as otherwise expressly permitted herein, first priority Lien on, or security interest in, any of the Collateral or Real Estate purported to be covered thereby.

                  (k) Judgment. A final judgment or order for the payment of money in an amount that exceeds the uncontested insurance available therefor by $2,000,000 or more shall be entered against the Borrowers (or any of them) by any court and such judgment or order shall continue undischarged or unstayed for 30 days.

                  (l) Attachment. A warrant or writ of attachment or execution or similar process which exceeds $2,000,000 in value shall be issued against any property of the Borrowers (or any of them) and such warrant or process shall continue undischarged or unstayed for ten days.

                  (m)      ERISA.

                  (i) Any Termination Event with respect to a Benefit Plan shall occur that, after taking into account the excess, if any, of (A) the fair market value of the assets of any other Benefit Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of the Borrowers) over (B) the present value on such day of all vested nonforfeitable benefits under such other Benefit Plan, results in an Unfunded Vested Accrued Benefit in excess of $0, or

                  (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302(a)(2) of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Internal Revenue Code and ERISA, or

                  (iii) any Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Benefit Plan resulting from a Borrower's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

                  (n) Qualified Audits. The independent certified public accountants retained by LADD shall refuse to deliver an opinion in accordance with Section 9.1(a) with respect to the annual consolidated financial statements of LADD and the Consolidated Subsidiaries.

                  (o) Change of Control. A Person or "group" of Persons (within the meaning of Section of the Securities Exchange Act of 1934, as amended), other than one or more of the Executive Officers (with respect to stock acquired while he was an officer of a Borrower) and members of the Board of Directors on the Agreement Date shall acquire, beneficially or of record, 50% or more of the outstanding capital stock of LADD.

                  SECTION 13.2.     Remedies.

                  (a) Automatic Acceleration and Termination of Facilities. Upon the occurrence of an Event of Default specified in Section 13.1(g) or (h), (i) the principal of and the interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Administrative Agent or the Lenders under this Agreement or any of the other Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the Revolving Credit Facility and the right of the Borrowers to request Borrowings under this Agreement shall immediately terminate.

                  (b) Other Remedies. If any Event of Default shall have occurred, and during the continuance of any Event of Default, the Administrative Agent may, and at the direction of the Required Lenders in their sole and absolute discretion shall, do any of the following:

                  (i) declare the principal of and interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Administrative Agent or the Lenders under this Agreement or any of the other Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

             (ii) terminate the Revolving Credit Facility and any other right of the Borrowers to request borrowings hereunder;

            (iii) notify, or request the Borrowers to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to the Administrative Agent, for the benefit of the Lenders, or any agent or designee of the Administrative Agent, at such address as may be specified by the Administrative Agent and if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments to the Borrowers, the Borrowers shall hold all such payments they receive in trust for the Administrative Agent, for the account of the Lenders, without commingling the same with other funds or property of, or held by, the Borrower, and shall deliver the same to the Administrative Agent or any such agent or designee of the Administrative Agent immediately upon receipt by the Borrowers in the identical form received, together with any necessary endorsements;

             (iv) settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which the Administrative Agent considers advisable and in all such cases only the net amounts received by the Administrative Agent, for the account of the Lenders, in payment of such amounts, after deductions of reasonable costs and attorneys' fees, shall constitute Collateral and the Borrowers shall have no further right to make any such settlements or adjustments or to accept any returns of merchandise;

                  (v) enter upon any premises in which Inventory or Equipment may be located and, without resistance or interference by any Borrower, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Administrative Agent shall choose, without being liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Administrative Agent shall act reasonably and in good faith;

             (vi) require the Borrowers to and the Borrowers shall, without charge to the Administrative Agent or any Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Administrative Agent or any agent or representative of the Administrative Agent at such place or places as the Administrative Agent may designate and as are reasonably convenient to both the Administrative Agent and LADD;

            (vii) at the expense of the Borrowers, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Administrative Agent shall not be liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Administrative Agent shall act reasonably and in good faith;

           (viii) without notice, demand or other process, and without payment of any rent or any other charge, enter any of the Borrowers' premises and, without breach of the peace, until the Administrative Agent, on behalf of the Lenders, completes the enforcement of its rights in the Collateral and the Real Estate, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Borrowers' Equipment, for the purpose of (A) completing any work in process, preparing any Inventory for disposition and disposing thereof, and (B) collecting any Receivable, and the Administrative Agent for the benefit of the Lenders is hereby granted (to the extent any Borrower may do so) a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Proprietary Rights in connection with the foregoing, and the rights of the

         Borrowers under all licenses, sublicenses and franchise agreements shall inure to the Administrative Agent for the benefit of the Lenders (provided, however, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

             (ix) exercise any and all of its rights under any and all of the Security Documents;

                  (x) apply any Collateral consisting of cash to the payment of the Secured Obligations in any order in which the Administrative Agent, on behalf of the Lenders, may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;

             (xi) establish or cause to be established one or more Lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, the Borrowers shall cause to be forwarded to the Administrative Agent at the Agent's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with collection reports in form and substance satisfactory to the Administrative Agent; and

            (xii) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Administrative Agent, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Borrowers agree that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  SECTION 13.3. Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral or Real Estate following an Event of Default shall be applied or paid over as follows:

                  (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees actually incurred,

                  (b) Second: to the payment of the Secured Obligations (with the Borrowers remaining liable for any deficiency), to each Lender (in any capacity hereunder) strictly in proportion to the amount of the total Secured Obligations held by such Lender and otherwise as the Administrative Agent may elect,

                  (c) Third: the balance (if any) of such proceeds shall be paid to the appropriate Borrower, subject to any duty imposed by law, or otherwise to whomsoever shall be entitled thereto.

The Borrowers shall remain jointly and severally liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable hereunder on such Secured Obligations, which interest shall constitute part of the Secured Obligations.

                  SECTION 13.4. Power of Attorney. In addition to the authorizations granted to the Administrative Agent under Section 9.13 or under any other provision of this Agreement or of any other Loan Document, during the continuance of an Event of Default, each Borrower hereby irrevocably designates, makes, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent from time to time) as such Borrower's true and lawful attorney, and agent in fact, and the Administrative Agent, or any agent of the Administrative Agent, may, without notice to such Borrower, and at such time or times as the Administrative Agent or any such agent in its sole discretion may determine, in the name of such Borrower, another Borrower, the Administrative Agent or the Lenders,

                  (a)      demand payment of the Receivables,

                  (b) enforce payment of the Receivables by legal proceedings or otherwise,

                  (c) exercise all of any Borrower's rights and remedies with respect to the collection of Receivables,

                  (d) settle, adjust, compromise, extend or renew any or all of the Receivables,

                  (e) settle, adjust or compromise any legal proceedings brought to collect the Receivables,

                  (f) discharge and release the Receivables or any of them,

                  (g) prepare, file and sign the name of a Borrower on any proof of claim in bankruptcy or any similar document against any Account Debtor,

                  (h) prepare, file and sign the name of a Borrower on any notice of Lien, assignment or satisfaction of Lien, or similar document in connection with any of the Collateral or Real Estate,

                  (i) endorse the name of a Borrower upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables, the Inventory or any other Collateral,

                  (j) use the stationery of a Borrower and sign the name of a Borrower to verifications of the Receivables and on any notice to the Account Debtors,

                  (k)      open the Borrowers' mail,

                  (l) notify the post office authorities to change the address for delivery of the Borrowers' mail to an address designated by the Administrative Agent, and

                  (m) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory or other Collateral or Real Estate to which a Borrower has access.

                  SECTION 13.5.     Miscellaneous Provisions Concerning
Remedies.

                  (a) Rights Cumulative. The rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Notes and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it or they would otherwise have. In exercising such rights and remedies the Administrative Agent and the Lenders may be selective and no failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                  (b) Waiver of Marshalling. Each Borrower hereby waives any right to require any marshalling of assets and any similar right.

                  (c) Limitation of Liability. Nothing contained in this Article 13 or elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Administrative Agent, the Co-Agents, any Lender or any agent or designee of the Administrative Agent, the Co-Agents or any Lender to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Receivable or any other Collateral or Real Estate or the monies due or to become due thereunder or in connection therewith, or to take any steps necessary to preserve any rights against prior parties, and the Administrative Agent, the Co-Agents, the Lenders and their agents or designees shall have no liability to the Borrowers (or any of them) for actions taken pursuant to this Article 13, any other provision of this Agreement or any of the Loan Documents so long as the Administrative Agent, the Co-Agents or such Lender shall act in good faith and in a commercially reasonable manner.

                  (d) Appointment of Receiver. In any action under this Article 13, the Administrative Agent shall be entitled during the continuance of an Event of Default, to the fullest extent permitted by Applicable Law, to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and Real Estate and to exercise such power as the court shall confer upon such receiver.

                                   ARTICLE 14

                                   ASSIGNMENTS


                  SECTION 14.1.     Successors and Assigns; Participations.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Co-Agents, the Administrative Agent, all future holders of the Notes, and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b)  Each   Lender  may,   with  the  prior   consent  of  the
Administrative Agent and (so long as no Default or Event of Default shall have occurred and be continuing) of LADD (which consent will not, in either case, be unreasonably withheld or delayed) or as part of a sale of all or substantially all of such Lender's assets of a similar type assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans at the time owing to it and the Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender that is subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall in no event be less than $10,000,000, (iii) in the case of a partial assignment, the amount of the Commitment that is retained by the assigning Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall in no event be less than $10,000,000, (iv) the parties to each such assignment shall execute and deliver to the
Administrative Agent, for its acceptance and recording in the Register an Assignment and Acceptance, together with any Note or Notes subject to such assignment and such assignee's pro rata share of the Administrative Agent's syndication expenses, (v) such assignment shall not, without the consent of the Borrowers, require any Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state, and (vi) the representation contained in
Section 14.2 hereof shall be true with respect to any such proposed assignee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (B) the Lender assignor thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

                  (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers (or any of them) or the performance or observance by the Borrowers (or any of them) of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 7.1(n) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Lender assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitment and Proportionate Share of, and principal amount of the Loans and owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and a fee in an amount equal to $3,500, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in the form of Exhibit E, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, (iii) give prompt notice thereof to the Lenders and the Borrowers, and (iv) promptly deliver a copy of such Acceptance and Assignment to the Borrowers. Within five Business Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

                  (f) Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment hereunder and the Loans owing to it and the Notes held by it); provided, however, that (i) each such participation shall be in an amount not less than $10,000,000, (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement, (v) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; provided, that such Lender may agree with any participant that such Lender will not, without such participant's consent, agree to or approve any waivers or amendments which would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the commitments of such participant, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal or release Collateral or Real Estate securing the Loans (other than Collateral or Real Estate disposed of pursuant to Section 9.7 hereof or otherwise in accordance with the terms of this Agreement or the Security Documents), and (vi) any such disposition shall not, without the consent of the Borrowers, require any Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state. The Lender selling a participation to any bank or other entity that is not an Affiliate of such Lender shall give prompt notice thereof to the Borrowers.

                  (g) Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this
Section 14.1, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers, provided that, prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender (which in the case of an agreement with only such Lender, the Borrowers shall be recognized as third party beneficiaries thereof) to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

                  SECTION 14.2. Representation of Lenders. Each Lender hereby represents that it will make each Loan hereunder as a commercial loan for its own account in the ordinary course of its business; provided, however, that subject to Section 13.1 hereof, the disposition of the Notes or other evidence of the Secured Obligations held by any Lender shall at all times be within its exclusive control.

                                   ARTICLE 15

                              ADMINISTRATIVE AGENT


                  SECTION 15.1. Appointment of Agent. Each of the Lenders hereby irrevocably designates and appoints NationsBank, N.A. (South) as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes the Administrative Agent, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, including, without limitation, to make determinations as to the eligibility of Inventory and Receivables and to adjust the advance ratios contained in the definition "Borrowing Base" (so long as such advance ratios, as adjusted, do not exceed those set forth in the definition "Borrowing Base") and to reduce or eliminate the reserve referred to in clauses (a)(iii) and
(b)(iii)(C) of the definition "Borrowing Base, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or the other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent.

                  SECTION 15.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  SECTION 15.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its trustees, officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Lender (or any Lender's participants) for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender (or any Lender's participants) for any recitals, statements, representations or warranties made by the Borrowers (or any of them) or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the existence, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or any Collateral or Real Estate or Lien or other interest therein or for any failure of the Borrowers (or any of them) to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrowers (or any of them), provided that the Administrative Agent shall perform a field examination of the Collateral, in accordance with the Administrative Agent's customary standards and practices for such examinations, at least annually and shall make the results thereof available to the Lenders.

                  SECTION 15.4. Reliance by Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 14.1. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

                  SECTION 15.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default" or the Lender that is the Administrative Agent (which is NationsBank on the Effective Date) has actual knowledge of such Default or Event of Default, in which case the Administrative Agent shall be deemed to have received such a notice. In the event that the Administrative Agent receives or is deemed to have received such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) continue making Revolving Credit Loans to the Borrowers on behalf of the Lenders in reliance on and subject to the provisions of Section
5.7 and take such other action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  SECTION 15.6.  Non-Reliance on Agents and Other Lenders.  Each
Lender expressly acknowledges that neither the Administrative Agent nor any Co-Agent or any of its respective officers, directors, counsel, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or a Co-Agent thereafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Co-Agent to any Lender. Each Lender represents to the Administrative Agent and the Co-Agents that it has, independently and without reliance upon the Administrative Agent, any Co-Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial (and other) condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, any Co-Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action  under  this  Agreement  and the other Loan  Documents,  and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial (and other) condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, neither the Administrative Agent nor any Co-Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial (and other) condition or creditworthiness of the Borrowers which may come into the possession of the Administrative Agent, any Co-Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  SECTION 15.7. Indemnification. The Lenders agree to indemnify each of the Administrative Agent and each Co-Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting any obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent or such Co-Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions
contemplated   hereby  or  thereby  or  any  action  taken  or  omitted  by  the
Administrative Agent or such Co-Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's or a Co-Agent's gross negligence or willful misconduct or resulting solely from transactions or occurrences that occur at a time after such Lender has assigned all of its interests, rights and obligations under this Agreement pursuant to Section 14.1 or, in the case of a Lender to which an assignment is made hereunder pursuant to Section 14.1, at a time before such assignment. The agreements in this subsection shall survive the payment of the Notes, the Secured Obligations and all other amounts payable hereunder and the termination of this Agreement.

                  SECTION 15.8. Agent in Its Individual Capacity. The institution at the time acting as the Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers and the Guarantor and their respective Subsidiaries as if it were not the Administrative Agent hereunder. With respect to its Commitment, the Loans made or renewed by it and any Note issued to it and any Letter of Credit issued by it, such institution shall have and may exercise the same rights and powers under this Agreement and the other Loan Documents and shall be subject to the same obligations and liabilities as and to the extent set forth herein and in the other Loan Documents for any other Lender. The terms "Lenders" and "Required Lenders" or any other term shall, unless the context clearly otherwise indicates, include such institution in its individual capacity as a Lender or one of the Required Lenders.

                  SECTION 15.9. Successor Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and, if the Commitment Percentage of the Lender that is the Administrative Agent has been reduced to less than 10%, may be removed by a vote of the Required Lenders. Any such resignation shall be effective on the date specified in the Administrative Agent's notice of resignation, provided that if no successor agent has been appointed in accordance with the provisions of this Section 15.9 on or before such date, such effective date may be extended until a successor has been so appointed, but not for more than 30 days; and any such removal shall be effective upon the appointment of a successor agent in accordance with the provisions of this Section 15.9. If the Administrative Agent shall resign or be removed as Administrative Agent under this Agreement, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrowers (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent becomes effective, the provisions of Section 15.7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  SECTION 15.10. Notices from Agent to Lenders. The Administrative Agent shall promptly, upon receipt thereof, forward to each Lender copies of any written notices, reports or other information supplied to it by the Borrowers (but which the Borrowers are not required to supply directly to the Lenders).

                  SECTION 15.11. Co-Agents. For avoidance of doubt, it is expressly acknowledged and agreed by the Administrative Agent and each Lender for the benefit of the Co-Agents that, other than the rights explicitly reserved to the Co-Agents under this Agreement, no Co-Agent, in such capacity, has any obligations hereunder nor shall any Co-Agent, in such capacity, be responsible or accountable to any other party hereto for any action or failure to act hereunder, other than in connection with such explicitly reserved rights and then only for claims, damages, losses (other than consequential losses) and other liabilities arising out such Co- Agent's own gross negligence or willful misconduct.

                                   ARTICLE 16

                                  MISCELLANEOUS


                  SECTION 16.1.     Notices.

                  (a) Method of Communication. Except as specifically provided in this Agreement or in any of the other Loan Documents, all notices and the communications hereunder and thereunder shall be in writing addressed as provided in Section 16.1(b) or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after delivery to the courier, and in the case of telex and facsimile transmission, upon transmittal, provided that in the case of notices to the Administrative Agent pursuant to Articles 2 and 3 and
Section 5.13, notice shall be deemed to have been given only when such notice is actually received by the Administrative Agent. A telephonic notice to the Administrative Agent, as understood by the Administrative Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

                  (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing by such first party:

             If to the Borrowers   c/o LADD Furniture, Inc.
             by mail:              P.O. Box HP-3
                                            High Point, North Carolina
                                            27261-1500

             or by courier:        One Plaza Center
                                            High Point, North Carolina 27261-
                                            1500

             in each case:         Attn: William S. Creekmuir
                                            Facsimile No.: 910 888-6344

             with a courtesy
             copy to:              Robert Esleeck, Esq.
                                            Petree Stockton, L.L.P.
                                            1001 West Fourth Street
                                            Winston Salem, North Carolina
                                            27101
                                            Facsimile No.: 910 607-7505

              If to the Administra-
              tive Agent:                  NationsBank, N.A. (South)
                                                    Business Credit Division
                                                    600 Peachtree Street
                                                    13 Plaza
                                                    Atlanta, Georgia  30308
                                                    Attn: David Sapp
                                                    Facsimile No.: 404-607-6439

              If to a Lender:           At the address of such Lender
                                        set forth on the signature
                                        pages hereof.

                  (c) Agent's Office. The Administrative Agent hereby designates its office located at 600 Peachtree Street, Atlanta, Georgia 30308, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers, as the office to which payments due are to be made and at which Loans will be disbursed.

                  SECTION 16.2. Expenses. The Borrowers agree, jointly and severally, to pay or reimburse on demand all costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and disbursements of counsel, in connection with

                  (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation

                       (i) the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents;

                      (ii) the costs and expenses of appraisals of the
                  Collateral and Real Estate;

                     (iii) the costs and expenses of lien and title
                  searches and title insurance;

                      (iv) the costs and expenses of environmental reports
                  with respect to the Real Estate;

                           (v) taxes,  fees and other  charges for recording the
                  Mortgages, filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security
                  Interests;

                  (b) as to the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Administrative

         Agent and the Lenders relating to this Agreement or any of the Loan Documents;

                  (c) sums paid or incurred to pay any amount or take any action required of the Borrowers (or any of them) under the Loan Documents that the Borrowers fail to pay or take;

                  (d) costs of inspections and verifications of the Collateral and Real Estate, including, without limitation, standard per diem fees charged by the Administrative Agent, travel, lodging, and meals for inspections of the Collateral and Real Estate and the Borrowers' operations and books and records by the Administrative Agent's agents up to four times per year and whenever an Event of Default exists;

                  (e) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Controlled Disbursement Account, Agency
         Account and Lockbox;

                  (f) costs and expenses of preserving and protecting the Collateral and Real Estate;

                  (g) consulting, after the occurrence of a Default, with one or more Persons, including appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or the Real Estate or related to the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and

                  (h) costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interests, sell or otherwise realize upon the Collateral or Real Estate, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent or any Lender.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. Each Borrower hereby authorizes the Administrative Agent and the Lenders to debit such Borrower's Loan Accounts (by increasing the principal amount of the Revolving Credit Loan) in the amount of any such costs and expenses owed by the Borrowers when due.

                  SECTION 16.3. Stamp and Other Taxes. The Borrowers will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder, including, without limitation, the Security Interest.

                  SECTION 16.4. Setoff. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender, any participant with such Lender in the Loans and each Affiliate of each Lender are hereby authorized by each Borrower at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by any Lender or any Affiliate of any Lender or any participant to or for the credit or the account of any Borrower against and on account of the Secured Obligations irrespective or whether or not

                  (a) the Administrative Agent or such Lender shall have made any demand under this Agreement or any of the Loan
         Documents, or

                  (b) the Administrative Agent or such Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by Section 13.2 and although such Secured Obligations shall be contingent or unmatured.

                  SECTION 16.5.  Litigation.  THE BORROWERS,  THE ADMINISTRATIVE
AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWERS (OR ANY OF THEM), THE ADMINISTRATIVE AGENT OR SUCH LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL, THE REAL ESTATE OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWERS (OR ANY OF THEM) AND THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY KIND OR NATURE. EACH BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT OR ANY LENDER, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWERS (OR ANY OF THEM) AND THE ADMINISTRATIVE AGENT OR SUCH

LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN SECTION 16.1. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.
                                                              _______ (initials)

                  SECTION 16.6. Waiver of Rights. EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH SUCH BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE ADMINISTRATIVE AGENT OR ANY LENDER, OR THE SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT OR SUCH LENDER TO POSSESSION OF THE COLLATERAL OR REAL ESTATE UPON EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE ADMINISTRATIVE AGENT OR THE LENDERS MAY HAVE, EACH BORROWER CONSENTS THAT IF LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW, AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR BY ANY SIMILAR PROVISION UNDER APPLICABLE LAW. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.
                                ______ (initials)

                  SECTION 16.7. Consent to Advertising and Publicity. With the prior written consent of the Borrowers, which consent shall not be unreasonably withheld, the Administrative Agent, on behalf of the Lenders, may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of each Borrower, the amount of and a general description of the credit facilities provided hereunder and of the Borrowers' business.

                  SECTION 16.8. Reversal of Payments. The Administrative Agent and each Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations in a manner consistent with the terms of this Agreement. To the extent a Borrower makes a payment or payments to the Administrative Agent, for the account of the Lenders, or any Lender receives any payment or proceeds of the Collateral or Real Estate for the Borrowers' benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Administrative Agent or such Lender.

                  SECTION 16.9. Injunctive Relief. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders; therefore, each Borrower agrees that if any Event of Default shall have occurred and be continuing, the Administrative Agent and the Lenders, if the Administrative
Agent or any Lender so requests, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

                  SECTION 16.10. Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by LADD to determine whether the Borrowers are in compliance with any covenant contained herein, shall, unless this Agreement otherwise provides or unless Required Lenders shall otherwise consent in writing, be performed in accordance with GAAP.

                  SECTION 16.11.    Amendments.

                  (a) Except as set forth in subsection (b) below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived, and any departure therefrom may be consented to by the Required Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders and, in the case of an amendment (other than an amendment described in Section 16.11(d)), by the Borrowers, provided that no such amendment, unless consented to by the Administrative
Agent, shall alter or affect the rights or responsibilities of the Administrative Agent, and in any such event, the failure to observe, perform or discharge any such term, covenant, agreement or condition (whether such amendment is executed or such waiver or consent is given before or after such failure) shall not be construed as a breach of such term, covenant, agreement or condition or as a Default or an Event of Default.

Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. In the event that any such waiver or amendment is requested by the Borrowers, the Administrative Agent and the Lenders may require and charge a fee in connection therewith and consideration thereof in such amount as shall be determined by the Administrative Agent and the Required Lenders in their discretion.

                  (b) Without the prior unanimous written consent of the Lenders,

                           (i) no amendment,  consent or waiver shall (A) affect
         the amount or extend the time of the obligation of any Lender to make Loans or (B) extend the originally scheduled time or times of payment of the principal of any Loan or (C) alter the time or times of payment of interest on any Loan or of any fees payable for the account of the Lenders or (D) alter the amount of the principal of any Loan or the rate of interest thereon or (E) alter the amount of any commitment fee or other fee payable hereunder for the account of the Lenders or (F) permit any subordination of the principal of or interest on any Loan or
         (G) permit the subordination of the Security Interests in any Collateral or Real Estate,

                     (ii) no Collateral or Real Estate having an aggregate value greater than $500,000 shall be released by the Administrative Agent in any 12-month period other than as specifically permitted in this Agreement or the Security Documents nor shall any Collateral or Real Estate be released at a time when the Administrative Agent is entitled to exercise remedies hereunder upon default, nor shall the Borrowers (or any of them) be released from liability for the Secured Obligations,

                     (iii) except to the extent expressly provided in Sections 5.7 and 15.1, the definition "Borrowing Base" shall not be amended,

                    (iv)  none of the  provisions  of  this  Section  16.11,  of
         Section 5.8(e), of the definitions "Lenders," "Proportionate Share," "Ratable Share" or "Required Lenders" or, if it alters the effect of such definitions or other provisions enumerated in this clause (iv), of any other defined term used in such definitions or provisions, or the provisions of Article 13 shall be amended, and

                    (v) neither the Administrative Agent nor any Lender shall consent to any amendment to or waiver of the amortization, deferral or subordination provisions of any instrument or agreement evidencing or relating to obligations of the Borrowers (or any of them) that are expressly subordinate to any of the Secured Obligations if such amendment or waiver would be adverse to the Lenders in their capacities as Lenders hereunder;

provided, however, that anything herein to the contrary notwithstanding, the Required Lenders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default provided only that such Default or Event of Default does not arise under Section 13.1(g) or
(h) or out of a breach of or failure to perform or observe any term, covenant or condition of this Agreement or any other Loan Document (other than the provisions of Article 13 of this Agreement) the amendment of which requires the unanimous consent of the Lenders. The Required Lenders shall have the right, with respect to any Default or Event of Default that may be waived by them, to enter into an agreement with the Borrowers providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without thereby waiving any such Default or Event of Default.

                  (c) The making of Loans hereunder by the Lenders during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default.

                  (d) Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, no consent, written or otherwise, of the Borrowers (or any of them) shall be necessary or required in connection with any amendment to Article 15 or Section 5.8, and any amendment to such provisions may be effected solely by and among the Administrative Agent and the Lenders, provided that no such amendment shall impose any obligation on the Borrowers.

                  SECTION 16.12. Assignment. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights under this Agreement.

                  SECTION 16.13.    Performance of Borrowers' Duties.

                  (a) The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense.

                  (b) If the Borrowers shall fail to do any act or thing which they have covenanted to do under this Agreement or any of the Loan Documents, the Administrative Agent, on behalf of the Lenders, may (but shall not be obligated to) do the same or cause it to be done either in the name of the Administrative Agent or the Lenders or in the name and on behalf of the Borrowers, and each Borrower hereby irrevocably authorizes the Administrative Agent so to act.

                  SECTION 16.14. Indemnification. The Borrowers agree, jointly and severally, to reimburse the Administrative Agent and the Lenders for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold the Administrative Agent and the Lenders harmless from and against all losses suffered by, the Administrative Agent or any Lender in connection with

                  (a) the exercise by the Administrative Agent or any Lender of any right or remedy granted to it under this Agreement or any of the Loan Documents,

                  (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, and

                  (c) the collection or enforcement of the Secured Obligations or any of them,

other  than  such  costs,   expenses   and   liabilities   arising  out  of  the
Administrative Agent's or any Lender's gross negligence or willful misconduct.

                  SECTION 16.15. All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Administrative Agent and the Lenders and any Persons designated by the Administrative Agent or the Lenders pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied.

                  SECTION 16.16. Survival. Notwithstanding any termination of this Agreement,

                  (a) until all Secured Obligations have been irrevocably paid in full or otherwise satisfied, the Administrative Agent, for the benefit of the Lenders, shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to such Collateral and Real Estate as fully as though this Agreement had not been terminated,

                  (b) the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article 16 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before, and

                  (c) in connection with the termination of this Agreement and the release and termination of the Security Interests, the Administrative Agent, on behalf of itself as agent and the Lenders, may require such assurances and indemnities as it shall reasonably deem necessary or appropriate to protect the Administrative Agent and the Lenders against loss on account of such release and termination, including, without limitation, with respect to credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

                  SECTION 16.17. Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                  SECTION 16.18. Severability of Provisions. Any provision of this Agreement or any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 16.19. Governing Law. This Agreement, the Notes and the Security Documents (except to the extent otherwise expressly set forth therein) shall be deemed to have been made in the State of Georgia and the validity, construction, interpretation and enforcement hereof and thereof and the rights of the parties hereto and thereto shall be determined under, governed by and construed in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of law, except that the waiver contained in the first sentence of Section 16.5 shall be construed in accordance with and governed by the internal laws of the jurisdiction in which any such action or proceeding is commenced.

                  SECTION 16.20. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                  SECTION 16.21. Reproduction of Documents. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Administrative Agent or any Lender, and
(c) financial statements, certificates and other information previously or hereafter furnished to the Administrative Agent or any Lender, may be reproduced by the Administrative Agent or such Lender by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so produced. Each party hereto stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by the Administrative Agent or such

Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  SECTION 16.22. Term of Agreement. This Agreement shall remain in effect from the Agreement Date through the Termination Date and thereafter until all Secured Obligations shall have been irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

                  SECTION 16.23. Increased Capital. If any Lender shall have determined that the adoption of any applicable law, rule, regulation, guideline, directive or request (whether or not having force of law) regarding capital requirements for banks or bank holding companies, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any of the foregoing imposes or increases a requirement by such Lender to allocate capital resources to such Lender's Commitment to make Loans hereunder which has or would have the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such Lender's capital) but for such adoption, change or compliance by any amount deemed by such Lender to be material: (i) such Lender shall promptly after its determination of such occurrence give notice thereof to the Borrower; and (ii) the Borrower shall pay to such Lender as an additional fee from time to time on demand such amount as such Lender certifies to be the amount that will compensate it for such reduction. A certificate of such Lender claiming compensation under this Section 16.23 shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  SECTION 16.24.    Pro-Rata Participation.

                  (a) Each Lender agrees that if, as a result of the exercise of a right of setoff, banker's lien or counterclaim or other similar right or the receipt of a secured claim it receives any payment in respect of the Secured Obligations, it shall promptly notify the Administrative Agent thereof (and the Administrative Agent shall promptly notify the other Lenders). If, as a result of such payment, such Lender receives a greater percentage of the Secured Obligations owed to it under this Agreement than the percentage received by any other Lender, such Lender shall purchase a participation (which it shall be deemed to have purchased simultaneously upon the receipt of such payment) in the Secured Obligations then held by such other Lenders so that all such recoveries of principal and interest with respect to all Secured Obligations owed to each Lender shall be pro rata on the basis of its respective amount of the Secured Obligations owed to all Lenders, provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered by or on behalf of the Borrowers from such Lender, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to such Lender to the extent of such recovery, but without interest.

                  (b) Each Lender which receives such a secured claim shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section
16.24 to share in the benefits of any recovery on such secured claim.

                  (c) Each Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any Secured Obligation so purchased or otherwise acquired of which such Borrower has received notice may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by such Borrower to such holder as fully as if such holder were a holder of such Secured Obligation in the amount of the participation held by such holder.

                  SECTION 16.25. Confidentiality.  The Administrative Agent, the
Co-Agents and each Lender agrees (for itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers (or any of them) pursuant to this Agreement which is identified by such Borrowers as being confidential the time the same is delivered to the Administrative Agent, the Co-Agents or the Lenders, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for the Administrative Agent, any Co-Agent or any Lender, (c) to bank examiners, auditors or accountants or other professional advisors involved in the administration of the transactions contemplated hereby and by the other Loan Documents, (d) to the Administrative Agent, the Co-Agents or any Lender or to any Affiliate of the disclosing party, (e) in connection with any litigation or dispute to which any one or more of the Lenders is a party, (f) to any assignee or participant so long as such assignee or participant (or prospective assignee or participant) agree in writing with the relevant Lender to be bound, mutatis mutandis, by the provisions of this Section 16.25, or (g) to the extent such information has been received from any Person not bound by a duty of confidentiality; provided, further, that, unless specifically prohibited by Applicable Law, each Lender shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information (i) by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or (ii) pursuant to legal process; and provided finally that in no event shall the Administrative Agent, any Co-Agent or any Lender be obligated or required to return any materials furnished by the Borrowers. The obligations of the Administrative Agent, each Co-Agent and any Lender under this Section 16.25 shall supersede and replace the obligations of such Person under any confidentiality agreement or letter in respect of the transactions contemplated by this Agreement and signed by such Person and delivered by such Person to the Borrowers (or any of them) prior to the Effective Date.

                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement  to  be  executed  by  their  duly  authorized   officers  in  several
counterparts all as of the day and year first written above.


                                               BORROWERS:

                                               LADD FURNITURE, INC.

[Corporate Seal]

Attest:                                        By:___________________________
                                                  William S. Creekmuir
By:_________________________                      Executive Vice President
   Name: ___________________
   Title: __________________

                                                AMERICAN FURNITURE COMPANY,
                                                INCORPORATED

[Corporate Seal]

Attest:                                         By:___________________________
                                                    William S. Creekmuir
By:_________________________                        Vice President
   Name: ___________________
   Title: __________________

                                                LEA INDUSTRIES, INC.
                                                (a North Carolina corporation)
[Corporate Seal]

Attest:                                         By:___________________________
                                                     William S. Creekmuir
By:_________________________                         Vice President
   Name: ___________________
   Title: __________________

                                                 BARCLAY FURNITURE CO.

[Corporate Seal]

Attest:                                          By:___________________________
                                                     William S. Creekmuir
By:_________________________                         Vice President
   Name: ___________________
   Title: __________________

                                                 CLAYTON-MARCUS COMPANY, INC.


[Corporate Seal]

Attest:                                          By:___________________________
                                                     William S. Creekmuir
By:_________________________                         Vice President
   Name: ___________________
   Title: __________________

                                                  LADD CONTRACT SALES CORP.

[Corporate Seal]

Attest:                                          By:___________________________
                                                        William S. Creekmuir
By:_________________________                            Vice President
   Name: ___________________
   Title: __________________

                                                   PENNSYLVANIA HOUSE, INC.

[Corporate Seal]

Attest:                                          By:___________________________
                                                      William S. Creekmuir
By:_________________________                          Vice President
   Name: ___________________
   Title: __________________

                                                     PILLIOD FURNITURE, INC.

[Corporate Seal]

Attest:                                          By:___________________________
                                                          William S. Creekmuir
By:_________________________                              Vice President
   Name: ___________________
   Title: __________________


                                                  LADD TRANSPORTATION, INC.

[Corporate Seal]

Attest:                                          By:___________________________
                                                       William S. Creekmuir
By:_________________________                           Vice President
   Name: ___________________
   Title: __________________

                                                LADD INTERNATIONAL SALES CORP.

[Corporate Seal]

Attest:                                         By:___________________________
                                                       William S. Creekmuir
By:_________________________                           Vice President
   Name: ___________________
   Title: __________________


                                                ADMINISTRATIVE AGENT:

                                                NATIONSBANK, N.A. (SOUTH)


                                                By:___________________________
                                                   Reece Chapman
                                                   Senior Vice President


                                       Address: 600 Peachtree Street
                                                13 Plaza
                                                Atlanta, Georgia  30308
                                                Attn: Business Credit
                                                Facsimile No.: 404-607-6437


                                                CO-AGENTS:

                                                NATIONSBANK, N.A. (SOUTH)


                                                By:___________________________
                                                   Reece Chapman
                                                   Senior Vice President


                                      Address: 600 Peachtree Street
                                               13 Plaza
                                               Atlanta, Georgia  30308
                                               Attn: Business Credit
                                               Facsimile No.: 404-607-6437

                                         FLEET CAPITAL CORPORATION



                                         By: _________________________
                                             Name:
                                             Title:

                                Address: 300 Galleria Parkway
                                         Suite 800
                                         Atlanta, Georgia 30339
                                         Attn: John W. Getz
                                         Facsimile No.: 770-859-

                                            LENDERS:

                                            NATIONSBANK, N.A. (SOUTH)


                                            By:___________________________
                                               Reece Chapman
                                               Senior Vice President

                                        Address:  600 Peachtree Street
                                                  13 Plaza
                                                  Atlanta, Georgia  30308
                                                  Attn: Business Credit
                                                  Facsimile No.: 404-607-6437

                                                 FLEET CAPITAL CORPORATION



                                                 By: _________________________
                                                     John W. Getz
                                                     Title:

                                           Address: 300 Galleria Parkway
                                                    Suite 800
                                                    Atlanta, Georgia 30339
                                                    Attn:
                                                    Facsimile No.: 770-859-

                                                 BANKAMERICA BUSINESS CREDIT



                                                 By:___________________________
                                                    Victor Alfirevic
                                                    Vice President

                                       Address: BankAmerica Business Credit,
                                                              Inc.
                                                 Two North Lake Avenue,
                                                 Suite 400
                                                 Attn: Victor Alfirevic
                                                 Facsimile No.: 818-796-3358

                                                                      EXHIBIT A

                          FORM OF REVOLVING CREDIT NOTE


$____________________                                          Atlanta, Georgia
                                                            _________ ___, 1996


         FOR VALUE RECEIVED, the undersigned, LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation,, LEA INDUSTRIES, INC. (NORTH CAROLINA), a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation and PILLIOD FURNITURE, INC., a North Carolina corporation, (collectively, the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of ___________________________ (the "Lender") at the offices of NationsBank, N.A. (South), a national banking association, as administrative agent for the Lenders (together with its successor agents the "Administrative Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Administrative
Agent, on   the     Termination     Date,     the       principal    amount   of
____________________________________ AND NO/100 DOLLARS ($_____________.00),  or
such lesser principal amount as may then constitute the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds.

         The Borrowers also jointly and severally unconditionally promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

         This Note is one of the Revolving Credit Notes referred to in that certain Loan and Security Agreement dated as of July ___, 1996 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined therein being used in this Note as therein defined) among the Borrowers, the financial institutions party thereto from time to time (the "Lenders"), NationsBank, N.A. (South), a national banking association and Fleet Capital Corporation, a Rhode Island corporation, as agents for the Lenders (the "Co-Agents"), and the Administrative Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

         Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrowers, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

         The provisions of Section 16.5 of the Loan Agreement are hereby expressly incorporated by reference herein.

         This Revolving Credit Note shall be governed by, and construed in accordance with, the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the undersigned has executed the Revolving Credit Note as of the day and year first above written.

                                   BORROWERS:

                                  LADD FURNITURE, INC.
[Corporate Seal]

Attest:                           By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                    [signatures continued on following page]


                                     (viii)

                   [signatures continued from preceding page]


                                  AMERICAN FURNITURE COMPANY,
                                  INCORPORATED
[Corporate Seal]

Attest:                            By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                   BARCLAY FURNITURE CO.
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                   CLAYTON-MARCUS COMPANY, INC.
[Corporate Seal]

Attest:                            By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                    LADD CONTRACT SALES CORPORATION
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:


                    [signatures continued on following page]


                                      (ix)

                   [signatures continued from preceding page]

                                   LADD INTERNATIONAL SALES CORP.
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:


                                    LADD TRANSPORTATION, INC.
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:



                                    LEA INDUSTRIES, INC. (NORTH
                                    CAROLINA)
[Corporate Seal]

Attest:                            By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                    PENNSYLVANIA HOUSE, INC.
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                    [signatures continued on following page]


                                       (x)

                   [signatures continued from preceding page]


                                   PILLIOD FURNITURE, INC.
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:


                                      (xi)

                                                                      EXHIBIT B

                                FORM OF TERM NOTE


$____________________                                          Atlanta, Georgia
                                                             ________ ___, 1996


         FOR VALUE RECEIVED, the undersigned, LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, LEA INDUSTRIES, INC. (NORTH CAROLINA), a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation and PILLIOD FURNITURE, INC., a North Carolina corporation, (collectively, the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of ___________________________ (the "Lender") at the offices of NationsBank, N.A. (South), a national banking association, as administrative agent for the Lenders (together with its successor agents the "Administrative Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Administrative Agent, the principal amount of ____________________________________ AND NO/100 DOLLARS
($_____________.00), constituting the Term Loan made by the Lender to the Borrowers pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds, in such amounts and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof.

         The Borrowers also jointly and severally unconditionally promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

         This Note is the Term Note referred to in that certain Loan and Security Agreement dated as of July ___, 1996 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined therein being used in this Note as therein defined) among the Borrowers, the financial institutions party thereto from time to time (the "Lenders"), NationsBank, N.A. (South), a national banking association and Fleet Capital Corporation, a Rhode Island corporation, as agents for the Lenders (the "Co-Agents"), and the Administrative Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

         Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrowers, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

         The provisions of Section 16.5 of the Loan Agreement are hereby expressly incorporated by reference herein.

         This Term Note shall be governed by, and construed in accordance with, the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the undersigned have executed the Term Note as of the day and year first above written.

                                   BORROWERS:

                                   LADD FURNITURE, INC.
[Corporate Seal]

Attest:                            By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                    [signatures continued on following page]



                                     (xiii)

                   [signatures continued from preceding page]


                                  AMERICAN FURNITURE COMPANY,
                                  INCORPORATED
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                  BARCLAY FURNITURE CO.
[Corporate Seal]

Attest:                              By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                   CLAYTON-MARCUS COMPANY, INC.
[Corporate Seal]

Attest:                              By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                    LADD CONTRACT SALES CORPORATION
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:


                    [signatures continued on following page]



                                      (xiv)

                   [signatures continued from preceding page]

                                   LADD INTERNATIONAL SALES CORP.
[Corporate Seal]

Attest:                            By:
                                      Name:
By:                                   Title:
  Name:
  Title:


                                    LADD TRANSPORTATION, INC.
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                    LEA INDUSTRIES, INC. (NORTH
                                    CAROLINA)
[Corporate Seal]

Attest:                             By:
                                      Name:
By:                                   Title:
  Name:
  Title:

                                     PENNSYLVANIA HOUSE, INC.
[Corporate Seal]

Attest:                              By:
                                      Name:
By:                                   Title:
  Name:
  Title:


                    [signatures continued on following page]



                                      (xv)

                   [signatures continued from preceding page]

                                     PILLIOD FURNITURE, INC.
[Corporate Seal]

Attest:                              By:
                                      Name:
By:                                   Title:
  Name:
  Title:














                                      (xvi)